UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

SCHEDULE 14A

_______________________

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Steel Connect, Inc.

(Name of Registrant as Specified in Its Charter)

_____________________________________________________________

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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STEEL CONNECT, INC.
1601 TRAPELO ROAD, SUITE 170
WALTHAM, MASSACHUSETTS 02451

June 26, 2020

Dear Steel Connect, Inc. Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Steel Connect, Inc., which will be held on July 23, 2020, at 9:00 a.m. Eastern Time. In light of public health concerns regarding the coronavirus outbreak, and to support the health and well-being of our stockholders, the Annual Meeting will be held in a virtual-only meeting format. You will not be able to attend the Annual Meeting in person. You can virtually attend the live webcast of the Annual Meeting at www.virtualshareholdermeeting.com/STCN2019, where you will be able to vote electronically and submit questions during the Annual Meeting. For more information, see “Questions and Answers about the Annual Meeting and Voting.”

Information about the meeting and the various matters on which the stockholders will act is included in the Notice of Annual Meeting of Stockholders and Proxy Statement which follow. Also included are a Proxy Card and postage-paid return envelope. You are urged to read the Proxy Statement carefully and, whether or not you plan to virtually attend the Annual Meeting, to promptly submit a proxy: (a) by telephone or the Internet following the easy instructions on the enclosed proxy card; or (b) by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/STCN2019, you must enter the control number found on your proxy card (if you are a stockholder of record) or voting instruction form (if you own shares of common stock in street name). You may vote at the Annual Meeting by following the instructions available on the meeting website during the meeting. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. Therefore, I urge you to promptly submit your proxy to vote via the Internet, by telephone or by signing, dating and returning the completed proxy card or voting instruction form. Voting by any of these methods will ensure your representation at the Annual Meeting.

Sincerely,
/s/ Warren G. Lichtenstein
Warren G. Lichtenstein
Interim Chief Executive Officer and Executive Chairman of the Board

STEEL CONNECT, INC.
1601 TRAPELO ROAD, SUITE 170
WALTHAM, MASSACHUSETTS 02451

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 23, 2020

To the Stockholders of Steel Connect, Inc.:

NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Steel Connect, Inc. (the “Company”) will be held on July 23, 2020, at 9:00 a.m. Eastern Time. In light of public health concerns regarding the coronavirus outbreak, and to support the health and well-being of our stockholders, the Annual Meeting will be held in a virtual-only meeting format. You will not be able to attend the Annual Meeting in person. You can virtually attend the live webcast of the Annual Meeting at www.virtualshareholdermeeting.com/STCN2019, where you will be able to vote electronically and submit questions during the Annual Meeting. For more information, see “Questions and Answers about the Annual Meeting and Voting.”

The Annual Meeting will be held for the following purposes:

1.      To elect two directors to serve in Class II until the 2022 Annual Meeting of Stockholders (to be held after the fiscal year ending July 31, 2022) and until their respective successors are duly elected and qualified, or, if the Board Declassification Proposal is approved, until the 2020 Annual Meeting of Stockholders (to be held after the fiscal year ending July 31, 2020);

2.      To approve, on an advisory basis, the compensation of our named executive officers;

3.      To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year;

4.      To approve an amendment to the Company’s Restated Certificate of Incorporation to declassify the board of directors (the “Board Declassification Proposal”);

5.      To approve the adoption of the Steel Connect Inc. 2020 Stock Incentive Compensation Plan; and

6.      To transact such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board has no knowledge of any other business to be transacted at the Annual Meeting.

Only stockholders of record at the close of business on May 26, 2020 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. All stockholders are cordially invited to virtually attend the Annual Meeting. We have provided you with the information necessary if you wish to virtually attend the Annual Meeting.

As an alternative to electronically voting at the Annual Meeting, you may vote via the Internet at www.proxyvote.com, by touch-tone telephone at 1-800-690-6903, or, if you receive a paper proxy card in the mail, by mailing a completed proxy card (if you are a stockholder of record) or voting instruction form (if you own shares of common stock in street name). Proxies submitted by telephone or over the Internet must be received by 11:59 p.m. Eastern Time on July 22, 2020.

A list of the names of stockholders entitled to vote at the Annual Meeting will be available to stockholders for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting. Please contact Michael Macmanus, VP, General Counsel, & Secretary, at mmacmanus@steelpartners.com or at (212) 520-2370, if you wish to examine the list prior to the Annual Meeting. The stockholder list will also be available during the Annual Meeting for examination by any stockholder at www.virtualshareholdermeeting.com/STCN 2020.

This notice and the Proxy Statement are first being mailed to our stockholders on or about June 26, 2020.

By Order of the Board of Directors,
Waltham, Massachusetts
June 26, 2020	/s/ Warren G. Lichtenstein
Warren G. Lichtenstein, Interim Chief Executive Officer and Executive Chairman of the Board

IMPORTANT

Please submit your proxy to vote as soon as possible. As an alternative to voting electronically at the Annual Meeting, you may submit your proxy via the Internet, by telephone, or, if you receive a paper proxy card (if you are a stockholder of record) or voting instruction form (if you own shares of common stock in street name) in the mail, by mailing a completed proxy card or voting instruction form. For detailed information regarding voting instructions, please refer to the section entitled “Questions and Answers About the Annual Meeting and Voting.” You may revoke a previously delivered proxy at any time prior to the Annual Meeting. If you decide to virtually attend the Annual Meeting and wish to change your proxy vote, you may do so by electronically voting at the virtual Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 23, 2020.

This Notice of Annual Meeting and Proxy Statement, our Annual Report on Form 10-K for the year ended July 31, 2019 (without exhibits) and Amendment No. 1 to Annual Report on Form 10-K/A (without exhibits) are available for viewing, printing and downloading at www.steelconnectinc.com.

STEEL CONNECT, INC.
1601 Trapelo Road, Suite 170
Waltham, Massachusetts 02451

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 23, 2020

i

Page
OTHER INFORMATION	51
Delinquent Section 16(a) Reports	51
2019 Annual Report	51
Householding of Annual Meeting Materials	51
Manner and Cost of Proxy Solicitation	51
Other Matters	51
Proposals of Stockholders for 2020 Annual Meeting and Nomination of Directors	51
APPENDIX I	A-I-1
APPENDIX II	A-II-1

ii

STEEL CONNECT, INC.
1601 TRAPELO ROAD, SUITE 170
WALTHAM, MASSACHUSETTS 02451

PROXY STATEMENT

For the Annual Meeting of Stockholders
To Be Held on July 23, 2020

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board” or “Board of Directors”) of Steel Connect, Inc. a Delaware corporation (“we” or the “Company”), for use at the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on July 23, 2020, at 9:00 a.m. Eastern Time, and at any adjournments or postponements thereof. Due to the continuing public health impact of the coronavirus (COVID-19) outbreak and to support the health and well-being of our stockholders, this year’s Annual Meeting will be held in a virtual meeting format only. You can virtually attend the live webcast of the Annual Meeting at www.virtualshareholdermeeting.com/STCN2019, where you will be able to vote electronically and submit questions during the Annual Meeting. For more information, see “Questions and Answers about the Annual Meeting and Voting.”

On or about June 26, 2020, we are mailing this Proxy Statement together with our Annual Report on Form 10-K, as amended, for the fiscal year ended July 31, 2019 (the “2019 Annual Report”). The Company’s principal executive offices are located at 1601 Trapelo Road, Suite 170, Waltham, Massachusetts 02451 and its telephone number is (781) 663-5000.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Who is entitled to vote?

Only holders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”) and holders of record of the Company’s Series C Convertible Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”) as of the close of business on May 26, 2020 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 62,383,678 shares of Common Stock and 35,000 shares of Series C Preferred Stock were outstanding. Each share of Common Stock entitles the record holder thereof to one vote on each matter brought before the Annual Meeting. As of the Record Date, the outstanding shares Series C Preferred Stock were convertible into 17,857,143 shares of Common Stock and the holder thereof was entitled to vote the Series C Preferred Stock on each matter brought before the Annual Meeting on an as-converted basis together with the holders of the Common Stock (i.e., the 35,000 shares of Series C Preferred Stock will have the same voting power as 17,857,143 shares of Common Stock).

All shares of Series C Preferred Stock are held by SPH Group Holdings LLC (“SPHG Holdings”). As of the Record Date, SPHG Holdings and its affiliated entities and individuals, including four of our directors who were members of a Section 13(d) group with SPHG Holdings and its affiliated entities, beneficially owned approximately 56.2% of our outstanding shares of Common Stock, which includes, in addition to shares of Common Stock held outright, 17,857,143 shares of Common Stock underlying the Series C Preferred Stock (which vote on an as-converted basis together with the holders of Common Stock) and 6,293,707 shares of Common Stock underlying the Company’s 7.50% Convertible Senior Note due 2024 (the “2024 Note”) (which are not entitled to vote, but are deemed to be beneficially owned by SPHG Holding based on their convertibility at the holder’s option). For more information, see “Security Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Related Transactions.”

All references in this Proxy Statement to quorum, voting requirements, Common Stock and holders of Common Stock, are, unless the context requires otherwise, deemed to include Series C Preferred Stock and holders of Series C Preferred Stock (as appropriate).

When and where is the Annual Meeting being held?

This year’s Annual Meeting will be accessible only through the Internet. We are conducting a virtual-only Annual Meeting so our stockholders can participate from any geographic location with Internet connectivity. We believe this is a particularly important step this year in light of the evolving public health and safety considerations posed by the potential spread of the coronavirus (COVID-19) by enhancing accessibility to our Annual Meeting for all of our stockholders. You are entitled to participate in the Annual Meeting if, as of the close of business on the Record Date, you were a stockholder or you owned your shares in “street name” (i.e., through a bank, broker or other nominee) and you hold a “legal proxy” from your bank, broker or other nominee for the Annual Meeting.

•        Log-in Instructions:    To participate in the Annual Meeting, you must access the meeting website at www.virtualshareholdermeeting.com/STCN2019 and enter the unique control number found on the proxy card or voting instruction form provided to you with this Proxy Statement.

•        Access to the Annual Meeting:    The webcast of the Annual Meeting will begin promptly at 9:00 a.m. Eastern Time on July 23, 2020. Online access to the webcast will open approximately 30 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your computer audio system. We encourage you to access the meeting prior to the start time.

•        Submission of Questions at the Annual Meeting.    Once online access to the Annual Meeting is open, stockholders may submit questions, if any, on www.virtualshareholdermeeting.com/STCN2019. You will need your unique control number described above. Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints.

•        Other Information:    Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/STCN2019. Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/STCN2019 on the day of the Annual Meeting. We also will post a replay of the Annual Meeting on our investor relations website, which will be available following the meeting. Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website at www.virtualshareholdermeeting.com/STCN2019.

Regardless of whether you plan to participate in the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, we encourage you to log on to www.virtualshareholdermeeting.com/STCN2019 and vote in advance of the Annual Meeting.

What if I have technical or logistical difficulties accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the meeting webcast log-in page.

What if I lost my control number but would like to attend the Annual Meeting?

You will be able to log in as a guest. To view the meeting webcast, visit www.virtualshareholdermeeting.com/STCN2019 and register as a guest. However, if you log in as a guest, you will not be able to vote your shares or submit questions during the meeting.

How do I vote my shares without attending the virtual Annual Meeting?

Your vote is very important. Whether or not you plan to virtually attend the Annual Meeting, we urge you to submit your proxy to vote your shares today.

If you are a registered holder of Common Stock or Series C Preferred Stock

If you are a registered holder of Common Stock or Series C Preferred Stock, you may vote your shares either by voting by proxy in advance of the Annual Meeting or by electronically voting at the Annual Meeting. By submitting a proxy, you are legally authorizing another person to vote your shares on your behalf. We urge you to use the enclosed proxy card to vote in accordance with the Board’s nominees and recommended proposals set forth in this Proxy Statement. If you submit your executed proxy card, but you do not indicate how your shares are to be voted, then your shares will be voted in accordance with the Board’s recommendations set forth in this Proxy Statement. In addition, if any other matters are brought before the Annual Meeting (other than the proposals contained in this Proxy Statement), then the individuals listed on the proxy card will have the authority to vote your shares on those other matters in accordance with their discretion and judgment.

Whether or not you plan to virtually attend the Annual Meeting, we urge you to promptly submit a proxy (a) via the Internet or by telephone following the easy instructions on the enclosed proxy card or (b) by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you later decide to virtually attend the Annual Meeting and vote electronically, that vote will automatically revoke any previously submitted proxy.

If you hold your shares of Common Stock in “street name”

If you hold your shares of Common Stock in “street name” (i.e., through a bank, broker or other holder of record (a “custodian”)), your custodian is required to vote your shares on your behalf in accordance with your instructions. If you do not give instructions to your custodian, your custodian will not be permitted to vote your shares with respect to “non-routine” items, such as the election of directors (“Directors”).

Under the rules of The Nasdaq Stock Market LLC (“Nasdaq”), if you do not give instructions to your custodian, it will still be able to vote your shares with respect to certain “routine” items, but will not be allowed to vote your shares with respect to certain “non-routine” items. The ratification of the appointment of our independent registered public accounting firm (Proposal 3) is a routine item on which a custodian has discretionary authority to vote. The election of Directors (Proposal 1), the advisory vote on Named Executive Officer compensation (Proposal 2), the Board Declassification Proposal (Proposal 4), and approval of the Steel Connect Inc. 2020 Stock Incentive Compensation Plan (the “2020 Stock Incentive Plan”) (Proposal 5) are non-routine items on which a custodian does not have discretionary authority to vote. Accordingly, if you do not give instructions to your custodian with respect to such proposals, or if your custodian does not exercise its discretionary authority with respect to such proposals, your shares will be treated as “broker non-votes” on these particular matters. “Broker non-votes” are shares with respect to which a bank or brokerage firm (a custodian) does not receive voting instructions from the beneficial holder and does not have or exercise discretionary authority in voting on a proposal. As used in this Proxy Statement, “Named Executive Officer” has the meaning ascribed to it in the section entitled “Executive Compensation—Summary Compensation Table”.

Accordingly, we urge you to promptly give instructions to your custodian to vote FOR the Board’s nominees and recommended proposals by using the voting instruction card provided to you by your custodian. Please note that if you intend to vote your street name shares virtually at the Annual Meeting, you must provide a “legal proxy” from your custodian at the Annual Meeting.

How does the Board recommend that I vote?

The Board recommends a vote:

FOR the election of the Board’s nominees;

FOR the approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers, as such information is disclosed under “Executive Compensation,” including the compensation tables and the accompanying narrative disclosure (commonly referred to as “say-on-pay”);

FOR the ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year;

FOR the approval of the amendment of the Company’s Restated Certificate of Incorporation, as previously amended (the “Restated Certificate of Incorporation”), to declassify the Board (the “Board Declassification Proposal”); and

FOR the approval of the 2020 Stock Incentive Plan.

If you submit your executed proxy card, but you do not indicate how your shares are to be voted, then your shares will be voted in accordance with the Board’s recommendations set forth above.

What is the deadline for voting if I do not attend the Annual Meeting virtually?

Proxies submitted by telephone or over the Internet must be received by 11:59 p.m. Eastern Time on July 22, 2020. Mailed proxy cards with respect to shares held by registered holders or “street name” holders must be received by us at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, no later than July 22, 2020.

How many shares must be present to hold the Annual Meeting?

The presence of a majority of the issued and outstanding shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting will constitute a quorum.

May the Annual Meeting be adjourned?

If a quorum is not present to transact business at the Annual Meeting, the meeting may be adjourned to another time and place by the affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote thereat and with the direction of chairman of the Annual Meeting. If the Annual Meeting is postponed or adjourned, a stockholder’s proxy may remain valid and may be voted at the postponed or adjourned meeting. A stockholder still will be able to revoke the stockholder’s proxy until it is voted.

How many votes are required to approve each proposal and how are votes counted?

The election of a director requires a plurality vote. Thus, with respect to Proposal 1, the two nominees for Director receiving the highest vote totals will be elected as Class II Directors of the Company.

Approval of Proposal 2 (Advisory Vote on Company’s Named Executive Officer Compensation), Proposal 3 (Ratification of Independent Registered Public Accounting Firm), and Proposal 5 (2020 Stock Incentive Plan) each requires the vote of the holders of a majority of the shares, which have voting power present in person or represented by proxy and have actually voted.

Approval of Proposal 4 (Board Declassification Proposal) requires the affirmative vote of 75% of the outstanding shares of Common Stock and Series C Preferred Stock, voting together as single class.

What are the effects of abstentions and “broker non-votes”?

Abstentions and broker non-votes will be considered shares “present and entitled to vote” for the purpose of determining whether a quorum exists. A “broker non-vote” occurs when a broker or custodian does not vote on a particular proposal because it has not received voting instructions from the applicable beneficial owner and does not have discretionary voting power on the matter in question.

With respect to Proposal 1 (Election of Directors), Proposal 2 (Advisory Vote on Named Executive Officer Compensation), Proposal 3 (Ratification of Independent Registered Public Accounting Firm), and Proposal 5 (2020 Stock Incentive Plan), abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

With respect to Proposal 4 (Board Declassification Proposal), abstentions and broker non-votes, if any, will have the same effect as a vote against this proposal.

Can I change my vote after I submit my proxy?

Your proxy is revocable. The procedure you must follow to revoke your proxy depends on how you hold your shares.

If you are a registered holder of Common Stock or Series C Preferred Stock, you may revoke a previously submitted proxy by submitting another valid proxy (whether by phone, the Internet or mail to the address set forth above) or by providing a signed letter of revocation to the Secretary of the Company, at the principal executive offices of the Company, 1601 Trapelo Road, Suite 170, Waltham, Massachusetts 02451, before the closing of the polls at the Annual Meeting on July 22, 2020 at 11:59 p.m. Eastern Time. Only the latest-dated validly executed proxy will count. You also may revoke any previously submitted proxy by virtually attending the Annual Meeting and electronically voting your shares. Note that simply attending the Annual Meeting without taking one of the above actions will not revoke your proxy.

If you hold shares in street name, in general, you may revoke a previously submitted voting instruction by submitting to your custodian another valid voting instruction (whether by phone, the Internet or mail) or a signed letter of revocation. Please contact your custodian for detailed instructions on how to revoke your voting instruction and the applicable deadlines.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements may be identified by the use of such words as “expects,” “anticipates,” “intends,” “hopes,” “believes,” “could,” “may,” “will,” “projects” and “estimates,” and other similar expressions, but these words are not the exclusive means of identifying such statements. We caution that a variety of factors, including but not limited to the following, could cause our results to differ materially from those expressed or implied in our forward-looking statements: our ability to deploy our capital in a manner that maximizes stockholder value; the ability to identify suitable acquisition candidates or business and investment opportunities; the inability to realize the benefits of net operating losses of our affiliates and subsidiaries; the ability to consolidate and manage our newly acquired businesses; fluctuations in demand for our products and services; general economic conditions; the impact of COVID-19 on business activity generally and on the Company’s operations; and other risks detailed from time to time in filings we make with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the fiscal year ended July 31, 2019, our Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2020 and other documents subsequently filed with or furnished by us to the SEC. All forward-looking statements in this Proxy Statement speak only as of the date hereof. Except as required by law, we assume no obligation to update any forward-looking information that is included in this Proxy Statement.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has seven members and is currently divided into three classes. A class of Directors is elected each year for a three-year term. No family relationships exist between any directors or executive officers, as such term is defined in Item 401 of Regulation S-K promulgated under the Exchange Act.

The current term of the Company’s Class II Directors will expire at the Annual Meeting. William T. Fejes, Jr., currently a Class II director, has announced his intention not to stand for re-election and to retire from the Board effective at the conclusion of the Annual Meeting. Accordingly, the Board’s nominees for Class II Directors are Jack L. Howard and Maria U. Molland. Mr. Howard currently serves as a Class II Director and is available for re-election at the Annual Meeting. Ms. Molland was appointed by the Board of Directors as a Class III Director in December 2019 and will stand for election as a Class II Director. If either of Ms. Molland or Mr. Howard is elected at the Annual Meeting, she or he will serve for a term of three years that will expire at the Company’s 2022 Annual Meeting of Stockholders (to be held after the fiscal year ending July 31, 2022) (the “2022 Annual Meeting”), unless the Board Declassification Proposal (Proposal 4) is approved, in which case she or he will serve until the Company’s 2020 Annual Meeting of Stockholders (to be held after the fiscal year ending July 31, 2020) (the “2020 Annual Meeting”), and in each case until their respective successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. The persons named as proxies will vote for each of Ms. Molland and Mr. Howard for election to the Board as a Class II Director unless the proxy card or voting instruction form is marked otherwise.

Ms. Molland and Mr. Howard have each indicated a willingness to serve, if elected; however, if prior to election, either or both becomes unable to serve, the persons named as proxies may vote the proxy for a substitute nominee or, as the case may be, nominees. The Board has no reason to believe that either Ms. Molland or Mr. Howard will be unable to serve if elected.

Vote Required

The two nominees for Class II Directors receiving the highest vote totals will be elected as Class II Directors of the Company. Abstentions and any “broker non-votes” will not be included in the vote totals and, as such, will have no effect on the outcome of this proposal.

The Board unanimously recommends that the stockholders vote FOR the Director Nominees listed below.

Information Concerning the Directors and the Board’s Nominees

Name	Age	Current Position with the Company	Class to Which Nominated at Annual Meeting	Director Since
Warren G. Lichtenstein	54	Class I Director, Executive Chairman	n/a	March 2013
Glen M. Kassan	76	Class I Director, Vice Chairman	n/a	March 2013
+Jack L. Howard	58	Class II Director	Class II	December 2017
William T. Fejes, Jr.(4)	64	Class II Director	n/a	December 2017
*Jeffrey J. Fenton(1)(2)	63	Class III Director	n/a	November 2010
*Jeffrey S. Wald(2)(3)	45	Class III Director	n/a	February 2012
+*Maria U. Molland(1)(2)(3)(4)	45	Class III Director	Class II	December 2019

____________

+        Director Nominee

*        Independent Director

(1)      Member of the Organization and Compensation Committee (the “Compensation Committee”).

(2)      Member of the Audit Committee.

(3)      Member of the Nominating and Corporate Governance Committee (the “Governance Committee”).

(4)      Mr. Fejes, a Class II director, has announced his intention not to stand for re-election and to retire from the Board effective at the conclusion of the Annual Meeting. Thus, Ms. Molland will for stand for election as a Class II director at the Annual Meeting.

Biographical and certain other information concerning the Director nominees and continuing and other members of the Board of the Company is set forth below:

Class II Director Nominees for a Three-Year Term Expiring at the 2022 Annual Meeting, or if the Declassification Proposal Is Approved, a One-Year Term Expiring at the 2020 Annual Meeting

Jack L. Howard.    Mr. Howard has served as a director of the Company since December 2017. He has served as President of Steel Partners Holdings L.P. (“Steel Holdings”), a diversified holding company listed on the New York Stock Exchange that engages in multiple businesses, since July 15, 2009, and has been a member of Steel Holdings’ board of directors since October 2011. Steel Holdings is our controlling stockholder. Mr. Howard also served as the Assistant Secretary from July 2009 until September 2011 of Steel Holdings and as Steel Holdings’ Secretary from September 2011 until January 2012. Mr. Howard has been associated with Steel Holdings and its predecessors and affiliates since 1993. Mr. Howard has been a director of Handy & Harman Ltd. (“HNH”), a wholly-owned subsidiary of Steel Holdings, a previously Nasdaq-listed company, since July 2005 and previously served as Vice Chairman of the HNH Board and as HNH’s Principal Executive Officer. Mr. Howard has been a director of Steel Excel Inc. (“Steel Excel”), a wholly-owned subsidiary of Steel Holdings providing premium oil well services and youth sports services and facilities, a previously Nasdaq-listed company, since December 2007 and previously served as Vice Chairman of the Steel Excel Board and Principal Executive Officer of Steel Excel. Since February 2018, Mr. Howard has been the Executive Chairman of WebBank, a state-chartered industrial bank and wholly-owned subsidiary of Steel Holdings. He is the President of SP General Services, LLC, an affiliate of Steel Holdings. Mr. Howard graduated from the University of Oregon with a bachelor’s degree in finance. The Board has determined that Mr. Howard’s managerial and investing experience in a broad range of businesses, as well as his service on the boards of directors and committees of both public and private companies, make him well qualified to serve as a Director.

Maria U. Molland.    Ms. Molland has served as a Director of the Company since December 2019. Ms. Molland has been the Chief Executive Officer and director of Thinx Inc., a feminine hygiene company, since July 2017. Prior to her current position, Ms. Molland was the Chief Executive Officer and Founder of M Squared Digital Consulting, a professional services firm focused on strategy execution, from September 2013 to January 2016 and from January 2017 to July 2017. Between January 2016 and December 2016, Ms. Molland co-founded Splacer, an online platform and marketplace for people to list, discover, and book short-term spaces for unique event experiences. From April 2012 to August 2013, Ms. Molland was the Chief European Officer for Fab.com, an e-commerce company. Ms. Molland graduated from Northwestern University with a bachelor’s degree in Economics in 1996 and began her business career as an analyst with Volpe Brown Whelan & Company, a private technology investment bank. Ms. Molland received her Master of Business Administration from Harvard Business School in 2002 and has held several positions over the years in the internet and digital media industries. Ms. Molland brings to the Board significant business and leadership experience, which makes her well qualified to serve as a Director.

Class III Directors Continuing in Office until the 2020 Annual Meeting

Jeffrey J. Fenton.    Mr. Fenton has served as a Director of the Company since November 2010. Mr. Fenton was initially appointed to the Board pursuant to a Settlement Agreement among the Company, LCV Capital Management, LLC, Raging Capital Management, LLC and certain of their affiliates, in 2010. In January 2013, he was appointed as Senior Vice President, Business Development of United Rentals, Inc., a construction and industrial equipment rental company. Since March 2004, Mr. Fenton has served as a Principal of Devonshire Advisors LLC, an advisory services firm. From March 2004 to April 2008, Mr. Fenton also served as Senior Advisor to Cerberus Capital Management L.P., a leading private investment firm. Mr. Fenton served as a director of Bluelinx Holdings Inc., Formica Corporation, IAP Worldwide Services, Global Motorsports Group, Inc. and Transamerica Trailer Leasing Co. Mr. Fenton earned a Bachelor of Science degree in Mechanical Engineering from Northeastern University and a Master of Science degree in Management from Massachusetts Institute of Technology. Mr. Fenton brings to the Board significant finance, international business and leadership experience, having served as a senior advisor at a leading private investment firm as well as chief executive officer of a major industrial company.

Jeffrey S. Wald.    Mr. Wald has served as a Director of the Company since February 2012. Mr. Wald was elected to the Board at the Company’s 2011 annual meeting of stockholders after being nominated for election by Peerless Systems Corporation. Since May 2010, Mr. Wald has been the Chief Operating Officer and Chief Financial Officer of Work Market, Inc., an enterprise software platform that enables companies to manager their on-demand labor, and of which he is the Founder. From May 2008 to May 2010, Mr. Wald was a Managing Director at Barington Capital Group, L.P. an activist hedge fund manager. From March 2007 through May 2008, Mr. Wald was the Chief Operating Officer and Chief Financial Officer of Spinback, Inc., an internet commerce company (sold to Buddy Media Corporation), of which he is also the Founder. From January 2003 to March 2007, Mr. Wald was a Vice President at The GlenRock Group, a private equity firm which invests in undervalued, middle market companies as well as emerging and early stage companies. Earlier in his career, Mr. Wald held positions in the mergers and acquisitions department at J.P. Morgan Chase & Co. Mr. Wald is currently a director of Work Market, Inc. and CoStar Technologies, Inc., where he also serves on the audit committee. From 2010 to 2012, Mr. Wald served as a director of Peerless Systems Corporation and from 2009 to 2010 he served on the board of Register.com. Mr. Wald holds an MBA from Harvard University and an MS and BS from Cornell University. Mr. Wald brings to the Board substantial experience in the area of venture capital, technology, principal investing and operations.

Class I Directors Continuing in Office until the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”)

Warren G. Lichtenstein.    Mr. Lichtenstein has served as the Chairman of the Board and as a Director of the Company since March 2013, and as its Executive Chairman since June 2016. Following Mr. Henderson’s resignation, effective December 4, 2018, Mr. Lichtenstein assumed the additional role of Interim Chief Executive Officer of the Company. Mr. Lichtenstein had previously served as the Company’s Interim Chief Executive Officer from March 2016 until June 2016. Mr. Lichtenstein has served as Executive Chairman of the Board of Steel Partners Holdings GP Inc. (“Steel Holdings GP”) since February 2013 and had previously served as Chief Executive Officer and Chairman from July 2009 to February 2013. Steel Holdings GP is the general partner of Steel Holdings. Mr. Lichtenstein has been associated with Steel Holdings and its predecessors and affiliates since 1990. He has served as Chairman of the Board of HNH since July 2005. Mr. Lichtenstein has served as a director of Aerojet Rocketdyne Holdings, Inc. (“Aerojet”), a manufacturer of aerospace and defense products with a real estate business segment since March 2008, and serving as the Chairman of the Board from March 2013 to June 2016 and as Executive Chairman since June 2016. Mr. Lichtenstein has served as a director of Steel Excel since October 2010 and Chairman of the Board since May 2011. Mr. Lichtenstein served as a director of SL Industries, Inc. (“SLI”), a company that designs, manufactures and markets power electronics, motion control, power protection, power quality electromagnetic and specialized communication equipment, from March 2010 until it was acquired by HNH in June 2016. SLI was listed on the New York Stock Exchange until its acquisition as a wholly-owned subsidiary of Steel Holdings. Mr. Lichtenstein is also a director of the Steel Foundation and of the Law Enforcement Foundation. Mr. Lichtenstein studied at Tulane University and the University of Pennsylvania, where he received a Bachelor of Arts in Economics. Mr. Lichtenstein brings to the Board extensive experience in corporate finance, executive management and investing, deep knowledge from serving as a director and advisor to a diverse group of public companies and significant operations experience in manufacturing, aerospace, defense, banking and Steel Business System (the methodology used by Steel Holdings to invest and manage its businesses).

Glen M. Kassan.    Mr. Kassan has served as a Director of the Company since March 2013 and as its Vice Chairman since May 2014. He served as the Company’s Chief Administrative Officer from May 2014 until January 2015. Mr. Kassan served as a director of HNH from July 2005 until May 2015 and as the Company’s Vice Chairman of the Board from October 2005 until May 2015. He served as HNH’s Chief Executive Officer from October 2005 until December 2012. He has been associated with Steel Holdings and its affiliates since August 1999, and is currently an employee of Steel Services, Ltd. (“Steel Services”). Steel Services is an indirect wholly-owned subsidiary of Steel Holdings. He served as the Vice President, Chief Financial Officer and Secretary of a predecessor entity of Steel Holdings from June 2000 to April 2007. He served as a director of SL Industries from January 2002, and its Chairman of the Board from May 2008, until SL Industries was acquired by HNH in June 2016. He previously served as SL Industries’ Vice Chairman of the Board from August 2005 to May 2008, its President from February 2002 to August 2005, its interim Chief Executive Officer in June 2010 and its interim Chief Financial Officer from June 2010 to August 2010. Mr. Kassan brings to the Board his years of experience and record of success in leadership positions in industrial and other public companies having attributes similar to the Company, as well as the expertise in capital markets and corporate finance.

Director Retiring from the Board Following the Annual Meeting

William T. Fejes, Jr.    Mr. Fejes has served as a director of the Company since December 2017. Mr. Fejes previously served as the Chief Operating Officer of Steel Holdings from March 2019 to May 2020, and President of Steel Services, an indirect wholly-owned subsidiary of Steel Holdings, from October 2017 to May 2020 and of Steel Holdings’ Diversified Industrial segment from October 2017 to May 1, 2020. He had held similar positions in some of Steel Holdings’ subsidiaries since 2010, including serving as Senior Vice President of HNH and President and Chief Executive Officer of Handy & Harman Group Ltd. from June 2016 until October 2017, and as President of SLI from June 2010 to May 2020 and served as Chief Executive Officer of SLI from June 2010 until October 2016. From 2007 until 2010, Mr. Fejes was the Chief Operating Officer of Seakeeper, Inc., a company that designs, manufactures and markets motion stabilization equipment for boats under 50 meters in length. Prior to joining Seakeeper, Inc., Mr. Fejes was the President and Chief Executive Officer of TB Wood’s Corporation (“TB Wood’s”), a public company that designs, manufactures and markets industrial power transmission components, with plants in the United States, Mexico and Italy, from 2004 to 2007, and was a director of TB Wood’s from 2004 to 2005. Mr. Fejes also held various executive and management roles at Danaher Corporation, a public company that designs, manufactures and markets industrial and consumer products, for 18 years. From March 2009 to February 2015, Mr. Fejes served as a director of Broadwind Energy, a public company for which he also served as the Chairman of the Governance/Nominating Committee, as a member of the Audit Committee and as a member of the Compensation Committee. From 2008 to 2010, Mr. Fejes was a Director of Automation Solutions, Inc., a privately-held distributor of factory automation equipment. Mr. Fejes holds a bachelor’s and a master’s degree of science in electrical engineering from the Massachusetts Institute of Technology. Mr. Fejes’ broad experience across several industries and his service on other public and private company board made him well qualified to serve as a Director, and the Board thanks him for his service.

CORPORATE GOVERNANCE AND BOARD MATTERS

The Company maintains a corporate governance page on its website which includes key information about its corporate governance initiatives, including its Code of Business Conduct and Ethics, Corporate Governance Guidelines, and charters for each of the Audit Committee, the Compensation Committee, and the Governance Committee of the Board. The corporate governance page can be found by clicking on the “Corporate Governance” tab on our website at www.steelconnectinc.com. The contents of our website are not part of this Proxy Statement, and our internet address is included in this document as an inactive textual reference only.

The Company has policies and practices that the Board believes promote good corporate governance, including in line with the listing requirements of Nasdaq and relevant rules of the SEC.

•        The Board has adopted clear corporate governance policies;

•        All members of the Audit Committee, the Compensation Committee, and the Governance Committee are independent;

•        The independent members of the Board meet periodically, as they deem necessary, in executive session without the presence of management;

•        The Company has a Code of Business Conduct and Ethics, which applies to all employees, is monitored by its internal audit function and is annually affirmed by its employees;

•        The charters of the Board committees clearly establish their respective roles and responsibilities;

•        The Company has an ethics hotline available to all employees, and the Company’s Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters; and

•        The Company has stock ownership guidelines for its non-employee Directors and executive officers.

Board Leadership Structure

Mr. Lichtenstein served as non-executive Chairman of the Board from March 2013 until June 2016 at which time he was appointed a non-employee Executive Chairman of the Board. In December 2018, Mr. Lichtenstein assumed the additional role of Interim Chief Executive Officer of the Company upon the resignation of James Henderson, the former President and Chief Executive Officer of the Company.

The Board of Directors does not have a formal policy regarding whether the same person should serve as both the Chief Executive Officer and Chairman of the Board of Directors and believes that an effective leadership structure could be achieved either by combining or separating the Chief Executive Officer and Chairman positions, if the structure encourages free and open dialogue of competing views of directors and provides for strong checks and balances on management directors. Specifically, an effective governance structure must balance the powers of the Chief Executive Officer and the independent directors and enable the independent directors to oversee management effectively, while ensuring that the independent directors are fully informed about the Company’s business and strategy and, ready to discuss and debate key issues. The combined role of Chairman and Chief Executive Officer, in the case of the Company, means that the Chairman of the Board has longstanding experience in our industry and ongoing executive responsibility with the Company. Periodically, our Board of Directors assesses the board leadership structure to ensure that it serves the interests of the Company and our stockholders and promotes the creation of long-term stockholder value.

Duties of the Executive Chairman include, among other duties, (i) collaborating with our Chief Executive Officer on the Company’s strategic and operational positioning, product road map, management organization with enterprise-wide accountability, acquisitions and legal matters, (ii) calling, chairing and setting the agenda for meetings of the Board, (iii) setting the agenda for and chairing meetings of the Directors in executive session, (iv) chairing the annual meeting of stockholders, (v) briefing the Chief Executive Officer on issues arising from and/or discussed in executive sessions of the Directors, (vi) facilitating discussions among Directors on key issues regarding the Company, (vii) facilitating communications between other members of the Board and the Chief Executive Officer (however, each Director is free to communicate directly with the Chief Executive Officer), (viii) in the event a stockholder seeks to communicate with the Board, accepting and responding to such communications,

(ix) reviewing periodically the Company’s business plan, financial performance and other activities with the Chief Executive Officer, (x) recommending Board committee assignments for consideration by the Governance Committee (provided, however, that no such recommendation shall be required in order for such committee to carry out its duties with respect to committee composition) and (xi) in consultation with the other Directors and the Chief Executive Officer, developing Board agendas. During such period as Mr. Lichtenstein serves as Interim Chief Executive Officer of the Company, those duties described above that relate to the relationship between the Company’s Executive Chairman and the Company’s Chief Executive Officer are not applicable. At such time as the Company returns to separating the positions of Executive Chairman and the Chief Executive Officer, those duties described above that relate to the relationship between the Company’s Executive Chairman and the Chief Executive Officer will once again apply.

Mr. Kassan has served as Vice-Chairman of the Board since May 2, 2014. The duties of the Vice-Chairman include, among other things, providing assistance to the Chairman in performing the duties described above. Our Corporate Governance Guidelines provide that we may appoint a lead independent director where our Chairman is not independent.

We do not currently have a lead independent director; however, our independent directors, who serve as the sole members of our Audit Committee, Compensation Committee and Governance Committee, provide strong independent leadership to our Board. These independent directors also meet periodically, as they deem necessary, in executive session without the presence of management.

Controlled Company and Director Independence

The Board has determined that each of Mr. Fenton, Ms. Molland, and Mr. Wald satisfies the criteria for being an “independent director” under the standards of Nasdaq and has no material relationship with the Company other than by virtue of his or her service on the Board.

As a result of the Preferred Stock Transaction and Warrant Repurchase described below under the section entitled “Certain Relationships and Related Transactions,” SPHG Holdings and its affiliated entities and individuals, including four of our Directors who were members of a Section 13(d) group with SPHG Holdings and its affiliated entities, own approximately 56.2% of our outstanding shares of Common Stock. For more information, see “Security Ownership of Certain Beneficial Owners and Management.” As a result, we are a “controlled company” within the meaning of Rule 5615(c) of the Nasdaq Stock Market Listing Rules. Under the Nasdaq rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain Nasdaq corporate governance requirements, including: (i) the requirement that a majority of the Board consist of independent directors; (ii) the requirement that we have director nominees selected or recommended for the Board’s selection, either by a majority vote of only the independent directors or by a nominating committee comprised solely of independent directors, with a written charter or Board resolution addressing the nomination process; and (iii) the requirement that we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. We currently rely on some of these exemptions. Although our Governance Committee and our Compensation Committee consist entirely of independent directors and maintain charters in line with the rules of Nasdaq, we do not currently have a majority of independent directors on the Board.

Board and Committee Meetings

During the fiscal year ended July 31, 2019 (“Fiscal 2019”), the Board held eleven meetings (including by telephone conference). During Fiscal 2019, each incumbent Director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of the committees on which he or she served. During Fiscal 2019, the Directors of the Company met periodically, as they deemed necessary, outside of the presence of the executive officers of the Company. The Company’s Directors are strongly encouraged to attend the Company’s annual meetings of Stockholders. Six of the Company’s Directors serving at the time of the 2018 Annual Meeting of Stockholders held on July 24, 2019 attended such meeting in person or via teleconference.

Committees of the Board of Directors

The standing committees of the Board are the Audit Committee, the Compensation Committee, and the Governance Committee. Each committee reports regularly to the full Board on its activities.

Audit Committee

The Board has an Audit Committee, which assists the Board in fulfilling its responsibilities to stockholders concerning the Company’s financial reporting and internal controls and facilitates open communication among the Audit Committee, Board, independent registered public accounting firm and management:

•        The Audit Committee discusses with management and the Company’s independent registered public accounting firm the financial information developed by the Company, the Company’s systems of internal controls and the Company’s audit process.

•        The Audit Committee is solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent registered public accounting firm.

•        The independent registered public accounting firm meet with the Audit Committee (both with and without the presence of the Company’s management) to review and discuss various matters pertaining to the audit, including the Company’s financial statements, the report of the independent registered public accounting firm on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by the Company.

•        The Audit Committee oversees the internal audit functions and the senior-most internal auditor reports directly to the Audit Committee.

•        The Audit Committee pre-approves all audit services to be provided to the Company, whether provided by the principal independent registered public accounting firm or other firms, and all other services (review, attest, tax and non-audit) to be provided to the Company by the independent registered public accounting firm.

•        The Audit Committee coordinates the Board’s oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee is charged with establishing procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting, internal accounting controls or auditing matters.

•        The Audit Committee also reviews all related party transactions on an ongoing basis and all such transactions must be approved or ratified by the Audit Committee, except as otherwise determined by the Board, pursuant to our Related Person Transaction Policy. For more information, see “Certain Relationships and Related Transactions — Review, Approval or Ratification of Transactions with Related Persons.”

The Audit Committee is authorized, without further action by the Board, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Board has adopted a written charter for the Audit Committee, a copy of which can be found by clicking on the “Corporate Governance” tab on our website at www.steelconnectinc.com.

The Audit Committee currently consists of Mr. Wald (Chair), Mr. Fenton, and Ms. Molland, each of whom is independent as defined in applicable Nasdaq listing standards and Rule 10A-3 under the Exchange Act. Ms. Molland was appointed to the Audit Committee on January 22, 2020 to fill the vacancy created by Mr. Lengyel’s passing. Prior to his passing, Mr. Lengyel served on the Audit Committee and was independent as determined in accordance with the Audit Committee charter and applicable Nasdaq rules. The Board has determined that Mr. Wald is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. The Audit Committee met four times during Fiscal 2019.

Organization and Compensation Committee

The Board has a Compensation Committee, which administers the Company’s equity incentive plans, cash incentive plans, performance-based restricted stock program and other equity-based awards.

•        The Compensation Committee reviews and approves, or recommends to the Board for approval, (i) the salaries, bonuses and other compensation arrangements and policies, including relevant corporate goals and objectives, for the Company’s executive officers, (ii) incentive compensation and equity-based plans and (iii) any employment agreements and severance arrangements or plans.

•        The Compensation Committee makes recommendations to the Board regarding Director compensation.

The Compensation Committee is authorized, without further action by the Board, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Board has adopted a written charter for the Compensation Committee, a copy of which can be found by clicking on the “Corporate Governance” tab on our website at www.steelconnectinc.com. The Compensation Committee currently consists of Mr. Fenton (Chair) and Ms. Molland, each of whom is an independent director as defined in the applicable Nasdaq rules and is a “non-employee director” as defined in Rule 16b-3 under the Exchange Act. Prior to Mr. Lengyel passing in Fiscal 2019, he served as a member of the Compensation Committee and was independent as defined in the applicable Nasdaq rules and was a “non-employee director” as defined in Rule 16b-3 under the Exchange Act. The Compensation Committee met nine times during Fiscal 2019.

Role of Management in Compensation Decisions

In determining the performance criteria and compensation of our executive officers, the Compensation Committee generally takes into account the recommendations of our Chief Executive Officer (except as they relate to his own compensation). Typically, our Chief Executive Officer will make these recommendations based on his assessment of each executive officer’s individual performance as well as his knowledge of each executive officer’s job responsibilities, seniority, expected contributions, and his understanding of the competitive market for such executives. Our Chief Executive Officer may also attend meetings of the Compensation Committee at which executive compensation matters are addressed, except with respect to discussions involving his own compensation. All decisions with respect to the Chief Executive Officer’s compensation are made by the Compensation Committee, all of whom are independent members of the Board. In Fiscal 2019, our Chief Executive Officer and Chief Financial Officer regularly attended Compensation Committee meetings to provide information and recommendations, including with regard to management incentive plans. The Compensation Committee was not bound by such recommendations.

Role of the Compensation Consultant in Compensation Decisions

The Compensation Committee’s historical practice and policy has been to engage an outside compensation consultant to advise it as needed and to conduct a comprehensive review of executive compensation. In intervening years, it is the Compensation Committee’s practice to adjust the data from the prior year, as it deems necessary, to reflect prevailing market trends for executive compensation.

Pursuant to its charter, the Compensation Committee has the sole authority to retain, terminate, obtain advice from, oversee and compensate its outside advisors, including its compensation consultant. The Company has provided appropriate funding to the Compensation Committee to do so.

For Fiscal 2019, the Company, at the direction of the Compensation Committee, consulted Korn Ferry in November 2018 in connection with determining an appropriate level of compensation for the Company’s Interim Chief Executive Officer, but this process has not been finalized. In addition, Korn Ferry provided executive search services for one of the Company’s subsidiaries, which work spanned the fiscal year ended July 31, 2019 and the fiscal year ending July 31, 2020 (with no services being provided in the fiscal year ended July 31, 2019 in excess of $120,000).

None of the Company’s management participated in the Compensation Committee’s decision to retain Korn Ferry. Korn Ferry reported directly to the Compensation Committee. Korn Ferry attended meetings of the Compensation Committee, as requested, and communicated with the Chair of the Compensation Committee between meetings; however, the Compensation Committee made, and continues to make, all decisions regarding the compensation of the Company’s executive officers. The Compensation Committee may replace Korn Ferry or hire additional consultants at any time.

Korn Ferry provided executive compensation services to the Compensation Committee with respect to the Company’s Interim Chief Executive Officer pursuant to a written consulting agreement with the Compensation Committee. The services Korn Ferry provided under the agreement include advising the Compensation Committee regarding peer group development and validation, conducting an annual review of compensation for our executive officers, and providing survey compensation market data.

The Compensation Committee regularly reviews the services provided by its outside consultants and believes that Korn Ferry is independent in providing executive compensation consulting services. The Compensation Committee conducted a specific review of its relationship with Korn Ferry and determined that Korn Ferry’s work for the Compensation Committee did not raise any conflicts of interest, consistent with the guidance provided under the rules of the SEC and Nasdaq. In making this determination, relying in part on representations from Korn Ferry, the Compensation Committee noted that:

•        fees from the Company were significantly less than 1% of Korn Ferry’s total revenue;

•        Korn Ferry maintains a conflicts policy which was provided to the Compensation Committee with specific policies and procedures designed to ensure independence;

•        none of Korn Ferry consultants on the Company matters had any business or personal relationship with Compensation Committee members;

•        none of Korn Ferry consultants on the Company matters, or Korn Ferry, had any business or personal relationship with executive officers of the Company that would create a conflict of interest; and

•        none of Korn Ferry consultants on the Company matters directly own Company stock.

The Compensation Committee reviews executive compensation on an ongoing basis and consults with its independent consultant as deemed necessary.

Nominating and Corporate Governance Committee

The Board has a Governance Committee, which makes recommendations to the Board concerning all facets of the Director-nominee selection process.

•        The Governance Committee recommends to the Board the criteria to be considered in selecting Director-nominees, the consideration of stockholder submitted nominees and the identification of qualified candidates to the Board for election at the Annual Meeting.

•        The Governance Committee develops and recommends to the Board corporate governance principles applicable to the Company.

•        The Governance Committee reviews and resolves conflicts of interest (other than those relating to related party transactions).

•        The Governance Committee is responsible for overseeing an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively and determines the nature of the evaluation, supervises the conduct of the evaluation and prepares an assessment of the performance of the Board, which is discussed with the Board.

•        The Governance Committee also oversees the Company’s enterprise risk management program and activities.

•        The Governance Committee may, at the request of the Board, periodically review and make recommendations to the Board relating to management succession planning, including policies and principles for Chief Executive Officer selection and performance review, as well as policies regarding succession in the event of an emergency or the retirement of the Chief Executive Officer.

The Governance Committee has the authority to engage such independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Board has adopted a written charter for the Governance Committee, a copy of which can be found by clicking on the “Corporate Governance” tab on our website at www.steelconnectinc.com. The Governance Committee currently consists of Mr. Wald (Chair) and Ms. Molland, each of whom is independent as defined in applicable Nasdaq listing standards. Prior to his passing, Mr. Lengyel served as Chair of the Governance Committee and was independent as defined in applicable Nasdaq rules. The Governance Committee met one time during Fiscal 2019.

Consideration of Director Nominees

In recommending candidates for election to the Board (including both incumbent nominees and new nominees), the Governance Committee considers nominees recommended by Directors, officers, employees, stockholders and others. Other than with respect to Messrs. Howard and Fejes, who were designated by SPHG Holdings to serve on our Board upon the closing of the Preferred Stock Transaction (as further discussed in “Certain Relationships and Related Transactions”), the Governance Committee does not use different standards to evaluate nominees depending on whether they are proposed by our Directors and management or by our stockholders. The Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates, as appropriate.

The criteria for nomination are detailed in our Corporate Governance Guidelines. The Board requires that all nominees for the Board have a reputation for integrity, honesty and adherence to high ethical standards. In addition, nominees should also have demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company, should be willing and able to contribute positively to the decision-making process of the Company and should understand the sometimes-conflicting interests of the various constituencies of the Company, including stockholders, employees, customers, governmental units, creditors and the general public. We also expect nominees to be committed to understanding the Company and its industry and to regularly attend and participate in meetings of the Board and its committees. Nominees should normally be able to serve for at least five years before reaching the age of 75. Upon selection of a qualified candidate, the Governance Committee recommends the candidate for consideration by the full Board. The Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

Stockholder Nominees

The Governance Committee will consider nominees for the Board recommended by stockholders in accordance with the Fourth Amended and Restated Bylaws (the “Bylaws”). Stockholders wishing to propose Director candidates for consideration by the Governance Committee may do so by writing, by deadlines specified in the Company’s Bylaws, to the Secretary of the Company and providing information concerning the nominee and his or her proponent(s) required by the Company’s Bylaws. The Company’s Bylaws set forth further requirements for stockholders wishing to nominate director candidates for consideration by stockholders including, among other things, that a stockholder must give timely written notice of an intent to make such a nomination to the Secretary of the Company. See “Proposals of Stockholders for 2020 Annual Meeting and Nomination of Directors” in this Proxy Statement for more information.

Board’s Role in Risk Oversight

We believe that risk is inherent in innovation and the pursuit of long-term growth opportunities. The Company’s management is responsible for day-to-day risk management activities. The Board, acting directly and through its committees, is responsible for the oversight of the Company’s risk management. With the oversight of the Board, the Company has implemented practices and programs designed to help manage the risks to which we are exposed in our business and to align risk-taking appropriately with our efforts to increase stockholder value.

The Governance Committee has primary responsibility for initial consideration of all risk oversight matters and oversees our financial and risk management policies and enterprise risk management activities. As part of the overall risk oversight framework, the Governance Committee’s risk oversight responsibilities include, among other things, reviewing annually: (i) the categories of risk the Company faces; (ii) the design of the Company’s risk management functions; (iii) the internal communication of the Company’s risk management strategy; (iv) the risk policies and procedures adopted by management and the implementation of such policies and procedures; and (v) the reports of management, independent registered public accounting firm, legal counsel and outside experts regarding risks the Company faces. Our management team reviews risks on a regular basis.

In addition, the Board participates in regular discussions with the Company’s senior management on many core subjects, including strategy, operations, finance, and legal and public policy matters, in which risk oversight is an inherent element. The Board believes that the leadership structure described above under “Board Leadership Structure” facilitates the Board’s oversight of risk management because it allows the Board, with leadership from the Executive Chairman and working through its committees, including the independent Governance Committee, to participate actively in the oversight of management’s actions.

Diversity

Diversity has always been very important to us. Although we have no formal separate written policy, pursuant to our Corporate Governance Guidelines, the Board annually reviews the appropriate skills and characteristics of the members of the Board (upon recommendation of the Governance Committee), and diversity is one of the factors used in this assessment, including a diversity of viewpoints, backgrounds and experiences.

Hedging Policy

Our insider trading policy forbids all of our executive officers, employees and directors from entering into hedging or monetization transactions, such as zero-cost collars and forward sale contracts, which allow such individuals to continue to own Company securities without the full risks and rewards of ownership.

Director Stock Ownership Guidelines

In September 2008, the Compensation Committee adopted stock ownership guidelines for our Directors, which guidelines were updated in December 2010. The Compensation Committee believes that it is appropriate for the Directors to hold equity in the Company. Under these guidelines, as updated, the non-employee Directors’ ownership requirement is set at three times the annual retainer. All individuals will have five years from the later of the adoption of the guidelines or his or her first appointment or election as a Director to reach these ownership levels. In computing the amounts owned, the Company will consider the value of shares owned outright, restricted stock held by the individual, and in-the-money vested options.

Stockholder Communications with the Board

Stockholders may send written communications to the Board, the presiding director or any individual member of the Board to the following address: c/o Secretary, Steel Connect, Inc., 1601 Trapelo Road, Suite 170, Waltham, Massachusetts 02451. The Company will forward all such correspondence accordingly, except for mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board recognizes that it is appropriate to seek the views of stockholders on the design and effectiveness of the Company’s executive compensation program. Pursuant to Section 14A of the Exchange Act, we are required to provide our stockholders with the opportunity to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement. This advisory vote on Named Executive Officer compensation is commonly referred to as a “say-on-pay” vote.

Consistent with the recommendation of the Board to stockholders that future stockholder votes on Named Executive Officer compensation be held annually, and in light of the voting results on the say on frequency proposal at the 2017 annual meeting of stockholders, the Company has determined that it will hold an annual advisory vote on the compensation of Named Executive Officers until the next required vote on the frequency of stockholder votes on Named Executive Officer compensation takes place at the 2023 Annual Meeting of Stockholders.

The vote on this resolution is not intended to address any specific element of compensation; rather, the advisory vote relates to the overall compensation of our Named Executive Officers pursuant to Item 402 of Regulation S-K. As described in more detail under the heading “Executive Compensation,” we believe our Named Executive Officer compensation program aligns with our short and long-term business goals, with a significant portion of compensation “at risk” and directly linked to our overall performance. As such, we believe our executive compensation properly aligns the interests of our executives with the interests of our stockholders.

The Board recommends that the stockholders vote in favor of the following resolution:

RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and accompanying narrative disclosures.

As an advisory vote, this proposal is not binding upon the Company or the Board. The Compensation Committee values the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.

Vote Required

Approval of this Proposal 2 requires the vote of the holders of a majority of the stock, which have voting power present in person or represented by proxy and which have actually voted. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

The Board unanimously recommends that the stockholders vote FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers.

PROPOSAL 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed BDO USA, LLP, an independent registered public accounting firm, to audit the Company’s consolidated financial statements for the fiscal year ending July 31, 2020 and recommends that the stockholders vote FOR ratification of such appointment. If the stockholders do not ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different independent registered public accounting firm for our fiscal year ending July 31, 2020. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests. A representative of BDO USA, LLP, which served as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2019, is expected to attend the Annual Meeting, to be available to respond to appropriate questions from stockholders and to make a statement if he or she desires to do so.

Vote Required

Approval of this Proposal 3 requires the vote of the holders of a majority of the stock, which have voting power present in person or represented by proxy and which have actually voted. As previously discussed, if you hold your shares in “street name” through a broker and you do not instruct the broker on how to vote on this proposal, your broker will have the authority to vote your uninstructed shares on this proposal as a “routine” item.

The Board unanimously recommends that the stockholders vote FOR the ratification of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the current fiscal year.

Independent Registered Public Accounting Firm Fees

The following table presents fees for professional audit services and other services rendered by the Company’s independent registered public accounting firm for the fiscal years ended July 31, 2019 (referred to in this Proxy Statement as “Fiscal 2019”) and 2018 (“Fiscal 2018”):

Fee Category	Fiscal 2019 Fees	Fiscal 2018 Fees
Audit Fees(1)	$3,262,453	$3,389,040
Audit-Related Fees(2)	$44,940	$264,392
Tax Fees(3)	$0	$61,142
All Other Fees	$0	$0
Total Fees	$3,307,393	$3,714,574

____________

(1)      Audit Fees.    Audit fees for Fiscal 2019 and Fiscal 2018 consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports, services that are normally provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings or engagements, and costs associated with compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

(2)      Audit-Related Fees.    Audit-related fees for Fiscal 2019 and Fiscal 2018 consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” Those audit-related services for Fiscal 2019 include an audit of an employee benefit plan and due diligence services. Fees for Fiscal 2018 also include an employee benefit plan audit and due diligence fees related to the Company’s acquisition of IWCO Direct Holdings, Inc. and its subsidiaries (“IWCO Direct”) on December 15, 2017 (the “IWCO Acquisition”).

(3)      Tax Fees.    Tax fees for Fiscal 2018 consist of professional services for state and local tax compliance services.

Audit Committee Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit services to be provided by the Company’s independent registered public accounting firm or other firms, and all non-audit services to be provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Company’s independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. During Fiscal 2019 and Fiscal 2018, all services rendered by BDO USA, LLP to the Company were pre-approved by the Audit Committee.

PROPOSAL 4

APPROVAL OF THE AMENDMENT TO THE COMPANY’S
RESTATED CERTIFICATE OF INCORPORATION
TO DECLASSIFY THE BOARD OF DIRECTORS

Board Declassification Proposal

Our Board has unanimously adopted and is recommending that our stockholders approve a proposed amendment to the Company’s Restated Certificate of Incorporation that would eliminate the classification of the Board and provide instead for the annual election of all Directors on a phased-in basis, with all directors being elected for one-year term beginning with the Company’s 2021 annual meeting of stockholders (also referred to in this Proxy Statement as the “2021 Annual Meeting”), which will be held after the fiscal year ending July 31, 2021 (the “Declassification Amendment”). Pursuant to the laws of the State of Delaware, our state of incorporation, if our Board adopts an amendment to the Company’s Restated Certificate of Incorporation, the amendment must be submitted to our stockholders for their approval. The form of proposed amendment to the Company’s Restated Certificate of Incorporation to effect the declassification of the Board is attached as Appendix I to this Proxy Statement.

The Board is committed to good corporate governance. The Board recognizes that there is a growing sentiment among the investment community in favor of annual elections, and that many U.S. public companies have eliminated their classified Board structures in recent years. This is based on the argument that classified boards have the effect of reducing the accountability of directors to stockholders and, in certain cases, may thwart legitimate attempts by third parties to increase stockholder value. The Board believes that implementing annual elections for all directors would support the Board’s ongoing effort to adopt “best practices” that are in-line with evolving corporate governance practices. The Board recognizes that our classified board structure may offer certain advantages, such as promoting continuity and stability in the management of the business and affairs of the Company and reducing vulnerability to coercive takeover tactics that do not benefit stockholders and may divert valuable management resources.

The last time the Board submitted a proposal to declassify the Board to the Company’s stockholders (at the Company’s 2018 annual meeting of stockholders), the proposal received an affirmative vote of approximately 74.73% of the Company’s outstanding voting stock entitled to notice of and to vote thus falling just short of the 75% required threshold.

The proposed Declassification Amendment eliminates the classification of the Board on a phased-in basis, providing for the annual election of all Directors beginning at the 2021 Annual Meeting. If this Proposal 4 is approved, the Declassification Amendment would become effective upon the filing of a certificate of amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company expects to do promptly after stockholder approval is obtained. As indicated in Proposal 1 (Election of Directors), if this Proposal 4 is approved, Ms. Molland and Mr. Howard (the two nominees for Class II Directors standing for election at the Annual Meeting), will, if elected, each serve until the Company’s 2020 Annual Meeting and until her or his successor is duly elected and qualified.

If this Proposal 4 is approved by the Company’s stockholders at this Annual Meeting, the declassification of the Board will be phased in as follows:

•        following the Annual Meeting, the successors of the Class II Directors elected at the Annual Meeting shall serve a term expiring at the 2020 Annual Meeting, which will be held after the fiscal year ending July 31, 2020;

•        at the 2020 Annual Meeting, the successors of the Class III Directors, each with terms expiring at the 2020 Annual Meeting, shall be elected for a term expiring at the 2021 Annual Meeting; and

•        at the 2021 Annual Meeting, the successors to the Class I Directors, Class II Directors and Class III Directors, each with terms expiring at the 2021 Annual Meeting, shall be elected for a term expiring at the next annual meeting of stockholders.

The proposed Declassification Amendment would not change the present number of Directors or the Board’s authority to change that number and to fill any vacancies or newly created directorships.

Delaware corporate law provides, unless otherwise provided in the certificate of incorporation, that members of a board that is classified may be removed only for cause. At present, because the Board is classified, and because the Company’s Restated Certificate of Incorporation does not otherwise provide, the members of the Board are removable only for cause. The proposed Declassification Amendment provides that, once the Board has become declassified at the 2020 Annual Meeting, Directors may be removed with or without cause.

Approval of the Declassification Amendment will result in the amendment of Article SEVENTH of the Company’s Restated Certificate of Incorporation, as shown on Appendix I.

Vote Required

The Company’s Restated Certificate of Incorporation provides that any amendment to Article Seventh may only be approved by the affirmative vote of 75% of the Company’s outstanding voting stock. Therefore, approval of this Proposal 4 requires the affirmative vote of 75% of the outstanding shares of our Common Stock and Series C Preferred Stock (voting together as single class) entitled to vote at the Annual Meeting. Abstentions and “broker non-votes” will have the same effect as votes against this proposal.

The Board unanimously recommends that the Stockholders vote FOR the approval of the amendment of the Company’s Restated Certificate of Incorporation to declassify the Board of Directors.

PROPOSAL 5

APPROVAL OF THE ADOPTION OF THE STEEL CONNECT INC.
2020 STOCK INCENTIVE COMPENSATION PLAN

We are asking our stockholders to approve the Steel Connect Inc. 2020 Stock Incentive Compensation Plan (the “2020 Stock Incentive Plan”) and its material terms to allow us to continue to offer competitive equity compensation awards to our existing and new hire employees and other service providers.

We currently provide stock-based compensation to directors, employees and consultants under the Steel Connect, Inc. 2010 Incentive Award Plan, as amended on April 12, 2018, which we refer to as the “Prior Plan.” As of June 1, 2020, there were 4,068,143 shares of our common stock remaining available for future grants under the Prior Plan. As of that date, there were 154,400 shares subject to outstanding stock option awards, 1,060,523 shares subject to outstanding restricted stock awards, and no shares subject to outstanding restricted stock unit awards. As of June 1, 2020, the weighted average exercise price for the outstanding option awards was $4.01, with a weighted average term of 0.66 years. By its terms, the Prior Plan expires on October 11, 2020. If our stockholders approve the 2020 Stock Incentive Compensation Plan, no additional grants or awards will be made under the Prior Plan on or after the effective date of the 2020 Stock Incentive Plan, but the awards outstanding under the Prior Plan will remain in effect in accordance with their terms. We are seeking stockholder approval for the 2020 Stock Incentive Plan to issue a total of (i) 4,945,000 shares of our common stock, plus (ii) any shares that remain available for issuance under the Prior Plan as of the effective date, which may not exceed 4,068,143 common shares, plus (iii) any shares underlying outstanding awards under the Prior Plan which after the effective date are forfeited or lapse unexercised or are settled in cash and are not issued under the Prior Plan for any reason, which may not exceed 1,060,523 shares of our common stock.

Our Board of Directors believes that the Prior Plan, and our predecessor stock incentive plans, have contributed significantly to our success by enabling us to attract and retain the services of highly qualified directors, employees and consultants. Because our success is largely dependent upon the judgment, interest and special efforts of these individuals, we want to continue to provide incentive awards to recruit, motivate and retain these individuals. Accordingly, on June 12, 2020, the Board of Directors adopted, subject to stockholder approval, the 2020 Stock Incentive Plan. Our Board and management, therefore, recommend that stockholders approve the 2020 Stock Incentive Plan. If our stockholders do not approve the 2020 Stock Incentive Plan, the Prior Plan will remain in effect with its current terms and conditions and with its current number of shares reserved for issuance.

The 2020 Stock Incentive Plan is intended to promote our long-term success and increase stockholder value by attracting, motivating and retaining directors, employees and consultants. To achieve this purpose, the 2020 Stock Incentive Plan allows the flexibility to grant or award incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, restricted stock units, other stock-based awards, other cash-based awards and dividend equivalents to eligible individuals. No awards have yet been made under the 2020 Stock Incentive Plan.

The 2020 Stock Incentive Plan will become effective upon the date on which it is approved by an affirmative vote of the majority of our stockholders (the “Effective Date”).

In determining the number of shares to be reserved for issuance under the 2020 Stock Incentive Plan, the Board of Directors considered the following:

•        Remaining Competitive by Attracting and Retaining Talent.    Our future success is substantially dependent on our ability to attract, retain and motivate the members of our management team and other key employees throughout our organization. Competition for highly skilled personnel is intense and the Board of Directors believes that the ability to offer equity awards as part of the Company’s compensation packages is critical for the Company to succeed.

•        Overhang.    Overhang measures the potential dilution to which our existing stockholders are exposed due to outstanding equity awards. As of June 1, 2020, there were 4,068,143 shares of our common stock remaining available for future grants under the Prior Plan. As of that date, there were 154,400 shares subject to outstanding stock option awards, and 1,060,523 shares subject to outstanding restricted stock awards, and no shares subject to outstanding restricted stock unit awards. As of June 1, 2020, the weighted average exercise price for the outstanding option awards was $4.01, with a weighted average term of 0.66 years.

•        Burn Rate.    Burn rate measures our usage of shares for our equity incentive plan as a percentage of our outstanding Common Stock. For 2019, 2018, and 2017, our burn rate was 1.32%, 27.03%, and 1.32%, respectively. We have been advised by independent consultants that our average annual burn rate of 9.81% over this three-year period is considered reasonable by most institutional stockholders for a company of our size in our industry.

•        Forecasted Grants.    In determining our projected share utilization, the Board of Directors considered the following factors: (i) the shares needed for retention of key employees; (ii) the alignment of our strategic plan, long term performance and stockholder value creation; (iii) the shares available for issuance under the Prior Plan; and (iv) the shares that would be available for grant under the 2020 Stock Incentive Plan, if the stockholders approve the 2020 Stock Incentive Plan.

•        Recommendations and Guidelines of Proxy Advisory Firms.    The Board of Directors considered Institutional Shareholder Services (“ISS”) guidelines with respect to the appropriate share reserve for an equity plan.

Our Named Executive Officers, other executive officers and directors have an interest in this proposal, as they will be eligible to receive equity awards under the 2020 Stock Incentive Plan, if it is approved.

Good Corporate Governance Practices

The 2020 Stock Incentive Plan includes key provisions designed to protect stockholders’ interests, promote effective corporate governance and reflect our commitment to best practices in corporate governance, including the following:

•        No Discounted Options.    Stock options may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•        No Repricing of Under-Water Options.    The terms of the 2020 Stock Incentive Plan do not allow for the repricing of “under-water” stock options, including the cancellation and reissuance of new options in exchange for stock options whose strike price is above the then-current fair value of the Company’s stock.

•        No Dividends or Dividend Equivalents on Unearned Awards.    Awards granted under the 2020 Stock Incentive Plan generally prohibit the payment of dividends or dividend equivalents on awards where the vesting provisions have not been satisfied.

•        No Evergreen Provision.    There is no “evergreen” or automatic replenishment provision pursuant to which the shares authorized for issuance under the 2020 Stock Incentive Plan are automatically replenished.

•        Minimum Vesting Requirements.    The 2020 Stock Incentive Plan generally requires a minimum one-year vesting schedule for all awards, with an exception for any (i) substitute awards, (ii) awards to non-employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting which is at least 50 weeks after the immediately preceding year’s annual meeting, (iii) shares delivered in lieu of fully vested cash awards; and (iv) any other awards with respect to an aggregate number of common shares subject to such awards that do not exceed five percent (5%) of the available share reserve authorized for issuance under the 2020 Stock Incentive Plan; and, provided, further, that the foregoing restriction does not apply to the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award.

•        Administered by an Independent Committee.    The 2020 Stock Incentive Plan will be administered by the Compensation Committee, which is made up entirely of independent directors.

Summary of Material Terms of the 2020 Stock Incentive Plan

The material terms of the 2020 Stock Incentive Plan are summarized below. We encourage you to read the entire proposed 2020 Stock Incentive Plan, which is attached as Appendix II to this Proxy Statement, for a full statement of its legal terms and conditions. If there is any conflict or inconsistency between this summary and the provisions of the 2020 Stock Incentive Plan, the provisions of the 2020 Stock Incentive Plan will govern.

Administration

The Compensation Committee will have discretionary authority to operate, manage and administer the 2020 Stock Incentive Plan in accordance with its terms. The Compensation Committee will determine the non-employee Directors, employees, and consultants who will be granted awards under the 2020 Stock Incentive Plan, the size and types of awards, the terms and conditions of awards and the form and content of the award agreements representing awards. The Compensation Committee will be authorized to establish, administer and waive terms, conditions and performance goals of outstanding awards and to accelerate the vesting or exercisability of awards, in each case, subject to limitations contained in the 2020 Stock Incentive Plan. The Compensation Committee will interpret the 2020 Stock Incentive Plan and award agreements and will have authority to correct any defects, supply any omissions and reconcile any inconsistencies in the 2020 Stock Incentive Plan and/or any award agreements. The Compensation Committee’s decisions and actions concerning the 2020 Stock Incentive Plan will be final and conclusive. Within the limitations of the 2020 Stock Incentive Plan and applicable law, the Compensation Committee may delegate its responsibilities under the 2020 Stock Incentive Plan to persons selected by it, and the Board of Directors will be permitted to exercise all of the Compensation Committee’s powers under the 2020 Stock Incentive Plan. For more information regarding the Compensation Committee, see “Corporate Governance and Board Matters — Committees of the Board of Directors — Organization and Compensation Committee.”

Shares Subject to the 2020 Stock Incentive Plan

The total number of shares of our common stock that may be granted pursuant to awards under the 2020 Stock Incentive Plan is (i) 4,945,000 shares of our common stock, plus (ii) any shares that remain available for issuance under the Prior Plan as of the Effective Date, which may not exceed 4,068,143 common shares, plus (iii) any shares underlying outstanding awards under the Prior Plan which after the Effective Date are forfeited or lapse unexercised or are settled in cash and are not issued under the Prior Plan for any reason, which may not exceed 1,060,523 shares of our common stock. From and after the Effective Date, no further grants or awards may be made under the Prior Plan; however, grants or awards made under the Prior Plan before the Effective Date will continue in effect in accordance with their terms. The Company maintains a low three-year average burn rate of 9.81%, calculated according to ISS methodology.

The number of shares available for delivery under the 2020 Stock Incentive Plan are subject to adjustment for certain changes in our capital structure, as described below under “Adjustment Provisions.” The shares of common stock that may be issued under the 2020 Stock Incentive Plan will be authorized and unissued shares, shares held in treasury by the Company, shares purchased on the open market or by private purchase or any combination of the foregoing. The number of shares available for issuance under the 2020 Stock Incentive Plan will be reduced by (or added back as) one share for each share subject to an award. Shares underlying awards that are forfeited, cancelled, terminated or expire unexercised would be available for future awards under the 2020 Stock Incentive Plan, including up to 1,060,523 shares subject to any outstanding award under the Prior Plan that is so forfeited, cancelled, terminated or expired after the Effective Date. Any shares withheld or tendered to pay the option price of an option or other purchase price of an award or withholding tax obligation with respect to a stock option, stock appreciation right, or other-stock based award, the payment amount of which is based on the appreciation of the underlying shares of common stock between the grant date and the exercise date and not based on the full value of the shares of common stock on the exercise date will not be available for grant pursuant to future Awards. Shares of common stock withheld to satisfy withholding tax obligations with respect to restricted stock units, restricted stock, other stock-based awards, or other cash-based awards that constitute full-value awards will not reduce the number of shares of common stock available for grant pursuant to future awards and will be added back to the shares available for future grants. Upon the exercise of a stock appreciation right in shares, the share reserve will be reduced by the gross number of shares as to which the stock appreciation right is exercised. Shares purchased on the open market with the cash proceeds from the exercise of options will not be added to the shares available for grant pursuant to future awards. If we acquire or combine with another company, any awards that may be granted under the 2020 Stock Incentive Plan in substitution or exchange for outstanding stock options or other awards of that other company will not reduce the shares available for issuance under the 2020 Stock Incentive Plan, but the shares available for any incentive stock options granted under the 2020 Stock Incentive Plan will be limited to 4,945,000 shares of common stock, adjusted as otherwise stated above.

Participation

The Compensation Committee may grant awards under the 2020 Stock Incentive Plan to (i) our employees and consultants and of our affiliates, (ii) those individuals who have accepted an offer of employment or consultancy from us or our affiliates, and (iii) our non-employee Directors. However, only employees of the Company or its subsidiaries will be eligible to receive “incentive stock options” under the 2020 Stock Incentive Plan. The maximum aggregate grant date fair market value of all awards made to each non-employee Director under the 2020 Stock Incentive Plan in any fiscal year, taken together with any cash payments (including the annual retainer and any other compensation) paid or payable for each non-employee Directors may not exceed $500,000. The independent members of the Board of Directors may make exceptions to this limit for a non-executive chair of the Board of Directors; however, the director receiving such additional compensation may not participate in the decision to award such compensation.

As disclosed in the Company’s annual report for the fiscal year ended July 31, 2019, previously filed with the SEC on October 15, 2019, as of July 31, 2019, there were 1,358 full-time employees (including 5 executive officers). The Company estimates that, as of June 1, 2020, there are approximately seven non-employee Directors and approximately 937 employees (including 5 executive officers) who would be eligible to receive awards under the 2020 Stock Incentive Plan. The Company did not issue any equity awards to consultants in any year under the Prior Plan and the Company does not expect to issue equity awards to consultants under the 2020 Stock Incentive Plan.

The basis for participation in the 2020 Stock Incentive Plan is that the participant is eligible to participate under the terms of the 2020 Stock Incentive Plan, and that the Compensation Committee has determined, in its sole discretion, that such participation will further the 2020 Stock Incentive Plan’s purposes. In exercising its discretion, the Compensation Committee will consider the recommendations of management and the purposes of the 2020 Stock Incentive Plan (which include providing incentive for future endeavors, advancing the interests of the Company and its stockholders by encouraging ownership of the common stock, and enabling the Company to compete effectively with other enterprises for the services of qualified individuals as may be needed for the continued improvement of the Company’s business). For additional information, see “Administration” above.

Stock Options

A stock option is the right to purchase a specified number of shares of common stock in the future at a specified exercise price and subject to the other terms and conditions specified in the option agreement and the 2020 Stock Incentive Plan. Stock options granted under the 2020 Stock Incentive Plan will be either “incentive stock options,” which may be eligible for special tax treatment under the Internal Revenue Code, or options other than incentive stock options, referred to as “nonqualified stock options,” as determined by the Compensation Committee and stated in the option agreement. The shares available for any incentive stock options granted under the 2020 Stock Incentive Plan will be limited to 4,945,000 shares of common stock. The exercise price of each option is set by the Compensation Committee but cannot be less than 100% of the fair market value of the common stock at the time of grant (or, in the case of an incentive stock option granted to a 10% or more stockholder of the Company, 110% of that fair market value). Options granted under the 2020 Stock Incentive Plan in substitution or exchange for options or awards of another company involved in a corporate transaction with the Company will have an exercise price that is intended to preserve the economic value of the award that is replaced. The fair market value of our common stock generally means the closing price of a share of common stock on Nasdaq on the applicable measurement date, which, in respect of stock options, is the grant date. The exercise price of any stock options granted under the 2020 Stock Incentive Plan may be paid by check, or, with the Compensation Committee’s approval, shares of our common stock already owned by the option holder, a cashless broker-assisted exercise that complies with law, withholding of shares otherwise deliverable to the option holder upon exercise of the option, or any other legal method approved or accepted by the Compensation Committee in its discretion.

Options will become exercisable and expire at the times and on the terms established by the Compensation Committee. In its discretion, the Compensation Committee may allow a participant to exercise an option that is not otherwise exercisable and receive unvested shares of restricted stock having a period of restriction analogous to the exercisability provisions of the option. In no event may an option be exercised later than the tenth anniversary of the grant date. The Compensation Committee determines and sets forth in the option award agreement the duration of each nonqualified option. However, if the exercise of an option (other than an incentive stock option) on its scheduled expiration date (other than due to termination of service for cause) would violate applicable law, the option will be automatically extended up to thirty days after the exercise of such option would no longer violate such law. Options generally terminate when the holder’s employment or service with us terminates. However, the Compensation Committee may determine in its discretion that an option may be exercised following the holder’s termination, whether or not the option is exercisable at the time of such termination.

Stock Appreciation Rights

Stock appreciation rights (“SARs”) may be granted under the 2020 Stock Incentive Plan alone or contemporaneously with stock options granted under the 2020 Stock Incentive Plan. SARs are awards that, upon their exercise, give the holder a right to receive from us an amount equal to (i) the number of shares for which the SAR is exercised, multiplied by (ii) the excess of the fair market value of a share of our common stock on the exercise date over the grant price of the SAR, after any tax withholding. The grant price of a SAR cannot be less than 100% of the fair market value of our common stock on the grant date of such SAR. Payment of the amount due upon the exercise of a SAR will be made in cash, shares of common stock of equivalent fair market value as of the exercise date or a combination of cash and common stock as determined by the Compensation Committee. SARs will become exercisable and expire at the times and on the terms established by the Compensation Committee, subject to the same maximum time limits as are applicable to options granted under the 2020 Stock Incentive Plan. However, a SAR granted with an option will be exercisable and terminate when the related option is exercisable and terminates, and such related option will no longer be exercisable to the extent that the holder exercises the related SAR. Likewise, such a SAR will not be exercisable to the extent that the related option is exercised.

Restricted Stock and Restricted Stock Units

Restricted stock awards are shares of our common stock that are awarded to a participant subject to the satisfaction of the terms and conditions established by the Compensation Committee. Restricted stock awards may be made with or without the requirement that the participant make a cash payment in exchange for, or as a condition precedent to, the completion of the award and the issuance of shares of restricted stock. Until the applicable restrictions lapse (referred to as the period of restriction), shares of restricted stock are subject to forfeiture and may not be sold, assigned, pledged or otherwise disposed of by the participant who holds those shares. Restricted stock units are denominated in units of shares of our common stock, except that no shares are actually issued to the participant on the grant date. When a restricted stock unit award vests upon expiration of the period of restriction, the participant is entitled to receive a number of shares of common stock equal to the number of vested units, a cash payment equal to the value of that number of shares on the vesting date, or a combination of shares and cash as determined by the Compensation Committee. The Compensation Committee may defer the delivery of shares or payment of cash beyond expiration of the period of restriction. Vesting of restricted stock awards and restricted stock units may be based on continued employment or service and/or satisfaction of performance goals or other conditions established by the Compensation Committee. A recipient of restricted stock will have the rights of a stockholder during the period of restriction, including the right to receive any dividends, which will be subject to the same restrictions as the restricted stock, unless the Compensation Committee provides otherwise in the grant. A recipient of restricted stock units will have the rights of a stockholder only as to shares that are actually issued to the participant upon expiration of the period of restriction, and not as to shares subject to the restricted stock units that are not actually issued to the participant. Dividend equivalents will not be payable unless and until the issuance of shares under the restricted stock unit award, and will be subject to forfeiture to the same extent as the underlying award. The number of shares of restricted stock and/or restricted stock units granted to a participant will be determined by the Compensation Committee. Upon termination of service, or failure to satisfy other vesting conditions, a participant’s unvested shares of restricted stock and unvested restricted stock units are forfeited unless the participant’s award agreement, or the Compensation Committee, provides otherwise.

Other Stock-Based Awards

The Compensation Committee may grant to participants other stock-based awards under the 2020 Stock Incentive Plan, which are valued in whole or in part by reference to, or otherwise based on, shares of our common stock. The form of any other stock-based awards will be determined by the Compensation Committee and may include a grant or sale of unrestricted shares of our common stock. The number of shares of our common stock related to other stock-based awards will be determined by the Compensation Committee. Other stock-based awards will be paid in cash, shares of our common stock, or a combination of cash and shares, as determined by the

Compensation Committee. The terms and conditions, including vesting conditions, of any other stock-based award will be established by the Compensation Committee when the award is made. The Compensation Committee will determine the effect of a termination of employment or service on a participant’s other stock-based awards.

Other Cash-Based Awards

The Compensation Committee may grant to participants a cash award that is not otherwise described by the terms of the 2020 Stock Incentive Plan, including cash awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the 2020 Stock Incentive Plan. The other cash-based awards are valued in whole or in part by reference to, or otherwise based on, cash. The form of any other cash-based awards will be determined by the Compensation Committee. The number of shares of our common stock related to any other cash-based award will be determined by the Compensation Committee. Other cash-based awards will be paid in cash, as determined by the Compensation Committee. The terms and conditions, including vesting conditions, of any other cash-based award will be established by the Compensation Committee when the award is made. The Compensation Committee will determine the effect of a termination of employment or service on a participant’s other cash-based awards.

Dividend Equivalents

The Compensation Committee may provide for the payment of dividend equivalents with respect to shares of our common stock subject to an award, such as restricted stock units. However, no dividend equivalent will be paid prior to the issuance of stock. Dividend equivalents may be credited as of the dividend payment dates, during the period between the grant date and the date the award becomes payable or terminates or expires, as determined by the Compensation Committee; however, dividend equivalents will not be payable unless and until the issuance of shares underlying the award and will be subject to forfeiture to the same extent as the underlying award. Dividend equivalents may be paid on a current or deferred basis, in cash, additional shares of our common stock, or converted to full-value awards, calculated and subject to such limitations and restrictions as the Compensation Committee may determine.

Deferrals of Awards

The Compensation Committee may, to the extent permitted by law and in accordance with Section 409A of the Internal Revenue Code, require or allow participants to defer receipt of all or part of any cash or shares subject to their awards on the terms of any deferred compensation plan of the Company or other terms set by the Compensation Committee.

Transferability of Awards

Options, SARs, unvested restricted stock and other awards under the 2020 Stock Incentive Plan may not be sold or otherwise transferred except in the event of a participant’s death to his or her designated beneficiary or by will or the laws of descent and distribution, unless otherwise determined by the Compensation Committee. All awards and all rights granted to a participant with respect to such awards may be exercisable during the participant’s lifetime only by the participant. The Compensation Committee may permit awards other than incentive stock options and any related SARs to be transferred for no consideration. Options and other awards under the 2020 Stock Incentive Plan may not be transferred to third parties for value or other consideration unless approved by the stockholders.

The terms of any transferred award will apply to the transferee and any reference in the 2020 Stock Incentive Plan, or in any applicable award agreement, to a participant will be deemed to refer to the transferee, except that (i) the transferee will not be entitled to transfer any award, other than by will or the laws of descent and distribution, (ii) neither the Compensation Committee nor the Company will be required to provide any notice to a transferee, whether or not such notice is or would otherwise have been required to be given to the participant under the 2020 Stock Incentive Plan or otherwise, and (iii) the consequences of a participant’s employment termination and other conditions under the terms of the 2020 Stock Incentive Plan and the applicable award agreement will continue to be applied with respect to the participant.

Change of Control

Unless otherwise set forth in an award agreement, a “change of control” (as defined in the 2020 Stock Incentive Plan) of the Company will have no effect on outstanding awards that the Compensation Committee determines will be assumed or replaced with new rights by a new employer (referred to as an alternative award), so long as the alternative award:

•        is based on securities that are, or within 60 days after the change of control will be, traded on an established United States securities market;

•        provides the holder with rights and entitlements (such as vesting and timing or methods of payment) that are at least substantially equivalent to the rights, terms and conditions of the outstanding award;

•        have terms and conditions which provide that if a participant incurs a termination of service from the new employer due to a termination of service by (i) the new employer for any reason other than cause, death or disability; or (b) the participant with good reason, in either case, prior to the second anniversary of the change of control, any conditions on the participant’s rights under, or any restrictions on transfer or exercisability applicable to, the alternative award will be waived or will lapse in full, and the alternative award will become fully vested and exercisable, as the case may be, provided, however, if the exercise or vesting of any award would otherwise be subject to the achievement of performance goals, the portion of the award that will become fully exercisable or vested will be based on the achievement of an assumed level of performance (which may be actual, target or maximum performance), as determined by the Compensation Committee, in its sole discretion, or as otherwise provided in an applicable Award Agreement; and

•        will not subject the participant to additional taxes or interest under section 409A of the Internal Revenue Code.

If the Compensation Committee does not determine to have outstanding awards assumed in accordance with the above paragraph, then the administrator may determine that:

•        the awards will fully vest and become non-forfeitable and exercisable immediately prior to the change of control; provided, however, if the exercise or vesting of any award would otherwise be subject to the achievement of performance goals, the portion of the award that will become exercisable or vested will be based on the achievement of an assumed level of performance (which may be actual, target or maximum performance), as determined by the Compensation Committee, in its sole discretion, or as otherwise provided in an applicable award agreement;

•        adjust, convert, cash out, cancel and pay to the holders thereof (in cash or stock, or any combination thereof) the value of such awards based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such change of control, and settle and/or terminate outstanding awards as it deems appropriate and consistent with the 2020 Stock Incentive Plan’s purposes; and

•        in the case of any award with an exercise price that equals or exceeds the price paid for a share of common stock in connection with the change of control, the Compensation Committee may cancel the award without any consideration.

Any amounts described in this paragraph will be paid in cash, publicly traded securities of the new employer or a combination of cash and securities as soon as reasonably practicable, but in no event later than 10 business days following the change of control and subject to the terms of the 2020 Stock Incentive Plan.

Adjustment Provisions

In the event of a corporate transaction or other event, such as a dividend (excluding any ordinary dividend) or other distribution, stock split, split-off, spin-off, or recapitalization, merger, consolidation or reorganization, or any unusual or nonrecurring event affecting the Company or its affiliates, or any changes in applicable rules, rulings, regulations or other governmental, legal, securities exchange or financial accounting requirements, such that the

Compensation Committee determines in its discretion that an adjustment is necessary or appropriate, then the Compensation Committee will make any such adjustments in such manner as it deems equitable, including any or all of the following:

•        adjusting any or all of (i) the number and kind of shares of common stock, other securities or other property that may be delivered in respect of awards under the 2020 Stock Incentive Plan or with respect to which awards may be granted and (ii) the terms of any outstanding award, including (a) the number of shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding awards under the plan or to which outstanding awards relate, (b) the option price or grant price with respect to any award or (3) any applicable performance goals;

•        providing for a substitution or assumption of awards, accelerating the exercisability of, lapse of restrictions (including any period of restriction) on, or termination of, awards or providing for a period of time for exercise prior to the occurrence of such event; and

•        cancelling any one or more outstanding awards and causing to be paid to the holders thereof, in cash, shares of common stock, other securities or other property, or any combination thereof, the value of such awards, if any, as determined by the Compensation Committee (which, if applicable, will be based upon the price per share received or to be received by other Company stockholders in such event), including, in the case of an outstanding option or stock appreciation right, a cash payment in an amount equal to the excess, if any, of the fair market value (as of a date specified by the Compensation Committee) of the shares subject to that option or stock appreciation right over the aggregate option price or grant price of the option or stock appreciation right (and cancellation for no consideration of any option or stock appreciation right having a per share option price or grant price equal to, or in excess of, the fair market value of a share of common stock).

In the case of any “equity restructuring” (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (or any successor pronouncement)), the Compensation Committee will make an equitable or proportionate adjustment to awards outstanding under the 2020 Stock Incentive Plan to reflect the equity restructuring.

Minimum Vesting

Notwithstanding any other provision of the 2020 Stock Incentive Plan to the contrary, awards may not vest prior to one year from the date on which the award is granted; provided, that the following awards will not be subject to the foregoing minimum vesting requirement: any (i) substitute awards, (ii) awards to non-employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting which is at least 50 weeks after the immediately preceding year’s annual meeting, (iii) shares delivered in lieu of fully vested cash awards, and (iv) any other awards with respect to an aggregate number of common shares subject to such awards that do not exceed five percent of the available share reserve authorized for issuance under the 2020 Stock Incentive Plan; and, provided, further, that the foregoing restriction does not apply to the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award.

Amendment and Termination

The Board of Directors may amend, alter, suspend or terminate the 2020 Stock Incentive Plan. However, no amendment, alteration, suspension or termination of the 2020 Stock Incentive Plan may materially impair the previously accrued rights of a participant under any previously granted award without the participant’s consent, except with respect to any amendment to comply with applicable law, tax rules, stock exchange rules or accounting rules. Additionally, no plan amendment may be made without the approval of the Company’s stockholders to the extent such approval is required by any applicable law, tax rules, stock exchange rules or accounting rules. Further, the provisions of the 2020 Stock Incentive Plan described above under “Change of Control” may not be amended, terminated or modified on or after the date of a change of control to materially impair any participant’s outstanding award without that participant’s prior written consent.

The Compensation Committee may unilaterally amend or alter the terms of any outstanding award, but no amendment may be inconsistent with the terms of the 2020 Stock Incentive Plan. Additionally, no amendment or alteration of an award may materially impair the previously accrued rights of the participant to whom the award was granted without the participant’s consent, except any amendment to comply with applicable law, tax rules, stock exchange rules or accounting rules.

Except in connection with an adjustment described above under “Adjustment Provisions”, the 2020 Stock Incentive Plan prohibits the Company from, without the prior approval of the Company’s stockholders, (i) amending the terms of any outstanding stock option or SAR to reduce the option price or grant price, (ii) cancelling an outstanding stock option or SAR when the option price or grant price exceeds the fair market value of one share in exchange for cash or another award (other than in connection with a Change in Control), or (iii) taking any other action as to an option or SAR that is considered a “repricing” for purposes of the stockholder approval rules of the New York Stock Exchange, or any other applicable securities exchange.

Duration of 2020 Stock Incentive Plan

If the 2020 Stock Incentive Plan is approved by our stockholders, the 2020 Stock Incentive Plan will become effective as of the Effective Date and will continue in effect, unless the 2020 Stock Incentive Plan is terminated earlier by the Board of Directors. However, in no event may an award be granted on or after ten (10) years from the Effective Date.

Reimbursement of Awards

To the extent permitted by governing law and in accordance with our claw-back policy, if any, the Compensation Committee may provide that a participant’s rights, payments, and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, rescission or recoupment upon the occurrence of certain specified events, such as a termination of service with or without cause, breach of noncompetition, confidentiality, or other restrictive covenants, or restatement of the Company’s financial statements to reflect adverse results from those previously released financial statements, as a consequence of errors, omissions, fraud, or misconduct. In addition, to the extent that a participant receives any amount in excess of the amount that he or she should otherwise have received (including, without limitation, by reason of mistake in calculations or other administrative error), the participant will be required to repay the excess amount.

Non-United States Participants

The Compensation Committee may grant awards to, and establish modifications, amendments, procedures and sub-plans for, eligible individuals who are non-United States nationals, reside outside the United States, are compensated from a payroll maintained outside the United States, or are subject to non-United States legal or regulatory provisions, on terms and conditions different from those otherwise specified in the 2020 Stock Incentive Plan to foster and promote achievement of the plan’s purposes and comply with those non-United States legal or regulatory provisions.

Tax Withholding Obligations

The 2020 Stock Incentive Plan authorizes us and our affiliates to withhold all applicable taxes from any award or payment under the 2020 Stock Incentive Plan and to take other actions necessary or appropriate to satisfy those tax obligations. Subject to applicable law, a participant may (unless disallowed by the Compensation Committee) elect to satisfy these tax obligations by: (i) electing to have the Company withhold shares otherwise deliverable under the award (provided, however, that the amount of any shares of our common stick withheld may not exceed the amount necessary to satisfy required federal, state, local and non-United States withholding obligations using the maximum statutory withholding rates), or (ii) tendering shares of our common stock that the participant already owns and either purchased in the open market, in each case based on the fair market value of those shares on a date determined by the Compensation Committee.

Certain Federal Income Tax Consequences

The following is a brief summary of certain significant United States Federal income tax consequences under the Internal Revenue Code, as in effect on the date of this summary, applicable to the Company and plan participants in connection with awards under the 2020 Stock Incentive Plan. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code regarding nonqualified deferred compensation. If an award constitutes nonqualified deferred compensation and fails to comply with Section 409A, the award will be subject to immediate taxation and tax penalties in the year the award vests. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or non-United States tax consequences, or the effect of gift, estate or inheritance taxes. References to “the Company” in this summary of tax consequences means Steel Connect, Inc., or any affiliate of Steel Connect, Inc. that employs or receives the services of a recipient of an award under the 2020 Stock Incentive Plan, as the case may be.

The grant of options under the 2020 Stock Incentive Plan will not result in taxable income to the recipient of the options or an income tax deduction for the Company. However, the transfer of our common stock to an option holder upon exercise of his or her option may or may not give rise to taxable income to the option holder and a tax deduction for the Company depending upon whether such option is a nonqualified stock option or an incentive stock option.

The exercise of a nonqualified stock option by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for the Company in the amount by which the fair market value of the shares of our common stock purchased, on the date of such exercise, exceeds the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those shares after the exercise date will generally result in a capital gain or loss to the holder at the time he or she disposes of those shares.

The exercise of an incentive stock option by the option holder is exempt from income tax, although not from the alternative minimum tax, and does not result in a tax deduction for the Company if the holder has been an employee of the Company at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or twelve months in the case of termination of employment due to disability). If the option holder has not been so employed during that time, the holder will be taxed as described above for nonqualified stock options. If the option holder disposes of the shares purchased more than two years after the option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the option holder disposes of the shares prior to satisfying these holding periods (known as a “disqualifying disposition”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those shares. The Company would be entitled to a tax deduction equal to that amount of ordinary income reported by the option holder. Any additional gain realized by the option holder on the disqualifying disposition would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the holder.

The grant of SARs does not result in taxable income to the recipient of a SAR or a tax deduction for the Company. Upon exercise of a SAR, the amount of any cash the participant receives (before applicable tax withholdings) and the fair market value as of the exercise date of any common stock received are taxable to the participant as ordinary income and deductible by the Company.

A participant will not recognize any taxable income upon the award of shares of restricted stock which are not transferable and are subject to a substantial risk of forfeiture. Generally, the participant will recognize taxable ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse.

However, a participant may elect to recognize taxable ordinary income upon the award date of restricted stock based on the fair market value of the shares of common stock subject to the award on the award date. Assuming compliance with the applicable tax withholding and reporting requirements, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in the Company’s taxable year in which that participant recognizes that ordinary income.

The grant of restricted stock units does not result in taxable income to the recipient of a restricted stock unit or a tax deduction for the Company. The amount of cash paid (before applicable tax withholdings) or the then-current fair market value of the common stock received upon settlement of the restricted stock units is taxable to the recipient as ordinary income and deductible by the Company.

The grant of other stock-based awards, other cash-based awards or dividend equivalent rights generally should not result in the recognition of taxable income by the recipient or a tax deduction by the Company. The payment or settlement of other stock-based awards, other cash-based awards or dividend equivalent rights should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid (before applicable tax withholding) or the then-current fair market value of the shares of common stock received, and a corresponding tax deduction by the Company. If the shares covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and the Company will be similar to the tax consequences of restricted stock awards, described above. If any other stock-based award consists of unrestricted shares of common stock, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and the Company will be entitled to a corresponding tax deduction.

Under section 162(m) of the Internal Revenue Code, the Company may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to any “covered employees” (within the meaning of Section 162(m) of the Internal Revenue Code).

Under certain circumstances, accelerated vesting, exercise or payment of awards under the 2020 Stock Incentive Plan in connection with a “change of control” of us might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of section 280G of the Internal Revenue Code. To the extent it is so considered, the participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and the Company would be denied a tax deduction for the excess parachute payment.

New Plan Benefits

As of June 1, 2020, there are seven non-employee Directors and approximately 937 employees who would be eligible to receive awards under the 2020 Stock Incentive Plan. No awards will be granted under the 2020 Stock Incentive Plan unless the 2020 Stock Incentive Plan is approved by our stockholders. Because it will be within the Compensation Committee’s discretion to determine which non-employee Directors, employees and consultants will receive awards under the 2020 Stock Incentive Plan and the types and amounts of those awards, it is not possible at present to specify the specify the persons to whom awards will be granted or the amounts and types of individual grants if the 2020 Stock Incentive Plan is approved by the stockholders.

Although the benefits or amounts that would have been received by, or allocated to, our Named Executive Officers, other executive officers, directors and other employees for the last completed fiscal year if the 2020 Stock Incentive Plan had been in effect cannot be determined, see the “Summary Compensation Table” for awards made to our named executive officers during the fiscal year ended July 31, 2019 under the Prior Plan. Additionally, historically, pursuant to the ModusLink Global Solutions, Inc. Fourth Amended and Restated Director Compensation Plan, as amended (the “Director Compensation Plan”), each Director, other than an Affiliated Director as defined in the Director Compensation Plan, has received a restricted stock award under the Prior Plan for shares of Common Stock with a fair market value equal to $100,000 on the first business day of the calendar year provided that such Director is serving as a Director on such date. For more information, see “Director Compensation — Director Compensation Plan.” The Board temporarily lowered the fair market value of these awards to Directors to $80,000, but the fair market value has since returned to $100,000. Following the Annual Meeting, the Board plans to review the Director Compensation Plan, including with respect to the timing of grants of restricted stock awards to non-employee Directors. Any awards will be subject to the limitations of the 2020 Stock Incentive Plan (to the extent approved by our stockholders) as described in this Proposal 5.

Vote Required

Approval of this Proposal 5 requires the vote of the holders of a majority of the stock, which have voting power present in person or represented by proxy and which have actually voted. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

The Board unanimously recommends that the stockholders vote FOR the adoption of the 2020 Stock Incentive Award Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of June 1, 2020, with respect to the beneficial ownership of shares of all classes of the Company’s voting securities by: (i) each person known to us to beneficially own 5% or more of the outstanding securities of any such class; (ii) the members of the Board of the Company; (iii) the Named Executive Officers (as defined in “Executive Compensation”); and (iv) all current executive officers and members of the Board of the Company, as a group. This table does not reflect events occurring after June 1, 2020.

Name of Beneficial Owner	Number of Shares of Common Stock(1)	Percentage of Class(2)
5%-or-More Stockholders
Steel Partners Holdings L.P.(3)	42,333,554	48.9%

Directors and Named Executive Officers
Jeffrey J. Fenton(4)	348,061	*
Glen M. Kassan(5)	302,305	*
Maria U. Molland(6)	65,789	*
Warren G. Lichtenstein(7)	3,665,587	5.8%
Jeffrey S. Wald(8)	320,550	*
Jack L. Howard(9)	1,815,850	2.9%
William T. Fejes, Jr.(10)	535,850	*
James R. Henderson(11)	408,143	*
John Whitenack(12)	100,000	*
James N. Andersen(13)	—	—
All current executive officers and directors, as a group (11 persons)(14)	7,153,992	11.4%

____________

*        Less than 1%.

(1)      Pursuant to the rules of the SEC, this table shows beneficial ownership by the enumerated persons of all of the Company’s outstanding voting securities, which include the Common Stock and the Series C Preferred Stock. As of the Record Date, the holder of the Series C Preferred Stock was entitled to vote the stock on each matter brought before the Annual Meeting on an as-converted basis together with the holders of the Common Stock. Such shares of Series C Preferred Stock were also convertible into 17,857,143 shares of Common Stock and are thus shown as being beneficially owned pursuant only to that class of voting securities.

For purposes of this table, beneficial ownership is determined by rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after June 1, 2020, through the exercise of any stock option or other right, or, in the case of an executive officer or director, shares acquirable upon termination of such individual’s service other than for death, disability or involuntary termination (“Presently Exercisable Rights”). For awards of restricted stock, the number of shares of Common Stock beneficially owned also includes shares over which the executive officer or director may currently exercise full voting rights, but which do not vest within 60 days after June 1, 2020. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. The Company believes that each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of Common Stock or Series C Preferred Stock listed as owned by such person or entity unless noted otherwise. Unless otherwise indicated, the address of each person listed in the table is c/o Steel Connect, Inc., 1601 Trapelo Road, Suite 170, Waltham, MA 02451.

(2)      Number of shares deemed outstanding consists of 62,383,678 shares of Common Stock as of June 1, 2020, plus, for computation purposes only for the person in question, any shares subject to Presently Exercisable Rights held by that person.

(3)      Based on information provided in the Schedule 13D filed by HNH, BNS Holding, Inc., Steel Partners, Ltd. (“SPL”), Steel Holdings, SPH Group LLC (“SPHG”), SPH Group Holdings LLC (“SPHG Holdings”), Steel Partners LLC, and Warren G. Lichtenstein with the SEC on October 14, 2011 and all amendments thereto, including that certain Amendment No. 23 to Schedule 13D filed by HNH, WHX CS Corp. (“WHX CS”), SPL, Steel Holdings, SPHG, SPHG Holdings, Steel Holdings GP, Steel Excel, Inc. (“Steel Excel”), Mr. Lichtenstein, Mr. Kassan, Mr. Howard and Mr. Fejes filed on March 7, 2019.

Mr. Lichtenstein is the Executive Chairman of Steel Holdings GP, and the Chief Executive Officer and a control person of SPL.

•        SPL owns 60,000 shares of Common Stock. As the Chief Executive Officer and a control person of SPL, Mr. Lichtenstein may be deemed to beneficially own, and share voting and dispositive power over, the shares of Common Stock owned directly by SPL. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock owned directly by SPL except to the extent of his pecuniary interest therein.

•        SPHG Holdings directly owns 2,245,990 shares of Common Stock and beneficially owns an additional 17,857,143 shares of Common Stock underlying currently convertible Series C Preferred Stock of the Company (referred to herein as the Series C Preferred Stock) and 6,293,707 shares of Common Stock underlying the currently convertible 2024 Note owned directly by SPHG Holdings (a Presently Exercisable Right). Steel Holdings owns 99% of the membership interests of SPHG. SPHG is the sole member of SPHG Holdings. Steel Holdings GP is the general partner of Steel Holdings, the managing member of SPHG and the manager of SPHG Holdings. Accordingly, by virtue the relationships discussed above, each of Steel Holdings, SPHG, and Steel Holdings GP may be deemed to beneficially own, and share voting and dispositive power over, the shares of Common Stock owned directly by SPHG Holdings. Each of SPHG, Steel Holdings, and Steel Holdings GP disclaims beneficial ownership of the shares of Common Stock owned directly by SPHG Holdings except to the extent of his or its pecuniary interest therein.

•        HNH directly owns 2,496,545 shares of Common Stock. SPHG Holdings owns 100% of the outstanding shares of common stock of Steel Excel. Steel Excel owns 100% of the outstanding shares of HNH. Steel Holdings owns 99% of the membership interests of SPHG. SPHG is the sole member of SPHG Holdings. Steel Holdings GP is the general partner of Steel Holdings, the managing member of SPHG and the manager of SPHG Holdings Accordingly, each of SPHG Holdings, Steel Holdings, SPHG, Steel Holdings GP and Steel Excel may be deemed to beneficially own, and share voting and dispositive power over, the shares of Common Stock owned directly by HNH. Each of SPHG Holdings, Steel Holdings, SPHG, Steel Excel and Steel Holdings GP disclaims beneficial ownership of the shares of Common Stock owned directly by HNH.

•        WHX CS directly owns 5,940,170 shares of Common Stock. HNH owns 100% of the outstanding shares of Common Stock of WHX CS, and SPHG Holdings owns 100% of the outstanding shares of Common Stock of Steel Excel, and Steel Excel owns 100% of the outstanding shares of Common Stock of HNH. Steel Holdings owns 99% of the membership interests of SPHG. SPHG is the sole member of SPHG Holdings. Steel Holdings GP is the general partner of Steel Holdings, the managing member of SPHG and the manager of SPHG Holdings. Accordingly, by virtue of the relationships described above, each of HNH, SPHG Holdings, Steel Holdings, SPHG, Steel Excel and Steel Holdings GP may be deemed to beneficially own, and share voting and dispositive power over, the shares of Common Stock owned directly by WHX CS. Each of HNH, SPHG Holdings, Steel Holdings, SPHG, Steel Excel and Steel Holdings GP disclaims beneficial ownership of the shares of Common Stock owned directly by WHX CS.

•        Steel Holdings directly owns 7,500,000 shares of Common Stock. As the general partner of Steel Holdings, Steel Holdings GP may be deemed to beneficially own, and share voting and dispositive power over, the shares of Common Stock owned directly by Steel Holdings.

•        According to filings made pursuant to Section 13(d) and 16 of the Exchange Act, Messrs. Kassan, Lichtenstein, Howard and Fejes were members of a Section 13(d) group with respect the shares of Common Stock described in this Footnote 3, pursuant to which they collectively own 56.2% of our outstanding shares of Common Stock. For more information, see Footnotes 5, 7, 9 and 10.

(4)      Mr. Fenton directly owns 282,272 shares of Common Stock. On January 2, 2020, the Company awarded Mr. Fenton 65,789 shares of restricted stock pursuant to the ModusLink Global Solutions, Inc. Fourth Amended and Restated Director Compensation Plan, as amended (also referred to in this Proxy Statement as the “Director Compensation Plan”) that vest on January 2, 2021, provided that Mr. Fenton remains a director on such vesting date.

(5)      Mr. Kassan directly owns 236,516 shares of Common Stock. On January 2, 2020, the Company awarded Mr. Kassan 65,789 shares of restricted stock pursuant to the Director Compensation Plan that vest on January 2, 2021, provided that Mr. Kassan remains a director on such vesting date. Mr. Kassan is a member of the Section 13(d) group described in Footnote 3 above that owns more than 10% of the Company’s outstanding Common Stock. Mr. Kassan disclaims beneficial ownership of the shares of Common Stock of the Company owned directly by the other members of the Section 13(d) group except to the extent of his pecuniary interest therein.

(6)      On January 2, 2020, the Company awarded Ms. Molland 65,789 shares of restricted stock pursuant to the Director Compensation Plan that vest on January 2, 2021, provided that Ms. Molland remains a director on such vesting date.

(7)      Mr. Lichtenstein directly owns 3,239,798 shares of Common Stock owned directly by Mr. Lichtenstein. The reported number also includes 60,000 shares of Common Stock owned directly by SPL, of which Mr. Lichtenstein is the Chief Executive Officer and a control person. Accordingly, by virtue of the Mr. Lichtenstein’s relationship with SPL, Mr. Lichtenstein may be deemed to beneficially own the shares of Common Stock of the Company owned directly by SPL. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock of the Company owned directly by SPL except to the extent of his pecuniary interest therein. On December 15, 2017, the Company awarded Mr. Lichtenstein restricted stock grants and market performance-based restricted stock grants of which 300,000 shares of restricted stock will vest in their entirety, on the day the price of the Company’s Common Stock shall have closed at or above $2.50 per share for any five consecutive business days after the grant date, subject to Mr. Lichtenstein’s continuous service with the Company from the grant date through the vesting date. For more information, see “Certain Relationships And Related Transactions — December 2017 Awards.” On January 2, 2020, the Company awarded Mr. Lichtenstein 65,789 shares of restricted stock pursuant to the Director Compensation Plan that vest on January 2, 2021, provided that Mr. Lichtenstein remains a director on such vesting date. Mr. Lichtenstein is a member of the Section 13(d) group described in Footnote 3 above that owns more than 10% of the Company’s outstanding Common Stock. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock of the Company owned directly by the other members of the Section 13(d) group except to the extent of his pecuniary interest therein.

(8)      Mr. Wald directly owns 254,761 shares of Common Stock. On January 2, 2020, the Company awarded Mr. Wald 65,789 shares of restricted stock pursuant to the Director Compensation Plan that vest on January 2, 2021, provided that Mr. Wald remains a director on such vesting date.

(9)      Mr. Howard directly owns 1,600,061 shares of Common Stock. On December 15, 2017, the Company awarded Mr. Howard restricted stock grants and market performance-based restricted stock grants of which 150,000 shares of restricted stock will vest in their entirety, on the day the price of the Company’s Common Stock shall have closed at or above $2.50 per share for any five consecutive business days after the grant date, subject to Mr. Howard’s continuous service with the Company from the grant date through the vesting date. For more information, see “Certain Relationships And Related Transactions — December 2017 Awards.” On January 2, 2020, the Company awarded Mr. Howard 65,789 shares of restricted stock pursuant to the Director Compensation Plan that vest on January 2, 2021, provided that Mr. Howard remains a director on such vesting date. Mr. Howard is a member of the Section 13(d) group described in Footnote 3 above that owns more than 10% of the Company’s outstanding Common Stock. Mr. Howard disclaims beneficial ownership of the shares of Common Stock of the Company owned directly by the other members of the Section 13(d) group except to the extent of his pecuniary interest therein.

(10)    Mr. Fejes directly owns 420,061 shares of Common Stock. On December 15, 2017, the Company awarded Mr. Fejes restricted stock grants and market performance-based restricted stock grants of which 50,000 shares of restricted stock will vest in their entirety, on the day the price of the Company’s Common Stock shall have closed at or above $2.50 per share for any five consecutive business days after the grant date, subject to Mr. Fejes’ continuous service with the Company from the grant date through the vesting date. For more information, see “Certain Relationships And Related Transactions — December 2017 Awards.” On January 2, 2020, the Company awarded Mr. Fejes 65,789 shares of restricted stock pursuant to the Director Compensation Plan that vest on January 2, 2021, provided that Mr. Fejes remains a director on such vesting date. Mr. Fejes is a member of the Section 13(d) group described in Footnote 3 above that owns more than 10% of the Company’s outstanding Common Stock. Mr. Fejes disclaims beneficial ownership of the shares of Common Stock of the Company owned directly by the other members of the Section 13(d) group except to the extent of his pecuniary interest therein.

(11)    Mr. Henderson directly owns 408,143 shares of Common Stock. Mr. Henderson resigned from his position as Chief Executive Officer of the Company’s principal operating subsidiary, ModusLink Corporation (“ModusLink”), effective October 31, 2018, and resigned from his positions as President and Chief Executive Officer of the Company, effective December 4, 2018. Mr. Whitenack assumed the position of Chief Executive Officer of ModusLink upon Mr. Henderson’s resignation from ModusLink, and Mr. Lichtenstein assumed the additional role of Interim Chief Executive Officer of the Company effective upon Mr. Henderson’s resignation from the Company.

(12)    On December 17, 2019, the Company awarded Mr. Whitenack 100,000 shares of restricted stock pursuant to the Company’s 2010 Incentive Award Plan, as amended April 12, 2018. Pursuant to the terms of the award, 50% of the restricted stock will vest on the first anniversary of the grant date, and the remaining 50% of which will vest on the second anniversary of the grant date, subject to Mr. Whitenack’s continuous service with the Company from the grant date through the vesting date.

(13)    John Ashe was appointed Chief Executive Officer of IWCO, effective May 15, 2020, succeeding Mr. Andersen.

(14)    Consists of 7,153,992 shares of Common Stock held by Directors and all current Executive Officers, which includes, as of June 1, 2020, John Whitenack, Douglas B. Woodworth, John Ashe and Joseph B. Sherk. For more information, see “Executive Officers.”

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We describe in this section all reportable related person transactions to which we were or have been party since August 1, 2017. As of June 1, 2020, Steel Holdings and its affiliates, including SPHG Holdings, Steel Holdings GP and affiliated entities and individuals, including four of our directors who were members of a Section 13(d) group with these affiliated entities, beneficially owned approximately 56.2% of our outstanding shares of Common Stock, including shares of Series C Preferred Stock and the 2024 Note. For more information, see “Security Ownership of Certain Beneficial Owners and Management.” Mr. Lichtenstein, our Interim Chief Executive Officer and the Executive Chairman of our Board, is also the Executive Chairman of Steel Holdings GP. Mr. Kassan, our Vice Chairman of the Board and former Chief Administrative Officer, is an employee of Steel Services. Mr. Howard, a member of our Board, is the President and a director of Steel Holdings GP. Mr. Fejes, a member of our Board, is the former Chief Operating Officer of Steel Holdings and was previously affiliated with Steel Services.

Note Transaction

SPHG Holdings held $14.9 million principal amount of the Company’s 5.25% Convertible Senior Notes (the “5.25% Notes”) of which an aggregate amount of approximately $65.6 million of principal and interest was due at maturity on March 1, 2019 (the “Maturity Date”). As the Company required funds in order to satisfy all of its obligations to the holders of the 5.25% Notes on the Maturity Date, SPHG Holdings advised the Company on December 12, 2018, that, in addition to not requiring a cash payment on the 5.25% Notes on the Maturity Date, SPHG Holdings would either agree to (a) the extension of the Maturity Date to a date later than January 15, 2020, or (b) the issuance of a replacement convertible security with a maturity date later than January 15, 2020. In connection with this agreement, the Company entered into that certain 7.50% Convertible Senior Note Due 2024 Purchase Agreement (the “7.50% Note Purchase Agreement”) with SPHG Holdings on February 28, 2019. Under the terms of the 7.50% Note Purchase Agreement, SPHG Holdings agreed to lend the Company $14.9 million in exchange for a 7.50% Convertible Senior Note due 2024 (the “2024 Note” and together with the 7.50% Note Purchase Agreement, the “Note Transaction”).

The 2024 Note bears interest at the rate of 7.50% per year until the maturity date of March 1, 2024. The Company has the right to prepay the 2024 Note at any time, upon 10 days’ prior written notice, in whole or in part, without penalty or premium, at a price equal to 100% of the then outstanding principal amount of the 2024 Note plus accrued and unpaid interest. The 2024 Note is an unsecured and unsubordinated obligation of the Company, and will rank equal in right of payment with the Company’s other unsecured and unsubordinated indebtedness, but will be effectively subordinated in right of payment to any existing and future secured indebtedness and liabilities to the extent of the value of the collateral securing those obligations, and structurally subordinated to the indebtedness and other liabilities of the Company’s subsidiaries. The 2024 Note contains other customary terms and conditions, including customary events of default.

The 2024 Note is convertible into shares of the Company’s common stock at an initial conversion rate of 421.2655 shares of common stock per $1,000 principal amount of the 2024 Note (which is equivalent to an initial conversion price of approximately $2.37 per share), subject to adjustment upon the occurrence of certain events. The initial conversion price represents a conversion premium of 25% over the volume weighted average price of the Company’s common stock for the 20 trading days ending February 27, 2019.

SPHG Holdings has the right to require the Company to repurchase the 2024 Note upon the occurrence of certain fundamental changes, subject to certain conditions, at a repurchase price equal to 100% of the principal amount of the 2024 Note plus accrued and unpaid interest. The Company will have the right to elect to cause the mandatory conversion of the 2024 Note in whole, and not in part, at any time on or after March 6, 2022, subject to certain conditions including that the stock price of the Company exceeds a certain threshold.

Preferred Stock Transaction and Warrant Repurchase

On December 15, 2017, the Company entered into a Preferred Stock Purchase Agreement (the “Purchase Agreement”) with SPHG Holdings, pursuant to which the Company issued 35,000 shares of the Company’s newly created Series C Convertible Preferred Stock, par value $0.01 per share (which we refer to as the “Series C Preferred Stock”), to SPHG Holdings at a price of $1,000 per share, for an aggregate purchase consideration of $35.0 million (the “Preferred Stock Transaction”). The terms, rights, obligations and preferences of the Series C Preferred Stock are set forth in a Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of

the Company (the “Series C Certificate of Designations”), filed as Exhibit 3.8 to our 2019 Annual Report. Upon the closing of the Preferred Stock Transaction, Mr. Howard, the President and a director of Steel Holdings GP, and Mr. Fejes, the former Chief Operating Officer of Steel Holdings, were appointed to our Board.

Under the Series C Certificate of Designations, each share of Series C Preferred Stock can be converted into shares of the our Common Stock, at an initial conversion price equal to $1.96 per share, subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction. Holders of the Series C Preferred Stock will also receive dividends at 6% per annum payable in cash or Common Stock. If at any time the closing bid price of the Company’s Common Stock exceeds 170% of the conversion price for at least five consecutive trading days (subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction), the Company has the right to require each holder of Series C Preferred Stock to convert all, or any whole number, of shares of the Series C Preferred Stock into Common Stock. The Series C Preferred Stock is currently convertible into 17,857,143 shares of Common Stock.

On December 15, 2017, contemporaneously with the closing of the Preferred Stock Transaction, the Company entered into a Warrant Repurchase Agreement (the “Warrant Repurchase”) with Steel Holdings, an affiliate of SPHG Holdings, pursuant to which the Company repurchased for $100 the warrant to acquire 2,000,000 shares of the Common Stock (the “Warrant”) that the Company had previously issued to Steel Holdings. The Warrant, which was to expire in 2018, was terminated by the Company upon repurchase.

2019 Management Services Agreement

On June 14, 2019, the Company entered into a Management Services Agreement (the “2019 Management Services Agreement”) with Steel Services, an indirect wholly-owned subsidiary of Steel Holdings. The 2019 Management Services Agreement is effective as of June 1, 2019. The Management Services Agreement supersedes all prior agreements between the Company and Steel Services, including that certain Management Services Agreement, dated January 1, 2015, between SPH Services, Inc. (“SPH Services”) and the Company, which is described below.

Pursuant to the 2019 Management Services Agreement, Steel Services provides the Company and its subsidiaries with the non-exclusive services of a person or people to serve in various positions or functions, and perform duties normally associated with those specific or substantially equivalent positions or functions for the Company, including: Legal and Environmental Health & Safety, Finance and Treasury, Human Resources, Lean, Internal Audit, Mergers and Acquisitions, and Information Technology (the “Services”).

The 2019 Management Services Agreement provides that the Company will pay Steel Services a fixed monthly fee of $282,800 in consideration of the Services and will reimburse Steel Services and its representatives for all reasonable expenses incurred in providing the Services. Additionally, Steel Services shall, to the extent legally permissible, earn a reasonable success fee to be mutually agreed upon by the parties for any acquisition, divestiture, or financing transaction completed by the Company during the term of the 2019 Management Services Agreement.

The 2019 Management Services Agreement continued through December 31, 2019, renewed for an additional one-year period, and will automatically renew for successive one-year periods (each such period, a “Term”) unless and until terminated (i) by either party, effective on the last day of the current Term, upon not less than ninety days prior written notice to the other; (ii) by the Company, at any time, on less than 90 days’ notice; provided that, in the case of (i) or (ii) the Company pays a termination fee to Steel Services as provided in the Management Services Agreement, which fee shall equal 125% of the fees due under the Management Services Agreement from and including the termination date until the 90th day following the date of such termination; (iii) immediately upon the bankruptcy or dissolution of Steel Services; (iv) promptly by the Company upon a material breach of the 2019 Management Services Agreement by Steel Services; or (iv) immediately by the Company for Cause (as defined in the Management Services Agreement).

The Company is also party to a Management Services Agreement with SP Corporate Services LLC, an indirect wholly-owned subsidiary of Steel Holdings (“SP Corporate”), effective as of January 1, 2015 (as amended, the “2015 Management Services Agreement”). Pursuant to this agreement, SP Corporate provided the Company and its subsidiaries with the services of certain employees, including certain executive officers, and other corporate services. The Related Party Transactions Committee, a special committee of the Board comprised entirely of independent directors having no affiliation with SP Corporate or its affiliates, approved the entry into the 2015

Management Services Agreement, and the first two amendments to the 2015 Management Services Agreement. The Audit Committee approved the Third Amendment to the 2015 Management Services Agreement.

Total expenses incurred related to the 2015 Management Services Agreement and the 2019 Management Services Agreement for the twelve months ended July 31, 2019 and 2018 were $1.8 million and $1.9 million, respectively. As of July 31, 2019 and 2018, amounts due to SP Corporate and Steel Services were $0.5 million and $0.2 million, respectively.

December 2017 Awards

On December 15, 2017, we granted the following restricted stock grants and market performance-based restricted stock grants to Messrs. Lichtenstein, Howard, and Fejes (the “December 2017 Awards”), in each case effective upon the closing of the IWCO Acquisition and in consideration for current and future services to the Company:

Recipient	Total Award	Vested Portion of Award as of July 31, 2019	Unvested Portion of Award as of July 31, 2019
Warren G. Lichtenstein	3,300,000 shares	3,000,000 shares	300,000 shares
Jack L. Howard	1,650,000 shares	1,500,000 shares	150,000 shares
William T. Fejes, Jr.	550,000 shares	500,000 shares	50,000 shares

The unvested portion relates only to market performance-based grants. These shares of restricted stock will automatically vest, in their entirety, on the day the price of the Company’s common stock shall have closed at or above $2.50 per share for any five consecutive business days after the grant date (December 15, 2017), subject to the Director’s continuous service with the Company from the grant date through the vesting date. These awards were measured based on the fair market value on the grant date.

Air Travel

During the twelve months ended July 31, 2018, the Company reimbursed SP General Service, LLC, a wholly owned subsidiary of SPL, for air travel in the amount of $0.5 million, which was primarily related to the acquisition of IWCO and its integration. During the twelve months ended July 31, 2019, the Company reimbursed SP General Service, LLC for air travel in the amount of $ $0.1 million, which was primarily related to services provided under the 2015 Management Services Agreement and the 2019 Management Services Agreement primarily with respect to implementing efficiency improvements at IWCO.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee reviews all related party transactions on an ongoing basis and all such transactions must be approved or ratified by the Audit Committee pursuant to a Related Person Transaction Policy. A “related-party transaction” is a transaction that meets the minimum threshold for disclosure under the relevant SEC rules. The Audit Committee will review all relevant information available to it about a related person transaction. The Audit Committee may approve or ratify the related person transaction only if the Audit Committee determines in good faith that, under all of the circumstances, the transaction is fair as to the Company. The Audit Committee may, in its sole discretion, impose such conditions as it deems appropriate on the Company or the related person in connection with approval of the related person transaction. As appropriate for the circumstances, the Audit Committee shall review and consider:

•        the nature of the related person’s interest in the related person transaction;

•        the approximate dollar value of the amount involved in the related person transaction;

•        the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•        whether the transaction was or will be undertaken in the ordinary course of business of the Company;

•        whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

•        the business purpose of, and the potential benefits to the Company of, the transaction;

•        in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer, the impact of the transaction on a director’s independence;

•        the availability of other sources for comparable products or services;

•        whether it is a single transaction or a series of ongoing, related transactions;

•        whether entering into the transaction would be consistent with the Company’s Code of Business Conduct and Ethics; and

•        any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

If advance approval of a related-party transaction is not feasible, then the transaction is considered and, if the Audit Committee determines it to be appropriate, it is then ratified by the Audit Committee. No director may participate in the approval of a transaction for which he or she is a related party. When a related party transaction is ongoing, any amendments or changes are reviewed in accordance with the previous approval granted by the Audit Committee.

Certain related party transactions have received special committee and Board approval rather than Audit Committee approval:

•        Each of the Note Transaction and Preferred Stock Transaction with SPHG Holdings was reviewed, considered and recommended for approval by the Board by a special committee of the Board consisting solely of independent directors not affiliated with SPHG Holdings. The Board subsequently approved such transactions.

•        The December 2017 Awards were reviewed, considered and recommended for approval by the Board by a special committee of the Board consisting solely of independent directors not affiliated with SPHG Holdings, as well as by the Compensation Committee.

•        In April 2019, the Board authorized a special committee, which consists solely of independent directors not affiliated with Steel Holdings or its affiliates, to review, negotiate, approve or reject transactions between the Company and Steel Holdings or its affiliates. The special committee reviewed, considered and recommended for approval by the Board the 2019 Management Services Agreement, which was subsequently approved by the Board. In performing the Services, Steel Services will be subject to the supervision and control of the special committee and will report to the special committee and/or such other person designated by the special committee.

EXECUTIVE OFFICERS

Officers are elected annually by the Board and serve at the discretion of the Board. Set forth below is information regarding the executive officers of the Company as of the date of this Proxy Statement.

Name	Age	Principal Position	Officer Since
Warren G. Lichtenstein(1)(2)	54	Interim Chief Executive Officer, Director and Executive Chairman	December 2018 – Present; March 2016 – June 2016
Douglas B. Woodworth	48	Chief Financial Officer	November 2019 – Present
John Ashe(3)	53	Chief Executive Officer of IWCO	May 2020 – Present
Joseph B. Sherk	71	Senior Vice President and Chief Accounting Officer	November 2019 – Present
Fawaz Khalil(4)	50	President, Chief Executive Officer of ModusLink	June 2020 – Present

____________

(1)      James R. Henderson resigned from his position as Chief Executive Officer of ModusLink, effective October 31, 2018, and resigned from his positions as President and Chief Executive Officer of the Company, effective December 4, 2018. John Whitenack assumed the position of Chief Executive Officer of ModusLink upon Mr. Henderson’s resignation from ModusLink, and Mr. Lichtenstein assumed the additional role of Interim Chief Executive Officer of the Company effective upon Mr. Henderson’s resignation from the Company. Mr. Lichtenstein had previously served as the Company’s Interim CEO from March 28, 2016, to June 17, 2016.

(2)      Mr. Lichtenstein’s biographical information is provided above in the section entitled, “Class I Directors Continuing in Office until the 2021 Annual Meeting of Stockholders.”

(3)      John Ashe was appointed Chief Executive Officer of IWCO, effective May 15, 2020, succeeding Mr. Andersen.

(4)      Fawaz Khalil was appointed President and Chief Executive Officer of ModusLink, effective June 11, 2020, succeeding Mr. Whitenack.

Douglas B. Woodworth.    Mr. Woodworth has served as Chief Financial Officer of the Company since November 2, 2019. Since May 2016, Mr. Woodworth has been the Chief Financial Officer of Steel Holdings and holds similar positions in substantially all of Steel Holding’s subsidiaries. Prior to that appointment, Mr. Woodworth had served as Vice President and Controller of HNH from August 2012. Mr. Woodworth has over two decades of progressive responsibility in accounting and finance. Prior to joining HNH, Mr. Woodworth served as Vice President and Corporate Controller with SunEdison, Inc. (formerly MEMC Electronic Materials, Inc.), from August 2011 to July 2012 and as Vice President and Corporate Controller of Globe Specialty Metals, Inc. from November 2007 to July 2011. Prior to that, Mr. Woodworth held positions of increasing responsibility with Praxair, Inc. Mr. Woodworth began his career with KPMG LLP. Mr. Woodworth holds an MBA from the Kellogg School of Management at Northwestern University, a Master of Engineering Management from the McCormick School of Engineering at Northwestern University and a Bachelor of Science in Accountancy from Miami (Ohio) University. Mr. Woodworth is a certified public accountant. Mr. Woodworth’s services as Chief Financial Officer are being provided pursuant to the Management Services Agreement, dated June 14, 2019, between Steel Services and the Company (the “2019 Management Services Agreement”) described in “Certain Relationships and Related Transactions — 2019 Management Services Agreement.”

John Ashe.    Mr. Ashe has served as the Chief Executive Officer of IWCO Direct since May 15, 2020. From May 2018 until May 2020, Mr. Ashe served as President & CEO of Lucas-Milhaupt, a global brazing and metal joining products and services leader, and an indirect subsidiary of Steel Holdings. From May 1992 to May 2018, Mr. Ashe served in various roles with OMG, a leading U.S. manufacturer and global supplier of specialty fasteners, adhesives, tools, and related products for the commercial and residential construction markets, and an indirect subsidiary of Steel Holdings. Mr. Ashe served as SVP & GM of OMG’s FastenMaster Division for his last eight years with the company. Mr. Ashe is a graduate of Bowdoin College, Brunswick, ME.

Joseph B. Sherk.    Mr. Sherk was appointed as Senior Vice President and Chief Accounting Officer of the Company on November 22, 2019. Mr. Sherk has served as the Senior Vice President, Finance, Tax and Treasurer of the Company since June 2016 and previously as its Principal Financial Officer and Chief Accounting Officer from May 2014 through June 2016. Mr. Sherk also served as the Company’s Vice President & Corporate Controller from December 2007 through to May 2014. Prior to that Mr. Sherk was Vice President, Corporate Controller & Chief Accounting Officer of WestPoint Home, International Inc., a textile company, from January 2007 until December 2007. From January 2006 through January 2007, Mr. Sherk served as Vice President, Business and

Finance Transformation for United Rentals, Inc., a major rental equipment company. From September 2001 through January 2007, Mr. Sherk was the Vice President & Corporate Controller (Principal Accounting Officer) for United Rentals, Inc. Mr. Sherk served as the Vice President & Corporate Controller (Principal Accounting Officer) of Lafarge Corporation, in Washington, DC, a construction materials company from September 1998 through September 2001. Prior to that Mr. Sherk served as the Regional Vice President & Controller of Lafarge Construction Materials for Eastern Canada from January 1994 through to September 1998. Mr. Sherk started his career with Arthur Andersen LLP. Mr. Sherk is a licensed CPA in the United States and Canada. He is a member of the AICPA and the Chartered Professional Accountants of Ontario, Canada. Mr. Sherk holds a Bachelor of Commerce degree from St. Mary’s University in Halifax, Nova Scotia, an MBA from University of Saskatchewan in Accounting and Finance in Saskatoon, Saskatchewan and a Masters of Accountancy in Taxation from The George Washington University in Washington, DC.

Fawaz Khalil.    Mr. Khalil has served as President and Chief Executive Officer of ModusLink Corporation since June 11, 2020. From May 2017 to November 2019, Mr. Khalil was President and Chief Executive Officer of Halco Lighting Technologies. From November 2015 to April 2017, Mr. Khalil was President of Purafil and Universal Air Filters (part of The Filtration Group). From February 2013 to November 2015, Mr. Khalil was Vice President and General Manager of Acuity Brands Lighting Inc. Mr. Khalil received his B.S. in Computer Science from the National University of Computing and Emerging Sciences Karachi, an M.B.A. in Finance and Banking from the Institute of Business Administration at University of Karachi, and an M.B.A. in General Management & Strategy from the Darden Graduate School of Business at the University of Virginia.

EXECUTIVE COMPENSATION

This section sets forth certain information required by the rules of the SEC regarding the Fiscal 2019 and Fiscal 2018 compensation of our Named Executive Officers (defined as (i) all individuals who served as, or acted in the capacity of, the Company’s principal executive officer for Fiscal 2019 and (ii) the Company’s two most highly compensated executive officers, other than anyone who acted as our principal executive officer, who were serving as executive officers at the end of Fiscal 2019) . Our Named Executive Officers are as follows:

Name	Principal Position
Warren G. Lichtenstein(1)(3)	Interim Chief Executive Officer, Director and Executive Chairman
James R. Henderson(1)	Former President and Chief Executive Officer of the Company and Former Chief Executive Officer of ModusLink
John Whitenack(1)(2)	Former Chief Executive Officer of ModusLink
James N. Andersen(4)	Former Chief Executive Officer of IWCO

____________

(1)      James R. Henderson is a Named Executive Officer because he served as our principal executive officer during part of Fiscal 2019. Mr. Henderson resigned from his position as Chief Executive Officer of ModusLink, effective October 31, 2018, and resigned from his positions as President and Chief Executive Officer of the Company, effective December 4, 2018.

(2)      Mr. Whitenack assumed the position of Chief Executive Officer of ModusLink upon Mr. Henderson’s resignation from ModusLink on October 31, 2018. Fawaz Khalil was appointed President and Chief Executive Officer of ModusLink, effective June 11, 2020, replacing Mr. Whitenack.

(3)      Mr. Lichtenstein assumed the additional role of Interim Chief Executive Officer of the Company effective upon Mr. Henderson’s resignation from the Company on December 4, 2018. Compensation for Mr. Lichtenstein is shown for 2018 for his services as a member of our Board. Mr. Lichtenstein also served as the Company’s Interim CEO from March 28, 2016, to June 17, 2016, for which no compensation information is required in the Summary Compensation Table.

(4)      John Ashe was appointed Chief Executive Officer of IWCO, effective May 15, 2020, succeeding Mr. Andersen.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)		Stock Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Warren G. Lichtenstein	2019	—		—		99,999	—	121,500		221,499
Interim Chief Executive Officer, Director and Executive Chairman(3)	2018	—		—		5,629,466	—	119,000		5,748,466
James R. Henderson	2019	212,308	(11)	—		—	—	25,673	(5)	237,981
Former President and Chief Executive Officer of the Company and Former Chief Executive Officer of ModusLink	2018	600,000	(11)	—		1,169,543	—	5,999	(6)	1,775,542
John Whitenack	2019	371,423		—		—	—	4,743	(6)	376,166
Former Chief Executive Officer of ModusLink
James N. Andersen	2019	715,628	(7)	674,434	(8)	—	—	26,100	(9)	1,416,162
Former Chief Executive Officer of IWCO Direct	2018	453,231	(7)	1,349,804	(10)	—	—	6,683	(9)	1,809,718

____________

(1)      Represents amounts earned under the management incentive plans of IWCO Direct for IWCO Direct’s fiscal years ended December 31, 2017 and 2018. IWCO Direct, which was acquired in 2017, maintains a separate fiscal year from the Company. Amounts are shown as earned during the Company’s fiscal years ended July 31, 2019 (referred to in this Proxy Statement as “Fiscal 2019”) and July 31, 2018 (referred to in this Proxy Statement as “Fiscal 2018”), because they were earned based on IWCO Direct’s performance as of December 31, 2017 and 2018, which occurred during the Company’s fiscal years ended July 31, 2018 and 2019, respectively. IWCO Direct’s management incentive plans for the fiscal year ended December 31, 2018 (the “2018 IWCO Incentive Plans”) are described below in the “Narrative Disclosure to Summary Compensation Table.”

(2)      Represents amounts earned under the management incentive plan of the Company during the Company’s fiscal year ended July 31, 2018. The Company did not establish a Company management incentive plan for its fiscal year ended July 31, 2019. No participants received awards under the management incentive plan of the Company established for the fiscal year ended July 31, 2018 (the “2018 Company MIP”), because the Company did not achieve the minimum plan year adjusted EBITDA target under the 2018 Company MIP for the Company’s supply chain business.

(3)      Mr. Lichtenstein was not separately compensated for his service as Interim Chief Executive Officer of the Company and was only compensated as a Director in Fiscal 2019. Mr. Lichtenstein also received compensation for services as a Director in Fiscal 2018. Mr. Lichtenstein’s compensation set forth in the “Summary Compensation Table” consists of: (a) stock awards in the amounts of (i) $99,999 (for an award of 57,803 shares of restricted stock granted to all Directors on January 2, 2019, pursuant to the Director Compensation Plan, which award vested on January 2, 2020) for Fiscal 2019 and (ii) $63,266 (for an award of 32,258 shares of restricted stock granted to all Directors on April 12, 2018, pursuant to the Director Compensation Plan, which award vested on April 12, 2019) and $5,566,200 (for the December 2017 Awards, as further described in “Certain Relationships And Related Transactions — December 2017 Awards”) for Fiscal 2018; and (b) director fees of $121,500 for Fiscal 2019 and $119,000 for Fiscal 2018 (as further described in “Director Compensation — Director Compensation Plan”).

(4)      Represents the full fair value at grant date computed in accordance with FASB ASC Topic 718. The assumptions applied in determining the fair value of the awards are discussed in Note 2 to our audited consolidated financial statements for the year ended July 31, 2019 included in our 2019 Annual Report.

(5)      Represents (i) employer 401(k) plan matching cash contributions of $2,597 and (ii) a payment of $23,076 to Mr. Henderson, following his resignation from the Company/IWCO, in connection with accrued and unused vacation days.

(6)      Amounts represent employer 401(k) plan matching cash contributions.

(7)      Represents Mr. Andersen’s full salary for Fiscal 2019 and pro-rated salary for Fiscal 2018. Mr. Andersen joined the Company following the IWCO Acquisition in December 2017, and his annual base salary is $715,628.

(8)      Represents the full amount of the award ($674,434) earned during the Company’s fiscal year ended July 31, 2019 under the 2018 IWCO Incentive Plans (based on performance in IWCO Direct’s fiscal year ended December 31, 2018), $584,526 of which was paid in March 2019, and the remainder of which was to be paid ratably in 2020 and 2021, subject to Mr. Andersen’s continued employment with the Company.

(9)      Represents (i) employer 401(k) plan matching cash contributions of $4,350 in Fiscal 2018 and $4,500 in Fiscal 2019 and (ii) the amount attributable to the business and personal use of a company car of $2,333 in Fiscal 2018 and $21,600 in Fiscal 2019.

(10)    Represents Mr. Andersen’s award earned during the Company’s fiscal year ended July 31, 2018 under IWCO Direct’s management incentive plans for IWCO Direct’s fiscal year ended December 31, 2017 (based on performance in IWCO Direct’s fiscal year ended December 31, 2017), and a cash bonus paid in December 2017 to Mr. Andersen in connection to IWCO Direct’s prior practice of granting discretionary bonus amounts to management due to their participation in certain liquidity events.

(11)    Represents Mr. Henderson’s full salary for Fiscal 2018 and a pro-rated salary for Fiscal 2019, due to his resignation from his position as Chief Executive Officer of ModusLink, effective October 31, 2018 and from his positions as President and Chief Executive Officer of the Company, effective December 4, 2018.

Narrative Disclosure to Summary Compensation Table

The compensation paid to the above-named Named Executive Officers during Fiscal 2019 included salaries, bonuses and perquisites as more fully described in the notes to the Summary Compensation Table and below. The principal terms of agreements with Named Executive Officers regarding employment and compensation are set forth below under the section entitled “Employment Arrangements of Named Executive Officers.”

Cash Bonuses

In most years, the Compensation Committee establishes a Company Management Incentive Plan (or MIP), which provides cash incentives for our non-IWCO executives. Additionally, as a result of the IWCO Acquisition, the Company integrated certain IWCO Direct compensation practices into the Company’s compensation framework. Specifically, Mr. Andersen participated in the IWCO Direct 2018 Short-Term and Long-Term Incentive Plans (the “2018 IWCO Incentive Plans”). Mr. Andersen was the only Named Executive Officer who participates in the IWCO compensation plans (the “IWCO Plans”). The Company MIP and the IWCO Plans support our compensation objectives by focusing on annual financial and operating results and enabling our target total compensation to remain competitive within the marketplace for executive officers. The Company did not establish a Company MIP for Fiscal 2019.

Company MIP

Target bonus awards under a Company MIP are expressed as a percentage of the base salary paid to the non-IWCO executive officer during that plan year. Typically, the Compensation Committee has selected bonus amounts for the executive officers such that the target total cash compensation approximates the median of comparable positions at our peer companies or the general industry. MIPs provide for cash payments to executive officers based on the achievement of certain corporate financial objectives. Bonus payouts on the financial objectives could range from 0% to 200% of an individual’s target bonus, depending on the Company’s actual performance versus the established performance goals. Target bonus awards under the IWCO Plan are expressed as a percentage of the base salary paid to IWCO participants during the applicable plan year.

2018 IWCO Incentive Plans (Relating to Fiscal 2019)

The 2018 IWCO Incentive Plans, which related to IWCO Direct’s fiscal year ended December 31, 2018 (the “2018 IWCO Plan Year”), were designed to motivate appropriate behaviors that support short-term and long-term growth of stockholder value by rewarding the achievement of financial, business and management goals that are essential to the success of IWCO Direct. All awards under the 2018 IWCO Incentive Plans (the “2018 IWCO Awards”) were paid in cash. In order to receive the 2018 IWCO Award under the 2018 IWCO Incentive Plans, the IWCO participant must have been an employee of the Company in good standing at the time of the 2018 IWCO Award payment.

The 2018 IWCO Awards under the 2018 IWCO Incentive Plans to IWCO Direct participants were determined based on the achievement of certain performance targets. The 2018 IWCO Awards were determined based on the following performance target components: (a) 63% of the 2018 IWCO Award was based on the achievement of the 2018 IWCO Plan Year adjusted EBITDA target (the “2018 IWCO EBITDA Target”) for IWCO Direct, (b) 21% of the IWCO Award was based on the achievement of defined objectives in support of IWCO’s corporate objectives as defined, and (c) 16% of the IWCO Award was based on the achievement of a working capital target as defined. 2018 IWCO Awards were subject to the approval of IWCO Direct’s Chief Executive Officer and the IWCO Direct Board of Directors.

Under the 2018 IWCO Incentive Plans, the 2018 IWCO Award target for Mr. Andersen was 100% of his base salary.

In determining the 2018 IWCO EBITDA Target, the financial objectives, while feasible to meet, were challenging to achieve and required improved performance compared with prior year results. For the 2018 IWCO Plan Year, IWCO achieved sufficient EBITDA, met defined objectives and achieved working capital levels required under the 2018 IWCO Incentive Plans to earn a partial payment. Accordingly, Mr. Andersen received a 2018 IWCO Award of $674,434 under the 2018 IWCO Incentive Plans, $584,526 of which was paid on March 29, 2019. The full amount of the 2018 IWCO Award ($674,434) is reported in the Summary Compensation Table for the Company’s fiscal year in which it was earned (the fiscal year ended July 31, 2019), because it was earned as of December 31, 2018. The portion of the 2018 IWCO Awards earned but not yet paid, was to be paid ratably in 2020 and 2021, subject to Mr. Andersen’s continued employment with the Company.

Related Policies and Considerations

Stock Ownership Guidelines

The Compensation Committee believes that it is appropriate for the executive officers to hold equity in the Company. Under our stock ownership guidelines, the Chief Executive Officer’s ownership requirement is set at three times his annual salary and other executive officers’ ownership requirement is set at two times their respective annual salaries. All individuals will have five years from the later of the adoption of the guidelines or his or her first appointment as an executive officer to reach these ownership levels. In computing the amounts owned, the Company will consider the value of shares owned outright, unvested restricted stock held by the individual, and in-the-money vested options.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the Common Stock held by each Named Executive Officer as of July 31, 2019. The market values of the Common Stock reported in this table are calculated based on the closing market price of the Company’s Common Stock on Nasdaq on July 31, 2019, which was $1.78 per share.

Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Warren G. Lichtenstein	57,803	(1)	102,889	300,000	(2)	534,000
James R. Henderson	—		—	—		—
John Whitenack	—		—	—		—
James N. Anderson	—		—	—		—

____________

(1)      Represents 57,803 shares of restricted stock that were originally granted to Mr. Lichtenstein for his service on our Board of Directors and that vested on January 2, 2020. For more information, see the “Summary Compensation Table.”

(2)      On December 15, 2017, the Board, upon the recommendation of the Compensation Committee and a special committee of the Board, approved certain market performance-based restricted stock grants to Mr. Lichtenstein and others, as described in “Certain Relationships And Related Transactions — December 2017 Awards.” The shares listed in the Outstanding Equity Awards at Fiscal Year-End Table for Mr. Lichtenstein are the unvested portion of the restricted stock grants made December 15, 2017, to Mr. Lichtenstein, which remain subject to the achievement of stock price performance.

Employment Arrangements of Named Executive Officers

We do not have agreements with any of the Named Executive Officers which guarantee employment for a set term and, accordingly, all of the Named Executive Officers are employees at will.

Mr. Lichtenstein

Mr. Lichtenstein is not separately compensated for his service as Interim Chief Executive Officer of the Company. The terms of Mr. Lichtenstein’s compensation are governed by the Director Compensation Plan described below under the section titled “Director Compensation Plan.”

Mr. Henderson

James R. Henderson was appointed the President and Chief Executive Officer of the Company on June 17, 2016, and appointed the Chief Executive Officer ModusLink, one of the Company’s principal operating subsidiary on March 23, 2016. In connection therewith, the Company and Mr. Henderson executed an employment offer letter dated April 13, 2016, which provided for the employment of Mr. Henderson at an annualized base salary of $600,000. Mr. Henderson was also eligible for an annual cash bonus under Company MIPs, when adopted, with a target equal to 100% of his base salary.

Mr. Henderson resigned from his position as Chief Executive Officer of ModusLink, effective October 31, 2018, and resigned from his positions as President and Chief Executive Officer of the Company, effective December 4, 2018. Mr. Lichtenstein, the Company’s Executive Chairman, assumed the additional role of Interim Chief Executive Officer of the Company effective upon Mr. Henderson’s resignation from the Company.

Mr. Whitenack

Mr. Whitenack assumed the position of Chief Executive Officer of ModusLink upon Mr. Henderson’s resignation effective October 31, 2018. Prior to that, Mr. Whitenack served as the Chief Operating Officer of ModusLink since June 25, 2018. The Company and Mr. Whitenack executed an employment offer letter dated

June 6, 2018, which provided for an annualized base salary of $370,000, which has remained unchanged since his initial appointment as Chief Operating Officer. Mr. Whitenack is also eligible for an annual cash bonus under Company MIPs, when adopted, with a target equal to 60% of his base salary. On June 11, 2020, Fawaz Khalil was appointed President and Chief Executive Officer of ModusLink, succeeding Mr. Whitenack.

Mr. Andersen

Mr. Andersen’s base salary was $715,628, which remained unchanged since the closing of the IWCO Acquisition. Mr. Andersen was also eligible to participate in IWCO Plans. Effective May 15, 2020, John Ashe was appointed Chief Executive Officer of IWCO, succeeding Mr. Andersen.

Potential Payments Upon Termination or Change-in-Control

There were no agreements providing for payments or benefits in the event of termination of employment of any of our Named Executive Officers as of July 31, 2019, other than, in the case of Mr. Henderson, a payment of $23,076 following his resignation in connection with accrued and unused vacation days, which he received following his resignation from the Company.

DIRECTOR COMPENSATION

The table below sets forth certain information concerning our Fiscal 2019 compensation of our Directors. For information regarding Mr. Lichtenstein’s Fiscal 2019 compensation as a director, see the “Summary Compensation Table.” This table does not reflect events occurring after July 31, 2019.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Jeffrey J. Fenton(3)	72,500	99,999	—	172,499
Glen M. Kassan(4)	55,000	99,999	—	154,999
Philip E. Lengyel(5)	67,500	99,999	—	167,499
Jeffrey S. Wald(6)	73,000	99,999	—	172,999
William T. Fejes, Jr.(7)	57,000	99,999	—	156,900
Jack L. Howard(8)	57,000	99,999	—	156,900

____________

(1)      The amounts shown in the “Stock Awards” column represent the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. The assumptions applied in determining the fair value of the awards are discussed in Note 2 to our audited consolidated financial statements for the year ended July 31, 2019 included in our 2019 Annual Report.

(2)      Each director received an award of 57,803 shares of restricted stock on January 2, 2019, pursuant to the ModusLink Global Solutions, Inc. Fourth Amended and Restated Director Compensation Plan, as amended. These awards of restricted stock vested on January 2, 2020.

(3)      As of July 31, 2019, Mr. Fenton held 57,803 shares of restricted stock that were scheduled to vest on January 2, 2020. Such shares of restricted stock vested on January 2, 2020. Mr. Fenton did not hold any vested or unvested options to purchase shares of our Common Stock.

(4)      As of July 31, 2019, Mr. Kassan held 57,803 shares of restricted stock that were scheduled to vest on January 2, 2020. Such shares of restricted stock vested on January 2, 2020. Mr. Kassan did not hold any vested or unvested options to purchase shares of our Common Stock.

(5)      As of July 31, 2019, Mr. Lengyel held 57,803 shares of restricted stock that were scheduled to vest on January 2, 2020. Such shares of restricted stock vested on January 2, 2020. Mr. Lengyel did not hold any vested or unvested options to purchase shares of our Common Stock. Mr. Lengyel passed away in December 2019.

(6)      As of July 31, 2019, Mr. Wald held 57,803 shares of restricted stock that were scheduled to vest on January 2, 2020. Such shares of restricted stock vested on January 2, 2020. Mr. Wald did not hold any vested or unvested options to purchase shares of our Common Stock.

(7)      As of July 31, 2019, Mr. Fejes held 57,803 shares of restricted stock that were scheduled to vest on January 2, 2020. Such shares of restricted stock vested on January 2, 2020. Mr. Fejes did not hold any vested or unvested options to purchase shares of our Common Stock. See footnote 9 for disclosure regarding the December 2017 Awards.

(8)      As of July 31, 2019, Mr. Howard held 57,803 shares of restricted stock that were scheduled to vest on January 2, 2020. Such shares of restricted stock vested on January 2, 2020. Mr. Howard did not hold any vested or unvested options to purchase shares of our Common Stock. See footnote 9 for disclosure regarding the December 2017 Awards.

(9)      On December 15, 2017, the Board, upon the recommendation of the Compensation Committee and a special committee of the Board, approved certain restricted stock grants and market performance-based restricted stock grants to Messrs. Howard and Fejes, as well as Mr. Lichtenstein, in each case effective upon the closing of the IWCO Acquisition and in consideration for current and future services to the Company. For more information, see “Certain Relationships And Related Transactions — December 2017 Awards.” Unvested shares of restricted stock will automatically vest, in their entirety, on the day the price of the Company’s common stock shall have closed at or above $2.50 per share for any five consecutive business days after the grant date (December 15, 2017), subject to the Director’s continuous service with the Company from the grant date through the vesting date. As of July 31, 2019, Mr. Howard had 150,000 shares outstanding pursuant to the December 2017 Awards and Mr. Fejes had 50,000 shares outstanding pursuant to the December 2017 Awards.

Director Compensation Plan

Members of the Board receive a combination of cash compensation and equity in the form of restricted stock awards, provided they are eligible under the applicable plan. In addition, all of the Directors of the Company receive reimbursement of expenses incurred with respect to attendance at meetings of the Board and meetings of committees thereof, which amounts are not included in the above table.

The Fourth Amended and Restated Director Compensation Plan, adopted December 20, 2015 (which we refer to as the “Director Compensation Plan”), governs cash and equity compensation to eligible Directors. All Directors are eligible to participate in the Director Compensation Plan other than any Director who (i) is an employee of the Company or any of its subsidiaries or affiliates or (ii) unless otherwise determined by the Board, is an affiliate, employee, representative or designee of an institutional or corporate investor in the Company (an “Affiliated Director”).

Under the Director Compensation Plan, each participating Director who serves as a Director during any fiscal quarter receives a payment for such quarter of $12,500, with a pro rata fee applicable to service for less than a whole quarter; provided, however, that any Director who serves as the non-executive Chairman of the Board during any fiscal quarter receives a payment for such quarter of $28,750 instead of $12,500, with a pro rata fee applicable to service for less than a whole quarter. Each participating Director who serves as the chairperson of a committee of the Board during any fiscal quarter receives a payment of $1,250; provided, however, that the chairperson of the Audit Committee during any fiscal quarter receives a payment of $2,500, in each such case with a pro rata fee applicable to service for less than a whole quarter. Each participating Director who attends a telephonic meeting of the Board or a committee thereof receives a meeting fee of $500. Each participating Director who attends a meeting of the Board or a committee thereof, where a majority of the Directors attend such meeting in person, receives a meeting fee of $1,000.

In addition, the Director Compensation Plan provides that each Director, other than an Affiliated Director, will receive a restricted stock award for shares of Common Stock with a fair market value equal to $100,000 on the first business day of the calendar year provided that such Director is serving as a Director on such date (an “Annual Award”). These Annual Awards vest on the first anniversary of the date of grant, provided that the Director remains a director of the Company on the vesting date. Notwithstanding the foregoing, if a Director ceases to be a director due to (i) removal without cause, (ii) resignation upon request of a majority of the Board, other than for reasons the Board determines to be cause, (iii) the failure to be re-elected to the Board either because the Company fails to nominate the Director for re-election or the Director fails to receive sufficient stockholder votes, then, on the day the Director ceases to be a Director, 25% of the Annual Award vests for each full calendar quarter that the Director has served as a Director from and after the award date. The Board temporarily lowered the fair market value of the Annual Awards to $80,000, but the fair market value of the Annual Awards has since returned to $100,000.

Following the Annual Meeting, the Board plans to review the Director Compensation Plan, including with respect to the timing of grants of restricted stock awards to non-employee Directors. Any awards will be subject to the limitations of the 2020 Stock Incentive Plan (to the extent approved by our stockholders) as described in Proposal 5.

Two of the Company’s Directors have each entered into an Indemnification Agreement with the Company pursuant to which the Company shall indemnify the Director to the fullest extent authorized or permitted by applicable law in the event that the Director is involved in any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether brought by or in the right of the Company or by any other party and whether of a civil, criminal, administrative or investigative nature, by reason of the fact that the Director is or was a Director of the Company, or is or was serving at the request of the Company as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses, judgments, fines and penalties, provided that the Director shall not have been finally adjudged to have engaged in willful misconduct or to have acted in a manner which was knowingly fraudulent or deliberately dishonest, or had reasonable cause to believe that his or her conduct was unlawful.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board has reviewed and discussed the Company’s audited financial statements for Fiscal 2019 with the Company’s management.

The Audit Committee has discussed with BDO USA, LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee has received the written disclosures and the letter from BDO USA, LLP required by the applicable requirements of the PCAOB regarding BDO’s communications with the audit committee concerning independence. The Audit Committee discussed with BDO USA, LLP any matters and relationships that might impact BDO USA, LLP’s objectivity and independence and satisfied itself as to the independent registered public accounting firm’s independence. The Audit Committee also considered whether BDO USA, LLP’s provision of non-audit services to the Company is compatible with maintaining BDO USA, LLP’s independence.

Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2019 Annual Report.

AUDIT COMMITTEE
Jeffrey S. Wald, Chair
Jeffrey J. Fenton
Maria U. Molland

The information contained in the foregoing report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference into any of the Company’s previous or future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent specifically incorporated by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

OTHER INFORMATION

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Based solely on a review of reports filed with the SEC and written representations from certain reporting persons that no other reports were required, the Company believes that, during Fiscal 2019, its officers, directors and ten-percent stockholders complied with all applicable Section 16(a) filing requirements applicable to such individual, other than the inadvertent late Form 3 filing for John Whitenack with respect to his appointment as Chief Executive Officer of ModusLink on October 31, 2018, which was filed on January 7, 2019.

2019 Annual Report

The Company’s 2019 Annual Report (excluding exhibits) are being mailed concurrently with this Proxy Statement. These documents (including the financial statements and financial statement schedules) are also available without charge upon request from the Company. Requests for copies of the 2019 Annual Report should be sent to the Company’s Office of Investor Relations at Steel Connect, Inc., 1601 Trapelo Road, Suite 170, Waltham, Massachusetts 02451.

In addition, our financial reports and recent filings with the SEC are available at www.sec.gov and on our website at www.steelconnectinc.com. Information contained on our website is not part of this Proxy Statement.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy materials. This means that only one copy of our proxy materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of these documents to you if you write or call our Investor Relations Department at 1601 Trapelo Road, Suite 170, Waltham, Massachusetts 02451, or telephone: (212) 520-2300. If you want to receive separate copies of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address, email or telephone number.

Manner and Cost of Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to solicitation by mail, our directors, our executive officers and certain of our employees may, without additional compensation, solicit proxies by mail, in person, by telephone or other electronic means or by means of press release or other public statements.

We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Other Matters

The Board does not know of any other matter which may properly come before the Annual Meeting. If any other matters are properly presented to the Annual Meeting, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

Proposals of Stockholders for 2020 Annual Meeting and Nomination of Directors

Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company’s proxy statement and proxy card for the 2020 Annual Meeting must be submitted to the Secretary of the Company at Steel Connect, Inc., c/o Steel Partners, 590 Madison Avenue, 32nd Floor, NY, New York 10022 (attention: Secretary), no later than February 26, 2021. In addition, such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act.

If a stockholder of the Company wishes to present a proposal or nominate a director before the 2020 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company’s Proxy Statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice no earlier than March 25, 2021, and no later than April 24, 2021 (unless the Company’s 2020 Annual Meeting is held before June 23, 2021, or after September 21, 2021, in which case different deadlines are established by the Company’s Bylaws), and the stockholder must comply with the requirements of the Company’s Bylaws. If a stockholder fails to provide timely notice of a proposal to be presented at the 2020 Annual Meeting, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the 2020 Annual Meeting.

By Order of the Board of Directors,

/s/ Warren G. Lichtenstein
Warren G. Lichtenstein
Interim Chief Executive Officer, Executive Chairman of the Board and Director

Waltham, Massachusetts
June 26, 2020

APPENDIX I

PROPOSED FORM OF AMENDMENT TO
RESTATED CERTIFICATE OF INCORPORATION TO
IMPLEMENT THE DECLASSIFICATION OF THE BOARD OF DIRECTORS

CERTIFICATE OF AMENDMENT
OF THE
RESTATED CERTIFICATE OF INCORPORATION
OF
STEEL CONNECT, INC.

Steel Connect, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: That resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Restated Certificate of Incorporation of the Corporation and declaring said Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

SECOND: This Amendment to the Restated Certificate of Incorporation amends and restates Section 1 of Article SEVENTH to the Restated Certificate of Incorporation to read in its entirety as follows:

“Section 1. Number, Election and Terms of Directors.

Subject to the rights of the holders of any class or series of stock having a preference expressly vested in it by the provisions of Section 2 of Article FOURTH with respect to the Preferred Stock, the number of Directors of the Corporation shall be fixed by the By-Laws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the By-Laws, but in no case shall the number be less than three nor more than fifteen.

Until the 2021 annual meeting of stockholders, which will be held after the fiscal year ending July 31, 2020 (the “2021 Annual Meeting”), the Directors shall be divided into three classes, as nearly equal in number as possible: Class I (the directors or their successors who were elected for a three-year term at the 2018 annual meeting of stockholders held after the fiscal year ended July 31, 2018) (“Class I Directors”); Class II (the directors or their successors who were elected for a one-year term at the 2019 annual meeting of stockholders held after the fiscal year ended July 31, 2019) (the “Class II Directors”); and Class III (the directors or their successors who were elected for a three-year term at the 2017 annual meeting of stockholders held after the fiscal year ended July 31, 2017) (the “Class III Directors”).

Notwithstanding the foregoing, following the 2019 annual meeting of stockholders, held after the fiscal year ended July 31, 2019 (the “2019 Annual Meeting”), each of the Class II Directors shall serve a term expiring at the 2020 annual meeting of stockholders, which will be held after the fiscal year ending July 31, 2020 (the “2020 Annual Meeting”) and upon his or her successor having been duly elected and qualified or until his or her earlier death, resignation or removal (notwithstanding that prior to the effectiveness of this amended and restated Section 1 of Article SEVENTH, such Directors may have been elected for a term that extended beyond the date of the 2020 Annual Meeting); at the 2020 Annual Meeting, each of the Class III Directors, each with terms expiring at such meeting, shall be elected for a term expiring at the 2021 Annual Meeting and upon his or her successor having been duly elected and qualified or until his or her earlier death, resignation or removal; and at the 2021 Annual Meeting, each of the Class I Directors, Class II Directors and Class III Directors, each with terms expiring at the 2021 Annual Meeting, shall be elected for a term expiring at the next annual meeting of stockholders and upon his or her successor having been duly elected and qualified or until his or her earlier death, resignation or removal. The Board of Directors shall cease to be classified as provided in Section 141(d) of the General Corporation Law of the State of Delaware following the completion of the term of the Class I Directors with terms expiring at the 2021 Annual Meeting.

At each succeeding annual meeting of the stockholders of the Corporation the successors of the class of Directors whose term expires at that meeting shall be elected by plurality vote of all votes cast.

A-I-1

Until the 2021 Annual Meeting, directors are removable only for cause pursuant to Section 4 of this Article SEVENTH. From and after the 2021 Annual Meeting, directors may be removed with or without cause pursuant to Section 4 of this Article SEVENTH.”

THIRD: The foregoing amendment shall be effective as of [•] p.m. Eastern Time on [•], 20[•].

FOURTH: That, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by applicable law was voted in favor of the Amendment.

FIFTH: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature Page Follows]

A-I-2

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Restated Certificate of Incorporation to be executed on this ___ day of ____________, 20___.

STEEL CONNECT, INC.
By:
Name:
Title:

A-I-3

APPENDIX II

PROPOSED FORM OF STEEL CONNECT, INC. 2020 STOCK INCENTIVE PLAN

STEEL CONNECT INC.

2020 STOCK INCENTIVE COMPENSATION PLAN

1. Establishment; Effective Date; Purposes; and Duration.

(a) Establishment of the Plan; Effective Date. Steel Connect Inc., a Delaware corporation (the “Company”), hereby establishes this incentive compensation plan to be known as the “Steel Connect Inc. 2020 Stock Incentive Compensation Plan,” as amended from time to time (the “Plan”). The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, Other Cash Based-Awards and Dividend Equivalents. The Plan shall become effective upon the date on which the Plan is approved by the affirmative vote of the holders of a majority of the Shares which are present or represented and entitled to vote and voted at a meeting (the “Effective Date”), which approval must occur within the period ending twelve (12) months before or after June 12, 2020, the date the Plan was adopted by the Board. If the Plan is not so approved by the stockholders of the Company, then the Plan will be null and void in its entirety. The Plan shall remain in effect as provided in Section 1(c) of the Plan. Capitalized but undefined terms shall have the meaning set forth in Section 2 of the Plan.

(b) Purposes of the Plan. The purposes of the Plan are: (i) to enhance the Company’s and the Affiliates’ ability to attract highly qualified personnel; (ii) to strengthen the Company’s and the Affiliates’ retention capabilities; (iii) to enhance the long-term performance and competitiveness of the Company and the Affiliates; and (iv) to align the interests of Participants with those of the Company’s stockholders. To accomplish such purposes, the Plan provides that the Company may grant Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, Other Cash Based-Awards and Dividend Equivalents.

(c) Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Section 15. However, in no event may an Award be granted under the Plan on or after ten (10) years from the Effective Date.

2. Definitions.

Certain terms used herein have the definitions given to them in the first instance in which they are used. In addition, for purposes of the Plan, the following terms are defined as set forth below:

(a) “Affiliate” means (i) any Subsidiary; (ii) any Person that directly or indirectly controls, is controlled by or is under common control with the Company; and/or (iii) to the extent provided by the Committee, any Person in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

(b) “Annual Meeting” means the annual meeting of stockholders of the Company.

(c) “Applicable Exchange” means the NASDAQ Stock Market or such other securities exchange or inter-dealer quotation system as may at the applicable time be the principal market for the Common Stock.

(d) “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Other Stock-Based Awards, Other Cash-Based Awards and Dividend Equivalents.

(e) “Award Agreement” means either: (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan, (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof, or (c) a compensation program document setting forth the terms and provisions

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applicable to an Award granted under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(f) “Board” or “Board of Directors” means the Board of Directors of the Company.

(g) “Cause” means a Participant’s (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance or the relationship the Company has with its customers, (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of his or her employment or other service; (iii) alcohol abuse or use of controlled drugs other than in accordance with a physician’s prescription; (iv) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (vi) below) to the Company or its Affiliates (other than due to a Disability), which refusal, if curable, is not cured within fifteen (15) days after delivery of written notice thereof; (v) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within fifteen (15) days after the delivery of written notice thereof; or (vi) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

(h) “Change of Control” means the occurrence of any of the following events:

(i) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company or any of its Affiliates, (B) any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its Affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an entity owned, directly or indirectly, by the unitholders of the Company in substantially the same proportions as their ownership of Units) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, by way of merger, consolidation, recapitalization, reorganization or otherwise, of fifty percent (50%) or more of the total voting power of the then outstanding voting securities of the Company;

(ii) during any period of two (2) consecutive years, individuals who, at the beginning of such period, constitute the Board of Directors of the Company and any new Director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

(iii) the consummation of a merger or consolidation of the Company with any other company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

(iv) the consummation of a plan of complete liquidation of the Company or the sale or disposition by the Company of all or substantially all the Company’s assets; or

(v) any other event specified as a “Change of Control” in an applicable Award Agreement.

Notwithstanding the foregoing, if a Change of Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (i), (ii), (iii), (iv), or (v) with respect to such Award (or portion thereof) shall only constitute a Change of Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

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(i) “Code” means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time, including rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

(j) “Committee” means the Organization and Compensation Committee of the Board or such other committee designated by the Board to administer the Plan.

(k) “Common Stock” means $.01 par value common stock of the Company. In the event of any adjustment pursuant to Section 4(d), the stock or security resulting from such adjustment shall be deemed to be Common Stock within the meaning of the Plan.

(l) “Consultant” means a consultant, advisor or other independent contractor who is a natural person and performs services for the Company or an Affiliate in a capacity other than as an Employee or Director and that qualifies as a consultant under the applicable rules of the Commission for registration of Shares on a Form S-8 Registration Statement.

(m) “Director” means any individual who is a member of the Board of Directors of the Company.

(n) “Disability” means a (i) “Disability” as defined in the applicable Award Agreement, or any employment or service agreement with the Company or an Affiliate, to which the Participant is a party, (ii) if clause (i) does not apply, (A) permanent and total disability as determined under the Company’s or an Affiliate’s long-term disability plan without regard to whether the Participant is eligible to participate in such long-term disability plan, or (B) or, in the absence of such a plan, the complete and permanent inability of the Participant by reason of illness or accident to perform the duties of the occupation at which the Participant was employed or served when such disability commenced. Any determination of whether Disability exists where the Participant is not eligible to participate in the long-term disability plan or in the absence of a long-term disability plan shall be made by the Company (or its designee) in its sole and absolute discretion. Notwithstanding the foregoing, (a) for purposes of Incentive Stock Options granted under the Plan, “Disability” means that the Participant is disabled within the meaning of Section 22(e)(3) of the Code, and (b) with respect to an Award that is subject to Section 409A of the Code where the payment or settlement of the Award will be made as a result of the Participant’s Disability, solely for purposes of determining the timing of payment, no such event will constitute a Disability for purposes of the Plan or any Award Agreement unless such event also constitutes a “disability” as defined under Section 409A of the Code.

(o) “Dividend Equivalent” means a right to receive the equivalent value (in cash or Shares) of ordinary dividends that would otherwise be paid on the Shares subject to an Award that is a full-value award but that have not been issued or delivered, awarded under Section (f).

(p) “Effective Date” shall have the meaning ascribed to such term in Section 1(a).

(q) “Eligible Individual” means any Employee, Non-Employee Director or Consultant, and any prospective Employee and Consultant who has accepted an offer of employment or consultancy from the Company or any Affiliate.

(r) “Employee” means any person designated as an employee of the Company and/or an Affiliate on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company or an Affiliate as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company and/or an Affiliate without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company and/or an Affiliate during such period. For the avoidance of doubt, a Director who would otherwise be an “Employee” within the meaning of this Section 2(r) shall be considered an Employee for purposes of the Plan.

(s) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

(t) “Fair Market Value” means, if the Common Stock is listed on a national securities exchange, as of any given date, the closing price of a Share on the Applicable Exchange on which the shares of Common Stock are then traded, as reported by the Wall Street Journal or such other source as the Committee may select, on such date, or if Shares were not traded on the Applicable Exchange on such measurement date or if the closing price is not reported in the

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Wall Street Journal on such measurement date, then on the next preceding date on which the Applicable Exchange was open for trading, all as reported by the Wall Street Journal or such other source as the Committee may select. If the Common Stock is not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion. Notwithstanding the foregoing, the determination of fair market value in all cases shall be in accordance with the requirements set forth under Section 409A of the Code to the extent necessary for an Award to comply with, or be exempt from, Section 409A of the Code. Notwithstanding the foregoing, for purposes other than determining the Option Price or a Grant Price, Fair Market Value means, as of any date, the fair market value of a share of Common Stock, as reasonably determined by the Company, which may include, without limitation, the closing sales price on the trading day immediately prior to or on such date, or a trailing average of previous closing prices prior to such date.

(u) “Fiscal Year” means the calendar year, or such other consecutive twelve (12)-month period as the Committee may select.

(v) “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Section 7.

(w) “Good Reason” means in connection with a Termination of Service by a Participant within two (2) years following a Change of Control, (a) a material adverse alteration in the Participant’s position or in the nature or status of the Participant’s responsibilities from those in effect immediately prior to the Change of Control, or (b) any material reduction in the Participant’s base salary rate or target annual bonus, in each case as in effect immediately prior to the Change of Control, or (c) the relocation of the Participant’s principal place of employment to a location that is more than fifty (50) miles from the location where the Participant was principally employed at the time of the Change of Control or materially increases the time of the Participant’s commute as compared to the Participant’s commute at the time of the Change of Control (except for required travel on the Company’s or its Affiliate’s business to an extent substantially consistent with the Participant’s customary business travel obligations in the ordinary course of business prior to the Change of Control).

In order to invoke a Termination of Service for Good Reason, a Participant must provide written notice to the Company or the employer Affiliate with respect to which the Participant is employed or providing services of the existence of one or more of the conditions constituting Good Reason within ninety (90) days following the Participant’s knowledge of the initial existence of such condition or conditions, specifying in reasonable detail the conditions constituting Good Reason, and the Company or employer Affiliate, as applicable, shall have thirty (30) days following receipt of such written notice (the “Cure Period”) during which it may remedy the condition. In the event that the Company or the employer Affiliate fails to remedy the condition constituting Good Reason during the applicable Cure Period, the Participant’s “separation from service” (within the meaning of Section 409A of the Code) must occur, if at all, within sixty (60) days following the end of the Cure Period in order for such termination as a result of such condition to constitute a Termination of Service for Good Reason. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “good reason,” then with respect to such Participant, “Good Reason” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

(x) “Grant Date” means the later of (i) the date on which the Committee (or its designee) by resolution, written consent or other appropriate action selects an Eligible Individual to receive a grant of an Award, determines the number of Shares or other amount to be subject to such Award and, if applicable, determines the Option Price or Grant Price of such Award, if any, or (ii) the date designated as the “Grant Date” by the Committee by resolution, written consent or other appropriate action in connection with the approval of the Award.

(y) “Grant Price” means the price established as of the Grant Date of a SAR pursuant to Section 7 used to determine whether there is any payment due upon exercise of the SAR.

(z) “Incentive Stock Option” or “ISO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Section 6 and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Section 422 of the Code.

(aa) “Insider” means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner (within the meaning of Section 13(d)-3 promulgated under the Exchange Act) of any class of the

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Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act.

(bb) “New Employer” means, after a Change of Control, a Participant’s employer, or any direct or indirect parent or any direct or indirect majority-owned subsidiary of such employer.

(cc) “Non-Employee Director” means a Director who is not an Employee.

(dd) “Nonqualified Stock Option” or “NQSO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Section 6 and which is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

(ee) “Notice” means notice provided by a Participant to the Company in a manner prescribed by the Committee.

(ff) “Option” or “Stock Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Section 6.

(gg) “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

(hh) “Other Stock-Based Award” means an equity-based or equity-related Award, other than an Option, SAR, Restricted Stock, Restricted Stock Unit or Dividend Equivalent, granted in accordance with the terms and conditions set forth in Section 9.

(ii) “Other Cash-Based Award” means a cash Award granted to a Grantee under Section 9 of the Plan, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

(jj) “Participant” means any Eligible Individual as set forth in Section 5 who holds one or more outstanding Awards.

(kk) “Performance Goals” means one or more goals established by the Committee, in its discretion, which shall be based upon the attainment of specific levels of individual performance, performance of the Company or one or more Affiliates, divisions, or operational units, or any combination of the foregoing, and which may include, but are not limited to, any (or a combination) of the following (all of which may be on an absolute or relative basis): (i) net earnings or net income (before or after interest, taxes and/or other adjustments); (ii) adjusted net income; (iii) basic or diluted earnings per share (before or after interest, taxes and/or other adjustments); (iv) reserve replacement; (v) book value per share; (vi) net revenue or revenue growth; (vii) sales; (viii) production; (ix) costs of production; (x) net interest margin; (xi) operating profit (before or after taxes); (xii) return on assets, sales, equity, capital, or revenue; (xiii) cash flow (including, but not limited to, operating cash flow and free cash flow); (xiv) capital expenditures; (xv) share price (including, but not limited to, growth measures and total shareholder return); (xvi) market capitalization; (xvii) working capital; (xviii) funds from operations; (xix) expenses ; (xx) margins; (xxi) operating efficiency; (xxii) measures of economic value added; (xxiii) asset quality; (xxiv) net asset value; (xxv) enterprise value; (xxvi) employee retention; (xxvii) objective measures of personal performance targets, goals or completion of projects; (xxviii) asset growth; (xxix) dividend yield; (xxx) product development, product market share, licensing, mergers, acquisitions, or sales of assets; (xxxi) objective safety metrics; (xxxii) regulatory body approval for commercialization of a product; (xxxiii) objective environmental, sustainability and governance-related measures; (xxxiv) improvement in financial ratings, (xxxv) objective goals relating to the balance sheet or income statement, or (xxxvi) such other objective goals established by the Committee, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(ll) “Period of Restriction” means the period of time during which Shares of Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture and/or other restrictions, or, as applicable, any performance period during which the Performance Goals are measured for purposes of determining whether the Performance Goals have been attained, and, in the case of Restricted Stock, the transfer of Shares of Restricted Stock is limited in some way, in each case in accordance with Section 8.

(mm) “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

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(nn) “Restricted Stock” means an Award of Shares granted to a Participant, subject to the applicable Period of Restriction, pursuant to Section 8.

(oo) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Shares or cash, subject to the applicable Period of Restriction, granted pursuant to Section 8.

(pp) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, or any successor rule, as the same may be amended from time to time.

(qq) “SEC” means the U.S. Securities and Exchange Commission.

(rr) “Securities Act” means the U.S. Securities Act of 1933, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

(ss) “Share” means a share of Common Stock (including any new, additional or different stock or securities resulting from any change in corporate capitalization as listed in Section 4(d)).

(tt) “Stock Appreciation Right” or “SAR” means an Award, granted alone (a “Freestanding SAR”) or in connection with a related Option (a “Tandem SAR”), designated as a SAR, pursuant to the terms of Section 7.

(uu) “Subsidiary” means any present or future corporation which is or would be a “subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Code.

(vv) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, options or other awards previously granted, or the right or obligation to grant future options or other awards, by a company acquired by the Company and/or an Affiliate or with which the Company and/or an Affiliate combines, or otherwise in connection with any merger, consolidation, acquisition of property or stock, or reorganization involving the Company or an Affiliate, including a transaction described in Code Section 424(a).

(ww) “Termination of Service” means the termination of the applicable Participant’s employment with, or performance of services for, the Company or any Affiliate under any circumstances, as determined by the Committee. Unless otherwise determined by the Committee (and subject to the limitations applicable to ISOs under the Code), a Termination of Service shall not be considered to have occurred in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to an applicable Company or Affiliate policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (v) transfers between locations of the Company or between or among the Company and/or an Affiliate or Affiliates. Unless otherwise provided in an Award Agreement, changes in status between service as an Employee, Director, and a Consultant will not constitute a Termination of Service if the individual continues to perform bona fide services for the Company or an Affiliate (subject to the limitations applicable to ISOs under the Code). The Committee shall have the discretion to determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided, however, that, in the absence of such determination or applicable provisions in an Award Agreement, vesting for all Awards shall be tolled during any such unpaid leave (but not for a paid leave), subject to applicable laws.

3. Administration.

(a) General. The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including establishing procedures to be followed by the Committee, but excluding matters which under any applicable law, regulation or rule, including any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), are required to be determined in the sole discretion of the Committee. If and to the extent that the Committee does not exist or cannot function, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee, subject to the limitations set forth in the immediately preceding sentence.

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(b) Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. At such time as the Common Stock is required to be registered under Section 12 of the Exchange Act, in the discretion of the Board, a Committee may consist solely of two or more non-employee directors within the meaning of Rule 16b-3. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Insiders, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more non-employee directors within the meaning of Rule 16b-3. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not non-employee directors within the meaning of Rule 16b-3 the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. In addition, each member of the Committee shall be an “independent director” under the rules of the stock exchange on which the Company’s shares of Common Stock are listed.

(c) Authority of the Committee. The Committee shall have full discretionary authority to grant, pursuant to the terms of the Plan, Awards to those individuals who are eligible to receive Awards under the Plan. Except as limited by law or by the Certificate of Incorporation or By-Laws of the Company, and subject to the provisions herein, the Committee shall have full power, in accordance with the other terms and provisions of the Plan, to:

(i) select Eligible Individuals who may receive Awards under the Plan and become Participants;

(ii) determine eligibility for participation in the Plan and decide all questions concerning eligibility for, and the amount of, Awards under the Plan;

(iii) determine the sizes and types of Awards;

(iv) determine the terms and conditions of Awards;

(v) grant Awards as an alternative to, or as the form of payment for grants or rights earned or payable under, other bonus or compensation plans, arrangements or policies of the Company or an Affiliate;

(vi) grant Substitute Awards on such terms and conditions as the Committee may prescribe, subject to compliance with the ISO rules under Code Section 422 and the nonqualified deferred compensation rules under Code Section 409A, where applicable;

(vii) make all determinations under the Plan concerning Termination of Service of any Participant’s employment or service with the Company or an Affiliate, including whether such Termination of Service occurs by reason of Cause, Good Reason, Disability, retirement or in connection with a Change of Control, and whether a leave constitutes a Termination of Service;

(viii) determine whether a Change of Control has occurred;

(ix) construe and interpret the Plan and any agreement or instrument entered into under the Plan, including any Award Agreement;

(x) establish and administer any terms, conditions, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Award;

(xi) establish and administer any Performance Goals in connection with any Awards, and applicable performance period, determine the extent to which any Performance Goals and/or other terms and conditions of an Award are attained or are not attained, and certify whether, and to what extent, any such Performance Goals and other material terms applicable to any Award were in fact satisfied;

(xii) construe any ambiguous provisions, correct any defects, supply any omissions and reconcile any inconsistencies in the Plan and/or any Award Agreement or any other instrument relating to any Awards;

(xiii) establish, adopt, amend, waive and/or rescind rules, regulations, procedures, guidelines, forms and/or instruments for the Plan’s operation or administration;

(xiv) make all valuation determinations relating to Awards and the payment or settlement thereof;

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(xv) grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Award, or accelerate the vesting or exercisability of any Award;

(xvi) amend or adjust the terms and conditions of any outstanding Award and/or adjust the number and/or class of shares of stock subject to any outstanding Award in accordance with the terms of the Plan;

(xvii) at any time and from time to time after the granting of an Award, specify such additional terms, conditions and restrictions with respect to such Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including terms, restrictions and conditions for compliance with applicable securities laws or listing rules, methods of withholding or providing for the payment of required taxes and restrictions regarding a Participant’s ability to exercise Options through a cashless (broker-assisted) exercise;

(xviii) establish any “blackout” period that the Committee in its sole discretion deems necessary or advisable; and

(xix) exercise all such other authorities, take all such other actions and make all such other determinations as it deems necessary or advisable for the proper operation and/or administration of the Plan.

(d) Award Agreements. The Committee shall, subject to applicable laws and rules, determine the date an Award is granted. Each Award shall be evidenced by an Award Agreement; however, two or more Awards granted to a single Participant may be combined in a single Award Agreement. An Award Agreement shall not be a precondition to the granting of an Award; provided, however, that (i) the Committee may, but need not, require as a condition to any Award Agreement’s effectiveness, that such Award Agreement be executed on behalf of the Company and/or by the Participant to whom the Award evidenced thereby shall have been granted (including by electronic signature or other electronic indication of acceptance), and such executed Award Agreement be delivered to the Company, and (ii) no person shall have any rights under any Award unless and until the Participant to whom such Award shall have been granted has complied with the applicable terms and conditions of the Award. The Committee shall prescribe the form of all Award Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Award Agreements. Subject to the other provisions of the Plan, any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Award Agreement as supplemented or amended are not inconsistent with the provisions of the Plan. In the event of any dispute or discrepancy concerning the terms of an Award, the records of the Committee or its designee shall be determinative.

(e) Discretionary Authority; Decisions Binding. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. All determinations, decisions, actions and interpretations by the Committee with respect to the Plan and any Award Agreement, and all related orders and resolutions of the Committee shall be final, conclusive and binding on all Participants, the Company and its stockholders, any Affiliate and all persons having or claiming to have any right or interest in or under the Plan and/or any Award Agreement. The Committee shall consider such factors as it deems relevant to making or taking such decisions, determinations, actions and interpretations, including the recommendations or advice of any Director or officer or employee of the Company, any director, officer or employee of an Affiliate and such attorneys, consultants and accountants as the Committee may select. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.

(f) Attorneys; Consultants. The Committee may consult with counsel who may be counsel to the Company. The Committee may, with the approval of the Board, employ such other attorneys and/or consultants, accountants, appraisers, brokers, agents and other persons, any of whom may be an Eligible Individual, as the Committee deems necessary or appropriate. The Committee, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. The Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.

(g) Delegation of Administration. Except to the extent prohibited by applicable law, including any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under

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this Section 3 to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Section 3 to any person or persons selected by it; provided, however, that the Committee may not (i) delegate to any executive officer of the Company or an Affiliate, or a committee that includes any such executive officer, the Committee’s authority to grant Awards, or the Committee’s authority otherwise concerning Awards, awarded to executive officers of the Company or an Affiliate; (ii) delegate the Committee’s authority to grant Awards to consultants unless any such Award is subject to approval by the Committee; or (iii) delegate its authority to correct defects, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this Section 3(g) shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

4. Shares Subject To The Plan.

(a) Number of Shares Available for Grants. Shares subject to the Plan may be authorized and unissued Shares (which will not be subject to preemptive rights), Shares held in treasury by the Company, Shares purchased on the open market or by private purchase or any combination of the foregoing. Subject to adjustment as provided in Sections 4(b) and 4(d), the total number of Shares that may be granted pursuant to Awards under the Plan shall be: (i) 4,945,000 Shares; plus (ii) any Shares that remain available for issuance under the Steel Connect, Inc. 2010 Incentive Award Plan, as amended on April 12, 2018 (the “Prior Plan”) as of the Effective Date, which shall not exceed 4,068,143 Shares; plus (iii) any Shares underlying outstanding awards under the Prior Plan which after the Effective Date are forfeited or lapse unexercised or are settled in cash and are not issued under the Prior Plan for any reason, which shall not exceed 1,060,523 Shares. From and after the Effective Date, no further grants or awards shall be made under the Prior Plan; however, grants or awards made under the Prior Plan before the Effective Date shall continue in effect in accordance with their terms.

(b) Rules for Calculating Shares Granted.

(i) For purposes of this Section 4, the number of Shares available for grant under the Plan shall be reduced by (or added back as) one (1) Share for each Share subject to an Award.

(ii) Shares underlying Awards that are forfeited (including any Shares subject to an Award that are repurchased by the Company due to failure to meet any applicable condition), cancelled, terminated or expire unexercised or are otherwise settled without delivery to the Participant of the full number of Shares to which the Award related or that are otherwise settled in cash shall be available for grant pursuant to future Awards under the Plan, including up to1,060,523 Shares subject to any outstanding Award under the Prior Plan that is so forfeited, cancelled, terminated or expired after the Effective Date.

(iii) Any Shares withheld or tendered to pay the Option Price of an Option or other purchase price of an Award, or withholding tax obligations with respect to an Option, SAR, or Other Stock-Based Award, the payment amount of which is based on the appreciation of the underlying Shares between the Grant Date and the exercise date and not based on the full value of the Shares on the exercise date shall not be available for grant pursuant to future Awards. For the avoidance of doubt, Shares tendered or withheld to satisfy withholding tax obligations with respect to Restricted Stock Units, Restricted Stock, Other Stock-Based Awards or Other Cash-Based Awards that constitute full-value Awards (or Awards other than Options or SARs granted under the Prior Plan) shall not reduce the number of Shares available for grant and shall be added to the Shares available for future Awards under the Plan.

(iv) Upon the exercise of a Stock Appreciation Right in Shares, the share reserve set forth in Section 4(a) shall be reduced by the gross number of Shares as to which such a Stock Appreciation Right is exercised.

(v) Shares purchased on the open market with the cash proceeds from the exercise of Options shall not be added to the Shares available for grant pursuant to future Awards.

(vi) Any Shares delivered under the Plan upon exercise or satisfaction of Substitute Awards shall not reduce (or be added back to) the Shares available for grant under the Plan; provided, however, that the total number of Shares that may be granted pursuant to Incentive Stock Options under the Plan shall be 4,945,000 Shares, as adjusted pursuant to Section 4(d).

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(c) Non-Employee Director Award Limits. The maximum aggregate Grant Date Fair Value (computed as of the Grant Date in accordance with applicable financial accounting rules) of all Awards made to any Non-Employee Director under the Plan in any Fiscal Year, taken together with any cash payments (including the annual retainer and any other compensation) paid or payable to such Non-Employee Director, in respect of the Non-Employee Director’s service as a member of the Board during such Fiscal Year, shall not exceed $500,000 in total value for each Non-Employee Directors. For the avoidance of doubt, any compensation that is deferred shall be counted toward this limit for the year in which it was first earned, and not when paid or settled if later. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.

(d) Adjustment Provisions. Notwithstanding any other provisions of the Plan to the contrary, in the event of (i) any dividend (excluding any ordinary dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-offs, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, or other similar corporate transaction or event that affects the shares of Common Stock, or (ii) any unusual or nonrecurring events affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including any or all of the following:

(i) adjusting any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan and (B) the terms of any outstanding Award, including (1) the number of Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Option Price or Grant Price with respect to any Award or (3) any applicable Performance Goals;

(ii) providing for a substitution or assumption of Awards by a New Employer which, if such transaction is a Change of Control, must comply with Section 14(a) of the Plan, accelerating the exercisability of, lapse of restrictions (including any Period of Restriction) on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii) cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which, if applicable, shall be based upon the price per Share received or to be received by other stockholders of the Company in such event), including, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Option Price or Grant Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Option Price or Grant Price equal to, or in excess of, the Fair Market Value of a Share may be canceled and terminated without any payment or consideration therefor);

provided, however, that in the case of any “equity restructuring” (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (or any successor pronouncement)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. The Committee shall determine any adjustment pursuant to this Section 4(d): (i) after taking into account, among other things, to the extent applicable, the provisions of the Code applicable to Incentive Stock Options and (ii) subject to Section 18(i)(vi). Any adjustments under this Section 4(d) shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act, to the extent applicable or otherwise result in a violation of Section 409A of the Code. Any actions or determinations of the Committee under this Section 4(d) need not be uniform as to all outstanding Awards, nor treat all Participants identically. Notice of any adjustment shall be given by the Company to each Participant with an Award which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan. All determinations of the Committee as to adjustments, if any, under this Section 4(d) shall be conclusive and binding for all purposes.

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(e) No Limitation on Corporate Actions. The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Company or any Affiliate to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or business structure, any merger or consolidation, any issuance of debt, preferred or prior preference stock ahead of or affecting the Shares, additional shares of capital stock or other securities or subscription rights thereto, any dissolution or liquidation, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

5. Eligibility and Participation.

(a) Eligibility. Eligible Individuals shall be eligible to become Participants and receive Awards in accordance with the terms and conditions of the Plan, subject to the limitations on the granting ISOs set forth in Sections 4(b)(vi) and 6(i).

(b) Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select Participants from all Eligible Individuals and shall determine the nature and amount of each Award.

6. Stock Options.

(a) Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number (subject to Section 4), and upon such terms, and at any time and from time to time as shall be determined by the Committee.

(b) Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which the Option shall become exercisable and such other provisions as the Committee shall determine, which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO. To the extent that any Option does not qualify as an ISO (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate NQSO.

(c) Option Price. The Option Price for each Option shall be determined by the Committee and set forth in the Award Agreement; provided that, subject to Section 6(i)(iii), the Option Price of an Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such Option; provided further, that Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4(d), in the form of stock options, shall have an Option Price per Share that is intended to maintain the economic value of the Award that was replaced or adjusted, as determined by the Committee and in compliance with Code Sections 422 and 409A, as applicable.

(d) Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine as of the Grant Date and set forth in the Award Agreement; provided, however, that no Options shall be exercisable later than the tenth (10th) anniversary of its Grant Date.

(e) Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance determine and set forth in the Award Agreement, which need not be the same for each grant or for each Option or Participant. The Committee, in its discretion, may allow a Participant to exercise an Option that has not otherwise become exercisable pursuant to the applicable Award Agreement, in which case the Shares then issued shall be Shares of Restricted Stock having a Period of Restriction analogous to the exercisability provisions of the Option. In the event that any portion of an exercisable Option is scheduled to expire or terminate pursuant to the Plan or the applicable Award Agreement (other than due to Termination of Service for Cause) and both (x) the date on which such portion of the Option is scheduled to expire or terminate falls during a Company blackout trading period applicable to the Participant (whether such period is imposed at the election of the Company or is required by applicable law to be imposed) and (y) the Option Price per Share of such portion of the Option is less than the Fair Market Value of a Share, then on the date that such portion of the Option is scheduled to expire or terminate, such portion of the Option (to the extent not previously exercised by the Participant) shall, subject to applicable laws, be automatically exercised on behalf of the Participant through a “net exercise” (as described in Section 6(f)(iii)). The period of time over which a Nonqualified Stock Option may be exercised shall be automatically extended if on the scheduled expiration date or termination date (other than due to Termination of Service for Cause) of such Option the Participant’s exercise of such Option would

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violate an applicable law (except under circumstances described in the preceding sentence); provided, however, that during such extended exercise period the Option may only be exercised to the extent the Option was exercisable in accordance with its terms immediately prior to such scheduled expiration date or termination date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such Option first would no longer violate such law.

(f) Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, in a form specified or accepted by the Committee, or by complying with any alternative exercise procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for such Shares, which shall include applicable taxes, if any, in accordance with Section 16. The Option Price upon exercise of any Option shall be payable to the Company in full by cash, check or such cash equivalent as the Committee may accept. If approved by the Committee, and subject to any such terms, conditions and limitations as the Committee may prescribe and to the extent permitted by applicable law, payment of the Option Price, in full or in part, may also be made as follows:

(i) Payment may be made in the form of unrestricted and unencumbered Shares (by actual delivery of such Shares or by attestation) already owned by the Participant exercising such Option, or by such Participant and his or her spouse jointly (based on the Fair Market Value of the Common Stock on the date the Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of such already owned Shares may be authorized only as of the Grant Date of such Incentive Stock Option and provided further that such already owned Shares must have been either previously acquired by the Participant on the open market (or meet any such other requirements as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such Shares to pay the Option Price).

(ii) Payment may be made by means of a broker-assisted “cashless exercise” pursuant to which a Participant may elect to deliver a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of Share sale or loan proceeds necessary to pay the Option Price, and, if requested, the amount of any federal, state, local or non-United States withholding taxes.

(iii) Payment may be made by a “net exercise” pursuant to which the Participant instructs the Company to withhold a number of Shares otherwise deliverable to the Participant upon such exercise of the Option having an aggregate Fair Market Value on the date of exercise equal to the product of: (i) the Option Price multiplied by (ii) the number of Shares in respect of which the Option shall have been exercised, increased by the amount of any applicable withholding taxes.

(iv) Payment may be made by any other method approved or accepted by the Committee in its discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment in accordance with the preceding provisions of this Section 6(f) and satisfaction of tax obligations in accordance with Section 16, the Company shall deliver to the Participant exercising an Option, in the Participant’s name, evidence of book entry Shares, or, upon the Participant’s request, Share certificates, in an appropriate amount based upon the number of Shares purchased under the Option, subject to Section 20(g). Unless otherwise determined by the Committee, all payments under all of the methods described above shall be paid in United States dollars.

(g) Rights as a Stockholder. No Participant or other person shall become the beneficial owner of any Shares subject to an Option, nor have any rights to dividends or other rights of a stockholder with respect to any such Shares, until the Participant has actually received such Shares following exercise of his or her Option in accordance with the provisions of the Plan and the applicable Award Agreement.

(h) Termination of Service. Except as otherwise provided by Section 6(e) or in the applicable Award Agreement, an Option may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting of such Option and ending on the date of exercise of such Option the Participant is an Employee, Non-Employee Director or Consultant, and shall terminate immediately upon a Termination of Service of the Participant. An Option shall cease to become exercisable upon a Termination of

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Service of the holder thereof. Notwithstanding the foregoing provisions of this Section 6(h) to the contrary, the Committee may determine in its discretion that an Option may be exercised following any such Termination of Service, whether or not exercisable at the time of such Termination of Service.

(i) Limitations on Incentive Stock Options.

(i) General. No ISO shall be granted to any Eligible Individual who is not an Employee of the Company or a Subsidiary on the Grant Date of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an “incentive stock option” under Section 422 of the Code. Any ISO granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

(ii) $100,000 Per Year Limitation. Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan and any other “incentive stock option” plans of the Company, any Subsidiary and any “parent corporation” of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Participant during any calendar year with respect to Shares having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the Grant Date of the Option with respect to such Shares. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

(iii) Options Granted to Certain Stockholders. No ISO shall be granted to an individual otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the Grant Date of such Option, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or any “parent corporation” of the Company within the meaning of Section 424(e) of the Code. This restriction does not apply if at the Grant Date of such ISO the Option Price of the ISO is at least 110% of the Fair Market Value of a Share on the Grant Date of such ISO, and the ISO by its terms is not exercisable after the expiration of five years from such Grant Date.

7. Stock Appreciation Rights.

(a) Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant a SAR (i) in connection with, and at the Grant Date of, a related Option (a “Tandem SAR”), or (ii) independent of, and unrelated to, an Option (a “Freestanding SAR”). The Committee shall have complete discretion in determining the number of Shares to which a SAR pertains (subject to Section 4) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to any SAR.

(b) Grant Price. The Grant Price for each SAR shall be determined by the Committee and set forth in the Award Agreement, subject to the limitations of this Section 7(b). The Grant Price for each Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such Freestanding SAR, except in the case of Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4(d) and in compliance with the nonqualified deferred compensation rules under Code Section 409A, as applicable. The Grant Price of a Tandem SAR shall be equal to the Option Price of the related Option.

(c) Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR shall be exercisable only when and to the extent the related Option is exercisable and may be exercised only with respect to the Shares for which the related Option is then exercisable. A Tandem SAR shall entitle a Participant to elect, in the manner set forth in the Plan and the applicable Award Agreement, in lieu of exercising his or her unexercised related Option for all or a portion of the Shares for which such Option is then exercisable pursuant to its terms, to surrender such Option to the Company with respect to any or all of such Shares and to receive from the Company in exchange therefor a payment described in Section 7(g). An Option with respect to which a Participant has elected to exercise a Tandem SAR shall, to the extent of the Shares covered by such exercise, be canceled automatically and surrendered to the Company. Such Option shall thereafter remain exercisable according to its

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terms only with respect to the number of Shares as to which it would otherwise be exercisable, less the number of Shares with respect to which such Tandem SAR has been so exercised. Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the related ISO; (ii) the value of the payment with respect to the Tandem SAR may not exceed the difference between the Fair Market Value of the Shares subject to the related ISO at the time the Tandem SAR is exercised and the Option Price of the related ISO; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

(d) Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, in accordance with the Plan, determines and sets forth in the Award Agreement. In the event that any portion of an exercisable Freestanding SAR is scheduled to expire or terminate pursuant to the Plan or the applicable Award Agreement (other than due to Termination of Service for Cause) and both (x) the date on which such portion of the SAR is scheduled to expire or terminate falls during a Company blackout trading period applicable to the Participant (whether such period is imposed at the election of the Company or is required by applicable law to be imposed) that would otherwise prohibit exercise of such portion of the SAR and (y) the Grant Price per Share of such portion of the SAR is less than the Fair Market Value of a Share, then on the date that such portion of the SAR is scheduled to expire or terminate, such portion of the SAR (to the extent not previously exercised by the Participant) shall, subject to applicable laws, be automatically exercised on behalf of the Participant. The period of time over which a Freestanding SAR may be exercised shall be automatically extended if on the scheduled expiration date or termination date (other than due to Termination of Service for Cause) of such SAR the Participant’s exercise of such SAR would violate an applicable law (except under circumstances described in the preceding sentence); provided, however, that during such extended exercise period the SAR may only be exercised to the extent the SAR was exercisable in accordance with its terms immediately prior to such scheduled expiration date or termination date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such SAR first would no longer violate such law.

(e) Award Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the number of Shares to which the SAR pertains, the Grant Price, the term of the SAR, and such other terms and conditions as the Committee shall determine in accordance with the Plan.

(f) Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term of any Tandem SAR shall be the same as the related Option. However, in no event shall the term of a SAR exceed ten (10) years.

(g) Payment of SAR Amount. An election to exercise SARs shall be deemed to have been made on the date of Notice of such election to the Company. As soon as practicable following such Notice, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price of the SAR; by

(ii) The number of Shares with respect to which the SAR is exercised, after deduction of any tax withholding in accordance with Section 16.

Notwithstanding the foregoing provisions of this Section 7(g) to the contrary, the Committee may establish and set forth in the applicable Award Agreement a maximum amount per Share that will be payable upon the exercise of a SAR. At the discretion of the Committee, such payment upon exercise of a SAR shall be in cash, in Shares of equivalent Fair Market Value as of the date of such exercise, or in some combination thereof.

(h) Rights as a Stockholder. A Participant receiving a SAR shall have the rights of a stockholder only as to Shares, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.

(i) Termination of Service. Except as otherwise provided by Section 7(d) or in the applicable Award Agreement, a SAR may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting of such SAR and ending on the date of exercise of such SAR the Participant is an Employee, Non-Employee Director or Consultant, and shall terminate immediately upon a Termination of Service of the Participant. A SAR shall cease to become exercisable upon a Termination of Service of the holder thereof.

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Notwithstanding the foregoing provisions of this Section 7(i) to the contrary, the Committee may determine in its discretion that a SAR may be exercised following any such Termination of Service, whether or not exercisable at the time of such Termination of Service; provided, however, that in no event may a SAR be exercised after the expiration date of such SAR specified in the applicable Award Agreement, except as provided in Section 7(c) (in the case of Tandem SARs) or in Section 7(d) (in the case of Freestanding SARs).

8. Restricted Stock and Restricted Stock Units.

(a) Awards of Restricted Stock and Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Awards of Restricted Stock may be made with or without the requirement of a cash payment from the Participant to whom such Award is made in exchange for, or as a condition precedent to, the completion of such Award and the issuance of Shares of Restricted Stock, and any such required cash payment shall be set forth in the applicable Award Agreement. Subject to the terms and conditions of this Section 8 and the Award Agreement, upon delivery of Shares of Restricted Stock to a Participant, or creation of a book entry evidencing a Participant’s ownership of Shares of Restricted Stock, pursuant to Section 8(f), the Participant shall have all of the rights of a stockholder with respect to such Shares, subject to the terms and restrictions set forth in this Section 8 or the applicable Award Agreement or as determined by the Committee.

(b) Award Agreement. Each Restricted Stock and/or Restricted Stock Unit Award shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine in accordance with the Plan.

(c) Nontransferability of Restricted Stock. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, encumbered, alienated, hypothecated or otherwise disposed of until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement.

(d) Period of Restriction and Other Restrictions. The Period of Restriction applicable to an Award of Restricted Stock or Restricted Stock Units shall lapse based on a Participant’s continuing service or employment with the Company or an Affiliate, the achievement of Performance Goals, the satisfaction of other conditions or restrictions or upon the occurrence of other events, in each case, as determined by the Committee, at its discretion, and stated in the Award Agreement.

(e) Delivery of Shares and Settlement of Restricted Stock Units. Upon the expiration of the Period of Restriction with respect to any Shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such Shares, except as set forth in such Award Agreement. If applicable stock certificates are held by the Secretary of the Company or an escrow holder, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the Shares of Restricted Stock that have not then been forfeited and with respect to which the Period of Restriction has expired. Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Period of Restriction with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its discretion, elect to (i) pay cash or part cash and part Shares in lieu of delivering only Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Shares beyond the expiration of the Period of Restriction in accordance with Section 409A of the Code. If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the Fair Market Value of such Shares as of the date on which the Period of Restriction lapsed with respect to such Restricted Stock Units, less applicable tax withholdings in accordance with Section 16.

(f) Forms of Restricted Stock Awards. Each Participant who receives an Award of Shares of Restricted Stock shall be issued a stock certificate or certificates evidencing the Shares covered by such Award registered in the name of such Participant, which certificate or certificates shall bear an appropriate legend, and, if the Committee determines that the Shares of Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending expiration of the Period of Restriction, the Committee may require the Participant to additionally execute and deliver to the Company: (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) an appropriate stock power (endorsed in blank) with respect to such Shares of Restricted Stock. The Committee may

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require a Participant who receives a certificate or certificates evidencing a Restricted Stock Award to immediately deposit such certificate or certificates, together with a stock power or other appropriate instrument of transfer, endorsed in blank by the Participant, with signatures guaranteed in accordance with the Exchange Act if required by the Committee, with the Secretary of the Company or an escrow holder as provided in the immediately following sentence. The Secretary of the Company or such escrow holder as the Committee may appoint shall retain physical custody of each certificate representing a Restricted Stock Award until the Period of Restriction and any other restrictions imposed by the Committee or under the Award Agreement with respect to the Shares evidenced by such certificate expire or shall have been removed. The foregoing to the contrary notwithstanding, the Committee may, in its discretion, provide that a Participant’s ownership of Shares of Restricted Stock prior to the lapse of the Period of Restriction or any other applicable restrictions shall, in lieu of such certificates, be evidenced by a “book entry” (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of the Participant who has received such Award. Such records of the Company or such agent shall, absent manifest error, be binding on all Participants who receive Restricted Stock Awards evidenced in such manner. The holding of Shares of Restricted Stock by the Company or such an escrow holder, or the use of book entries to evidence the ownership of Shares of Restricted Stock, in accordance with this Section 8(f), shall not affect the rights of Participants as owners of the Shares of Restricted Stock awarded to them, nor affect the restrictions applicable to such shares under the Award Agreement or the Plan, including the Period of Restriction.

(g) Rights as a Stockholder.

(i) Restricted Stock. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock shall have the right to exercise full voting rights with respect to those Shares during the Period of Restriction. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be credited with any cash dividends paid with respect to such Shares while they are so held, unless determined otherwise by the Committee and set forth in the Award Agreement and such cash dividends shall be subject to the same terms and conditions, including the Period of Restriction, as relates to the original Shares of Restricted Stock. Restricted Stock that vests based on the achievement of Performance Goals shall not be paid until and to the extent the award is earned. The Committee may apply any additional restrictions to such dividends that the Committee deems appropriate. In the event of (A) any adjustment as provided in Section 4(d), or (B) any shares or securities are received as a dividend, or an extraordinary dividend is paid in cash, on Shares of Restricted Stock, any new or additional Shares or securities or any extraordinary dividends paid in cash received by a recipient of Restricted Stock shall be subject to the same terms and conditions, including the Period of Restriction, as relate to the original Shares of Restricted Stock.

(ii) Restricted Stock Units. A Participant receiving Restricted Stock Units shall have the rights of a stockholder only as to Shares, if any, actually issued to such Participant upon expiration of the Period of Restriction and satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.

(h) Termination of Service. Except as otherwise provided in this Section 8(h), during the Period of Restriction, any Restricted Stock Units and/or Shares of Restricted Stock held by a Participant shall be forfeited and revert to the Company (or, if Shares of Restricted Sock were sold to the Participant, the Participant shall be required to resell such Shares to the Company at cost) upon the Participant’s Termination of Service or the failure to meet or satisfy any applicable Performance Goals or other terms, conditions and restrictions to the extent set forth in the applicable Award Agreement. Each applicable Award Agreement shall set forth the extent to which, if any, the Participant shall have the right to retain Restricted Stock Units and/or Shares of Restricted Stock, then subject to the Period of Restriction, following such Participant’s Termination of Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for, or circumstances of, such Termination of Service.

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9. Other Stock Based-Awards and Other Cash Based-Awards.

(a) Other Stock-Based Awards. The Committee may grant types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares), in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Other Stock-Based Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares. The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

(b) Other Cash-Based Awards. The Committee may grant a cash Award granted to a Participant not otherwise described by the terms of the Plan, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

(c) Value of Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee, and each Other Cash-Based Awards shall be shall be expressed in terms of cash, as determined by the Committee. The Committee may establish Performance Goals in its discretion, and any such Performance Goals shall be set forth in the applicable Award Agreement. If the Committee exercises its discretion to establish Performance Goals, the number and/or value of Other Stock-Based Awards or Other Cash-Based Awards that will be paid out to the Participant will depend on the extent to which such Performance Goals are met.

(d) Payment of Awards. Payment, if any, with respect to an Other Stock-Based Award or Other Cash-Based Award shall be made in accordance with the terms of the Award, as set forth in the Award Agreement, in cash, Shares or a combination of cash and Shares, as the Committee determines.

(e) Rights as a Stockholder. A Participant receiving an Other Stock-Based Award shall have the rights of a stockholder only as to Shares, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant and any dividend or Dividend Equivalents shall be subject to forfeiture to the same extent as the Shares subject to the Other Stock-Based Award.

(f) Termination of Service. The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards or Other Cash-Based Awards following the Participant’s Termination of Service. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in the applicable Award Agreement, but need not be uniform among all Other Stock-Based Awards or Other Cash-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination of Service.

10. Dividend Equivalents. No adjustment shall be made in the Shares issuable or taken into account under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to issuance of such Shares under such Award. The Committee may grant Dividend Equivalents based on the dividends declared on Shares that are subject to any Award (other than an Option or Stock Appreciation Right), including any Award the payment or settlement of which is deferred pursuant to Section 20(d). Any Award of Dividend Equivalents may be credited as of the dividend payment dates, during the period between the Grant Date of the Award and the date the Award becomes payable or terminates or expires, as determined by the Committee; however, Dividend Equivalents shall not be payable unless and until the Award becomes payable, and shall be subject to forfeiture to the same extent as the underlying Award. Dividend Equivalents may be subject to any additional limitations and/or restrictions determined by the Committee. Dividend Equivalents shall be payable in cash, Shares or converted to full-value Awards, calculated based on such formula, as may be determined by the Committee.

11. Minimum Vesting Requirement. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan shall not vest prior to one year from the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) Substitute Awards, (ii) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next Annual Meeting which is at least fifty (50) weeks after the immediately preceding year’s annual meeting; (iii) Shares delivered in lieu of fully vested cash Awards; and (iv) any other Awards with respect to an aggregate number of Shares subject to such Awards that does not exceed five percent (5%) of the available share

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reserve authorized for issuance under the Plan pursuant to Section 4 (subject to adjustment under Section 4(d)); and, provided, further, that the foregoing restriction shall not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, Disability or a Change of Control, in the terms of the Award Agreement or otherwise.

12. Transferability of Awards; Beneficiary Designation.

(a) Transferability of Incentive Stock Options. No ISO or Tandem SAR granted in connection with an ISO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or in accordance with Section 12(c). Further, all ISOs and Tandem SARs granted in connection with ISOs granted to a Participant shall be exercisable during his or her lifetime only by such Participant.

(b) All Other Awards. All Awards granted to a Participant under the Plan, and all rights with respect to such Awards, shall be exercisable or available during his or her lifetime only by or to such Participant. Except as otherwise provided in Section 12(c) or a Participant’s Award Agreement or otherwise determined at any time by the Committee, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability, subject to Section 12(a) and any applicable Period of Restriction; provided further, however, that no Award may be transferred for value or other consideration without first obtaining approval thereof by the stockholders of the Company. With respect to those Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment related to such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee. The terms of any Award transferred in accordance shall apply to the transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the transferee, except that (i) transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (ii) neither the Committee nor the Company shall be required to provide any notice to a transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (iii) the consequences of a Participant’s employment termination and other conditions under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that a Stock Option shall be exercisable by the transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement. In the event any Award is exercised by or otherwise paid to the executors, administrators, heirs or distributees of the estate of a deceased Participant, or such a Participant’s beneficiary, or the transferee of an Award, in any such case, pursuant to the terms and conditions of the Plan and the applicable Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Shares thereunder unless and until the Company is satisfied, as determined in the discretion of the Committee, that the person or persons exercising such Award, or to receive such payment, are the duly appointed legal representative of the deceased Participant’s estate or the proper legatees or distributees thereof or the named beneficiary of such Participant, or the valid transferee of such Award, as applicable. Any purported assignment, transfer or encumbrance of an Award that does not comply with this Section 12(b) shall be void and unenforceable against the Company.

(c) Beneficiary Designation. Each Participant may, from time to time, name any beneficiary or beneficiaries who shall be permitted to exercise his or her Option or SAR or to whom any benefit under the Plan is to be paid in case of the Participant’s death before he or she fully exercises his or her Option or SAR or receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, a Participant’s unexercised Option or SAR, or amounts due but remaining unpaid to such Participant, at the Participant’s death, shall be exercised or paid as designated by the Participant by will or by the laws of descent and distribution.

13. Rights of Participants.

(a) Rights or Claims. No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and any applicable Award Agreement. The liability of the Company and any Affiliate under the Plan is limited to the obligations expressly set forth in the Plan, and no term or provision of the Plan may be construed to impose any further or additional duties, obligations, or costs on the Company or any Affiliate thereof or

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the Board or the Committee not expressly set forth in the Plan. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award, or to all Awards, or as are expressly set forth in the Award Agreement evidencing such Award. Without limiting the generality of the foregoing, neither the existence of the Plan nor anything contained in the Plan or in any Award Agreement shall be deemed to:

(i) Give any Eligible Individual the right to be retained in the employment or service of the Company and/or an Affiliate, whether in any particular position, at any particular rate of compensation, for any particular period of time or otherwise;

(ii) Restrict in any way the right of the Company and/or an Affiliate to terminate, change or modify any Eligible Individual’s employment or service at any time with or without Cause;

(iii) Confer on any Eligible Individual any right of continued relationship with the Company and/or an Affiliate, or alter any relationship between them, including any right of the Company or an Affiliate to terminate, change or modify its relationship with an Eligible Individual;

(iv) Constitute a contract of employment or service between the Company or any Affiliate and any Eligible Individual, nor shall it constitute a right to remain in the employ or service of the Company or any Affiliate;

(v) Give any Eligible Individual the right to receive any bonus, whether payable in cash or in Shares, or in any combination thereof, from the Company and/or an Affiliate, nor be construed as limiting in any way the right of the Company and/or an Affiliate to determine, in its sole discretion, whether or not it shall pay any Eligible Individual bonuses, and, if so paid, the amount thereof and the manner of such payment; or

(vi) Give any Participant any rights whatsoever with respect to an Award except as specifically provided in the Plan and the Award Agreement.

(b) Adoption of the Plan. The adoption of the Plan shall not be deemed to give any Eligible Individual or any other individual any right to be selected as a Participant or to be granted an Award, or, having been so selected, to be selected to receive a future Award.

(c) Vesting. Notwithstanding any other provision of the Plan, a Participant’s right or entitlement to exercise or otherwise vest in any Award not exercisable or vested at the Grant Date thereof shall only result from continued services as a Non-Employee Director or Consultant or continued employment, as the case may be, with the Company or any Affiliate, or satisfaction of any other Performance Goals or other conditions or restrictions applicable, by its terms, to such Award, except, in each such case, as the Committee may, in its discretion, expressly determine otherwise.

(d) No Effects on Benefits; No Damages. Payments and other compensation received by a Participant under an Award are not part of such Participant’s normal or expected compensation or salary for any purpose, including calculating termination, indemnity, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments under any laws, plans, contracts, policies, programs, arrangements or otherwise.

(e) One or More Types of Awards. A particular type of Award may be granted to a Participant either alone or in addition to other Awards under the Plan.

14. Change of Control. In the event of a Change of Control, notwithstanding any provision of the Plan to the contrary, the Committee may, in its sole discretion, take any action with respect to all or any portion of a particular outstanding Award or Awards, including, but not limited to, the following:

(a) Alternative Awards. Unless otherwise set forth in an Award Agreement or other agreement between a Participant and the Company, the occurrence of a Change of Control will not itself result in the cancellation, acceleration of exercisability or vesting, lapse of any Period of Restriction or settlement or other payment with respect to any outstanding Award to the extent that the Committee determines in its discretion, prior to such Change of Control, that such outstanding Award shall be assumed, or new rights substituted therefor (such assumed or substituted Award being hereinafter referred to as an “Alternative Award”) by the New Employer, provided that any Alternative Award must:

(i) be based on securities that are traded on an established United States securities market, or which will be so traded within sixty (60) days following the Change of Control;

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(ii) provide the Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

(iii) have terms and conditions which provide that if the Participant incurs a Termination of Service from the New Employer due to Termination of Service by (A) the New Employer for any reason other than Cause, death or Disability; or (B) the Participant with Good Reason, in either case, prior to the second (2nd) anniversary of the Change of Control, any conditions on the Participant’s rights under, or any restrictions on transfer or exercisability applicable to, such Alternative Award shall be waived or shall lapse in full, and such Alternative Award shall become fully vested and exercisable, as the case may be, provided, however, if the exercise or vesting of any Award would otherwise be subject to the achievement of Performance Goals, the portion of such Award that shall become fully exercisable or vested shall be based on the achievement of an assumed level of performance (which may be actual, target or maximum performance), as determined by the Committee in its sole discretion or as otherwise provided in an applicable Award Agreement; and

(iv) not subject the Participant to the assessment of additional taxes under Section 409A of the Code.

(b) Awards not Assumed or Replaced.

(i) Unless otherwise set forth in an Award Agreement or other agreement between a Participant and the Company, in the event Section 14(a) does not apply, upon a Change of Control, the Committee may, in its sole discretion, take any action with respect to all or any portion of a particular outstanding Award or Awards, including, but not limited to, the following: (1) vest all outstanding Awards such that the Awards will become fully vested, nonforfeitable and, to the extent applicable, exercisable immediately prior to the Change of Control; provided, however, if the exercise or vesting of any Award would otherwise be subject to the achievement of Performance Goals, the portion of such Award that shall become fully exercisable or vested shall be based on the achievement of an assumed level of performance (which may be actual, target or maximum performance), as determined by the Committee in its sole discretion or as otherwise provided in an applicable Award Agreement; (2) adjust, convert, cash out, cancel and pay to the holders thereof (in cash or stock, or any combination thereof) the value of such Awards based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such Change of Control, (3) settle and/or terminate outstanding Awards as it deems appropriate and consistent with the Plan’s purposes; and (4) in the case of any Award with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change of Control, the Committee may cancel the Award without the payment of consideration therefor.

(ii) Payments. Payment of any amounts in accordance with this Section 14(b) shall be made in cash or, if determined by the Board or the Committee (as constituted prior to the Change of Control), in securities of the New Employer that are traded on an established United States securities market, or which will be so traded within sixty (60) days following the Change of Control, having an aggregate fair market value (as determined by the Committee) equal to such amount or in a combination of such securities and cash. All amounts payable hereunder shall be payable in full, as soon as reasonably practicable, but in no event later than ten (10) business days, following the Change of Control, subject to Section 2(h) hereof.

(c) Termination, Amendment, and Modifications of Change of Control Provisions. Notwithstanding any other provision of the Plan or any Award Agreement provision, the provisions of this Section 14 may not be terminated, amended, or modified on or after the date of a Change of Control to materially impair any Participant’s Award theretofore granted and then outstanding under the Plan without the prior written consent of such Participant.

(d) No Implied Rights; Other Limitations. No Participant shall have any right to prevent the consummation of any of the acts described in Section 4(d) or this Section 14 affecting the number of Shares available to, or other entitlement of, such Participant under the Plan or such Participant’s Award. Any actions or determinations of the Committee under this Section 14 need not be uniform as to all outstanding Awards, nor treat all Participants identically. Notwithstanding the foregoing provisions of this Section 14, the Committee shall determine the adjustments provided in this Section 14: (i) subject to Section 16(g)(vi), and (ii) after taking into account, among other things, to the extent applicable, the provisions of the Code applicable to Incentive Stock Options, and in no event may any ISO be exercised after ten (10) years from the Grant Date thereof.

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15. Amendment and Termination.

(a) Amendment and Termination of the Plan. The Board may, at any time and with or without prior notice, amend, alter, suspend or terminate the Plan, retroactively or otherwise, but no such amendment, alteration, suspension or termination of the Plan shall be made which would materially impair the previously accrued rights of any Participant with respect to a previously granted Award without such Participant’s consent, except any such amendment made to comply with applicable law, tax rules, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by any applicable law, tax rules, stock exchange rules or accounting rules.

(b) Amendment of Awards. Subject to the immediately following sentence, the Committee may unilaterally amend or alter the terms of any Award theretofore granted, including any Award Agreement, retroactively or otherwise, but no such amendment shall be inconsistent with the terms and conditions of the Plan or materially impair the previously accrued rights of the Participant to whom such Award was granted with respect to such Award without his or her consent, except such an amendment made to cause the Plan or such Award to comply with applicable law, tax rules, stock exchange rules or accounting rules. Except as provided in Section 4(d), the Committee shall not without the prior approval of the Company’s stockholders (i) amend the terms of an outstanding Option or SAR to reduce the Option Price or Grant Price thereof, (ii) cancel an Option or SAR when the Option Price or Grant Price exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change of Control), or (iii) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the Applicable Exchange.

16. Taxes.

(a) Tax Withholding. The Company and/or any Affiliate are authorized to withhold from any Award granted or payment due under the Plan the amount of all Federal, state, local and non-United States taxes due in respect of such Award or payment and take any such other action as may be necessary or appropriate, as determined by the Committee, to satisfy all obligations for the payment of such taxes. No later than the date as of which an amount first becomes includible in the gross income or wages of a Participant for federal, state, local, or non-U.S. tax purposes with respect to any Award, such Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, local or non-U.S. taxes or social security (or similar) contributions of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or satisfactory arrangements (as determined by the Committee in its discretion), and the Company and the Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant, whether or not under the Plan.

(b) Withholding or Tendering Shares. Without limiting the generality of Section 16(a), subject to any applicable laws, a Participant may (unless disallowed by the Committee) elect to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by: (i) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to his or her Award (provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy required Federal, state, local and non-United States withholding obligations using the maximum statutory withholding rates for Federal, state, local and/or non-U..S. tax purposes, including payroll taxes, that are applicable to supplemental taxable income), and/or (ii) tendering to the Company Shares already owned by such Participant (or by such Participant and his or her spouse jointly) and either previously acquired by the Participant on the open market at the time of exercise or payment (or which meet any such other requirements as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such Shares to satisfy such tax obligations), based, in each case, on the Fair Market Value of the Common Stock on the payment date as determined by the Committee. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for settlement of withholding obligations with Common Stock.

(c) Restrictions. The satisfaction of tax obligations pursuant to this Section 16 shall be subject to such restrictions as the Committee may impose, including any restrictions required by applicable law or the rules and

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regulations of the SEC, and shall be construed consistent with an intent to comply with any such applicable laws, rules and regulations.

(d) Special ISO Obligations. The Committee may require a Participant to give prompt written notice to the Company concerning any disposition of Shares received upon the exercise of an ISO within: (i) two (2) years from the Grant Date of such ISO to such Participant or (ii) one (1) year from the transfer of such Shares to such Participant or (iii) such other period as the Committee may from time to time determine. The Committee may direct that a Participant with respect to an ISO undertake in the applicable Award Agreement to give such written notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing Shares acquired by exercise of an ISO refer to such requirement to give such notice.

(e) Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to an Award as of the date of transfer of Shares rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall deliver a copy of such election to the Company upon or prior to the filing such election with the Internal Revenue Service. Neither the Company nor any Affiliate shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

(f) No Guarantee of Favorable Tax Treatment. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Code Section 409A, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Code Section 409A or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

(g) Nonqualified Deferred Compensation.

(i) Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

(ii) The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for payment or elective or mandatory deferral of the payment or delivery of Shares or cash pursuant thereto, and any rules regarding treatment of such Awards in the event of a Change of Control, shall be set forth in the applicable Award Agreement and shall be intended to comply in all respects with Section 409A of the Code, and the Plan and the terms and conditions of such Awards shall be interpreted and administered accordingly.

(iii) The Committee shall not extend the period to exercise an Option or Stock Appreciation Right to the extent that such extension would cause the Option or Stock Appreciation Right to become subject to Code Section 409A.

(iv) No Dividend Equivalents shall relate to Shares underlying an Option or SAR.

(v) The Company shall have complete discretion to interpret and construe the Plan and any Award Agreement in any manner that establishes an exemption from (or compliance with) the requirements of Code Section 409A. If for any reason, such as imprecision in drafting, any provision of the Plan and/or any Award Agreement does not accurately reflect its intended establishment of an exemption from (or compliance with) Code Section 409A, as demonstrated by consistent interpretations or other evidence of intent, such provision shall be considered ambiguous as to its exemption from (or compliance with) Code Section 409A and shall be interpreted by the Company in a manner consistent with such intent, as determined in the discretion of the Company. If, notwithstanding the foregoing provisions of this Section 16(g)(v), any provision of the Plan or any Award Agreement would cause a Participant to incur any additional tax or interest under Code Section 409A, the Company shall reform such provision in a manner intended to avoid the incurrence by such Participant of any such additional tax or interest to the extent practicable; provided that the Company shall

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maintain, to the extent reasonably practicable, the original intent and economic benefit to the Participant of the applicable provision without violating the provisions of Code Section 409A.

(vi) Notwithstanding the provisions of Section 4(d) to the contrary, (1) any adjustments made pursuant to Section 4(d) to Awards that are considered “deferred compensation” subject to Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (2) any adjustments made pursuant to Section 4(d) to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code; and (3) in any event, neither the Committee nor the Board shall have any authority to make any adjustments, substitutions or changes pursuant to Section 4(d) to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the Grant Date thereof to be subject to Section 409A of the Code.

(vii) Notwithstanding any other provision in the Plan, any Award Agreement or any other written document establishing the terms and conditions of an Award, if any Participant is a “specified employee,” within the meaning of Section 409A of the Code, as of the date of his or her “separation from service” (as defined under Section 409A of the Code), then, to the extent required by Treasury Regulation Section 1.409A-3(i)(2) (or any successor provision) in order to avoid the imposition of taxes thereunder, any payment of “deferred compensation” (as defined under Section 409A) made to such Participant on account of his or her separation from service shall not be made before a date that is six months after the date of his or her separation from service, or if earlier, upon death. The Committee may elect any of the methods of applying this rule that are permitted under Treasury Regulation Section 1.409A-3(i)(2)(ii) (or any successor provision).

17. Limits of Liability; Indemnification.

(a) Limits of Liability. Any liability of the Company or an Affiliate to any Participant with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

(i) None of the Company, any Affiliate, any member of the Board or the Committee or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

(ii) Each member of the Committee, while serving as such, shall be considered to be acting in his or her capacity as a director of the Company. Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

(iii) The Company shall not be liable to a Participant or any other person as to: (i) the non-issuance of Shares as to which the Company has been unable to obtain from any regulatory body having relevant jurisdictional authority deemed by the Committee or the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Award, or (iii) any tax, interest, or penalties any Participant or other person might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

(b) Indemnification. Subject to the requirements of Delaware law, each individual who is or shall have been a member of the Committee or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of the individual’s own willful misconduct or except as provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights

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of indemnification to which such individual may be entitled under the Company’s Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold harmless such individual.

18. Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

19. Forfeiture/Clawback. The Committee may, in its discretion, specify in an Award Agreement or a policy that will be deemed incorporated into an Award Agreement by reference (regardless of whether such policy is established before or after the date of such Award Agreement), that a Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, rescission or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting, restrictions or performance conditions of an Award. Such events may include, but shall not be limited to, Termination of Service with or without cause, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or restatement of the Company’s financial statements to reflect adverse results from those previously released financial statements, as a consequence of errors, omissions, fraud, or misconduct. Further, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of mistake in calculations or other administrative error), the Participant shall be required to repay any such excess amount to the Company.

20. Miscellaneous.

(a) Drafting Context; Captions. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. The words “Section,” and “paragraph” herein shall refer to provisions of the Plan, unless expressly indicated otherwise. The words “include,” “includes,” and “including” herein shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import, unless the context otherwise requires. The headings and captions appearing herein are inserted only as a matter of convenience. They do not define, limit, construe, or describe the scope or intent of the provisions of the Plan.

(b) Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(c) Exercise and Payment of Awards. An Award shall be deemed exercised or claimed when the Secretary of the Company or any other Company official or other person designated by the Committee for such purpose receives appropriate Notice from a Participant, in form acceptable to the Committee, together with payment of the applicable Option Price, Grant Price or other purchase price, if any, and compliance with Section 16, in accordance with the Plan and such Participant’s Award Agreement.

(d) Deferrals. Subject to applicable law, the Committee may from time to time establish procedures pursuant to which a Participant may defer on an elective or mandatory basis receipt of all or a portion of the cash or Shares subject to an Award on such terms and conditions as the Committee shall determine, including those of any deferred compensation plan of the Company or any Affiliate specified by the Committee for such purpose and in accordance with Section 409A of the Code.

(e) No Effect on Other Plans. Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Affiliate, or prevent or limit the right of the Company or any Affiliate to establish any other forms of incentives or compensation for their directors, officers, eligible employees or consultants or grant or assume options or other rights otherwise than under the Plan.

(f) Section 16 of Exchange Act. The provisions and operation of the Plan are intended to ensure that no transaction under the Plan is subject to (and not exempt from) the short-swing profit recovery rules of Section 16(b) of the Exchange Act. Unless otherwise stated in the Award Agreement, notwithstanding any other provision of the Plan, any Award granted to an Insider shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16(b) of the Exchange Act (including Rule 16b-3) that are requirements for the

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application of such exemptive rule, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such limitations.

(g) Requirements of Law; Limitations on Awards.

(i) The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(ii) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of Shares upon any securities exchange or under any state, Federal or non-United States law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares hereunder, the Company shall have no obligation to allow the grant, exercise or payment of any Award, or to issue or deliver evidence of title for Shares issued under the Plan, in whole or in part, unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

(iii) If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Award is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Affiliate under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to Shares or Awards and the right to exercise or payment of any Option or Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Affiliate.

(iv) Upon termination of any period of suspension under this Section 20(g), any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to the Shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Award.

(v) The Committee may require each person receiving Shares in connection with any Award under the Plan to represent and agree with the Company in writing that such person is acquiring such Shares for investment without a view to the distribution thereof, and/or provide such other representations and agreements as the Committee may prescribe. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the Shares purchasable or otherwise receivable by any person under any Award as it deems appropriate. Any such restrictions shall be set forth in the applicable Award Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

(vi) An Award and any Shares received upon the exercise or payment of an Award shall be subject to such other transfer and/or ownership restrictions and/or legending requirements as the Committee may establish in its discretion and may be referred to on the certificates evidencing such Shares, including restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

(h) Participants Deemed to Accept Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board, the Committee or the Company, in any case in accordance with the terms and conditions of the Plan.

(i) Governing Law. Except as to matters concerning the issuance of Shares or other matters of corporate governance, which shall be determined, and related Plan and Award provisions, which shall be construed, under the laws of the State of Delaware, the Plan and each Award Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise

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provided in the Award Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Colorado, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

(j) Plan Unfunded. The Plan shall be an unfunded plan for incentive compensation. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Shares or the payment of cash upon exercise or payment of any Award. Proceeds from the sale of Shares pursuant to Options or other Awards granted under the Plan shall constitute general funds of the Company. With respect to any payments not yet made to any person pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give such person any rights that are greater than those of a general creditor of the Company or any Affiliate, and a Participant’s rights under the Plan at all times constitute an unsecured claim against the general assets of the Company for the payment any amounts as they come due under the Plan. Neither the Participant nor the Participant’s duly-authorized transferee or beneficiaries shall have any claim against or rights in any specific assets, Shares, or other funds of the Company or any Affiliate.

(k) Administration Costs. The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Shares pursuant to any Options or other Awards granted hereunder.

(l) Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may nevertheless be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of the Applicable Exchange.

(m) No Fractional Shares. An Option or other Award shall not be exercisable, vested or settled, as applicable, with respect to a fractional Share. No fractional Shares shall be issued upon the exercise, vesting or settlement of an Option or other Award, as applicable.

(n) Affiliate Eligible Individuals. In the case of a grant of an Award to any Eligible Individual of an Affiliate, the Company may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to such Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that such Affiliate will transfer such Shares to such Eligible Individual in accordance with the terms and conditions of such Award and those of the Plan. The Committee may also adopt procedures regarding treatment of any Shares so transferred to an Affiliate that are subsequently forfeited or canceled.

(o) Data Protection. By participating in the Plan, each Participant consents to the collection, processing, transmission and storage by the Company, in any form whatsoever, of any data of a professional or personal nature which is necessary for the purposes of administering the Plan. The Company may share such information with any Affiliate, any trustee, its registrars, brokers, other third-party administrator or any person who obtains control of the Company or any Affiliate or any division respectively thereof.

(p) Right of Offset. The Company and the Affiliates shall have the right to offset against the obligations to make payment or issue any Shares to any Participant under the Plan, any outstanding amounts (including travel and entertainment advance balances, loans, tax withholding amounts paid by the employer or amounts repayable to the Company or any Affiliate pursuant to tax equalization, housing, automobile or other employee programs) such Participant then owes to the Company or any Affiliate and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement, in each case to the extent permitted by applicable law and not in violation of Code Section 409A.

(q) Participants Based Outside of the United States. The Committee may grant awards to Eligible Individuals who are non-United States nationals, or who reside outside the United States or who are not compensated from a payroll maintained in the United States or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and comply with such legal or regulatory provisions, and, in furtherance of such purposes, the Committee may make or establish such modifications, amendments, procedures or sub-plans as may be necessary or advisable to comply with such legal or regulatory requirements (including to maximize tax efficiency).

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STEEL CONNECT, INC 1601 TRAPELO ROAD, SUITE 170 WALTHAM, MA 02451 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 22, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/STCN2019 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 22, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D19781-P40026 KEEP THIS PORTION FOR YOUR RECORDS (DETACH AND RETURN THIS PORTION ONLY) THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. STEEL CONNECT, INC. For Withhold For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. All All Except The Board of Directors recommends you vote FOR the following: ___________________________________ 1. Election of Directors Nominees: 01) Jack L. Howard 02) Maria U. Molland The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. For Against Abstain 2. To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers. 3. To ratify the appointment of BDO, USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year. 4. To approve an amendment to the Company’s Certificate of Incorporation to declassify the Board. 5. To approve the 2020 Stock Incentive Compensation Plan. NOTE: To transact such other business that may properly come before the 2019 Annual Meeting of Stockholders and at any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ____________________________________ ____________________________________ Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report on Form 10-K and Form 10 K/A are available at www.proxyvote.com. D19782-P40026 STEEL CONNECT, INC. Annual Meeting of Stockholders July 23, 2020 at 9:00 a.m., Eastern Time This proxy is solicited by the Board of Directors The undersigned hereby constitutes and appoints Douglas B. Woodworth and Michael Macmanus, and each of them, the proxies of the undersigned, with full power of substitution, and hereby authorizes them, and each of them acting singly, to represent and to vote, as designated on the reverse side of this ballot, all the shares of common stock, par value $0.01 per share, or Series C Convertible Preferred Stock, par value $0.01 per share, of Steel Connect, Inc. (the “Company”) that the undersigned is/are entitled to vote at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”") of the Company to be held virtually at www.virtualshareholdermeeting.com/STCN2019 on July 23, 2020, at 9:00 a.m., Eastern Time, and at any adjournment or postponement thereof. The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting, Proxy Statement, a copy of the Company’s Annual Report on Form 10-K and Amendment No. 1 to Annual Report on Form 10-K/A for the fiscal year ended July 31, 2019. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned but no such direction is made, this proxy will be voted FOR the Company’s nominees in Proposal 1 and FOR Proposals 2, 3, 4 and 5. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting. Continued and to be signed on reverse side